UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Bond Fund Intermediate Bond Portfolio

October 31, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 18, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2012.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays Capital (“BC”) U.S. Aggregate Bond Index for the six- and 12-month periods ended October 31, 2012.

The Portfolio outperformed its benchmark for both periods, before sales charges, driven by positive sector, security and yield curve positioning. Within the Portfolio’s sector positioning, an underweight to Treasuries and overweights to commercial mortgage-backed securities (“CMBS”) and investment-grade corporates contributed positively for both periods. During both periods, non-government securities outperformed as investors became less risk-averse. An allocation to high yield corporates, along with an underweight to agency mortgages, was also a modest positive contributor.

Security selection within the Portfolio’s corporate holdings was a significant positive for both periods, helped by an overweight in financials. Yield curve positioning for both periods was also positive as an overweight in the 10-year area of the yield curve, where yields declined

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

most, was beneficial. Overall currency positioning was a detractor for both periods.

During both periods, treasury futures and interest rate swaps were utilized in order to manage both the duration and yield curve positioning, which had a positive impact on performance. As part of the Portfolio’s credit position, credit default swaps were utilized as both a hedge against bonds held in the Portfolio and as a substitute for corporate bonds. For the six-month period, the Portfolio’s credit default positions contributed positively; there was no meaningful impact for the 12-month period. The Portfolio also utilized currency forwards during the six- and 12-month periods for hedging and investment purposes, which detracted. Currency swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods.

Market Review and Investment Strategy

Volatility continued throughout the 12-month period ended October 31, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. The swings between “risk on” and “risk off” throughout the period reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging market economies, such as China and Brazil, were heading for a hard or soft landing from higher rates of growth.

Investor confidence improved in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro area crisis and after signs of improving economic momentum, particularly in the U.S., buoyed markets. In the second quarter of 2012, however, the pendulum swung back to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell significantly, with U.S. Treasury and German bund yields setting new record lows.

Toward the end of the 12-month period, global risk aversion eased once again, prompted by positive central bank policy initiatives. The ECB announced a bond purchase program to support financial market stability in the euro area, while yields on 10-year European government bonds, including those of countries at the center of the sovereign debt crisis, fell. In the U.S., a third round of quantitative easing by the Federal Reserve was also positive for broad market sentiment. Officials indicated that the current low interest rate regime would likely last until the middle of 2015; previously, it had been expected to run until the end of 2014. For the 12-month period, government securities generally underperformed risk assets, which gained in value, and corporate bond spreads narrowed.

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effects of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio^
Class A	3.72%	6.27%

Class B*	3.44%	5.56%

Class C	3.36%	5.55%

Advisor Class†	3.96%	6.59%

Class R†	3.61%	6.05%

Class K†	3.74%	6.32%

Class I†	3.96%	6.58%

BC U.S. Aggregate Bond Index	2.75%	5.25%

^      Includes the Adviser’s reimbursement in respect to the Lehman Bankruptcy Claim, which contributed to the Portfolio’s performance by 0.07% for the 12-month period ended October 31, 2012.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 10/31/02 TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Bond Portfolio Class A shares (from 10/31/02 to 10/31/12) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			1.28%
1 Year	6.27%	1.76%
5 Years	6.33%	5.42%
10 Years	5.09%	4.64%

Class B Shares			0.60%
1 Year	5.56%	2.56%
5 Years	5.65%	5.65%
10 Years(a)	4.71%	4.71%

Class C Shares			0.64%
1 Year	5.55%	4.55%
5 Years	5.61%	5.61%
10 Years	4.38%	4.38%

Advisor Class Shares**			1.63%
1 Year	6.59%	6.59%
5 Years	6.67%	6.67%
10 Years	5.43%	5.43%

Class R Shares**			1.04%
1 Year	6.05%	6.05%
5 Years	6.12%	6.12%
Since Inception†	4.98%	4.98%

Class K Shares**			1.32%
1 Year	6.32%	6.32%
5 Years	6.38%	6.38%
Since Inception†	5.48%	5.48%

Class I Shares**			1.64%
1 Year	6.58%	6.58%
5 Years	6.69%	6.69%
Since Inception†	5.76%	5.76%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00%, 1.75%, 1.71%, 0.70%, 1.31%, 1.01% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (exclusive of interest expense) to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	1.15%
5 Years	5.46%
10 Years	4.55%

Class B Shares
1 Year	1.93%
5 Years	5.64%
10 Years(a)	4.62%

Class C Shares
1 Year	3.90%
5 Years	5.65%
10 Years	4.30%

Advisor Class Shares**
1 Year	5.85%
5 Years	6.69%
Since Inception†	5.32%

Class R Shares**
1 Year	5.41%
5 Years	6.16%
Since Inception†	4.98%

Class K Shares**
1 Year	5.67%
5 Years	6.43%
Since Inception†	5.48%

Class I Shares**
1 Year	5.84%
5 Years	6.69%
Since Inception†	5.74%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,037.20	$4.35	0.85%
Hypothetical**	$1,000	$1,020.86	$4.32	0.85%
Class B
Actual	$1,000	$1,034.40	$7.93	1.55%
Hypothetical**	$1,000	$1,017.34	$7.86	1.55%
Class C
Actual	$1,000	$1,033.60	$7.92	1.55%
Hypothetical**	$1,000	$1,017.34	$7.86	1.55%
Advisor Class
Actual	$1,000	$1,039.60	$2.82	0.55%
Hypothetical**	$1,000	$1,022.37	$2.80	0.55%
Class R
Actual	$1,000	$1,036.10	$5.37	1.05%
Hypothetical**	$1,000	$1,019.86	$5.33	1.05%
Class K
Actual	$1,000	$1,037.40	$4.10	0.80%
Hypothetical**	$1,000	$1,021.11	$4.06	0.80%
Class I
Actual	$1,000	$1,039.60	$2.82	0.55%
Hypothetical**	$1,000	$1,022.37	$2.80	0.55%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $541.8

*	All data are as of October 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2012

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 27.3%
Industrial – 12.8%
Basic – 1.4%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$	795	$822,973
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		855	899,869
ArcelorMittal 6.125%, 6/01/18		852	849,177
ArcelorMittal USA LLC 6.50%, 4/15/14		150	156,421
Dow Chemical Co. (The) 4.125%, 11/15/21		360	393,501
5.25%, 11/15/41		350	400,316
7.60%, 5/15/14		462	509,346
8.55%, 5/15/19		490	664,492
International Paper Co. 4.75%, 2/15/22		235	267,590
7.95%, 6/15/18		830	1,079,322
Vale SA 5.625%, 9/11/42		1,370	1,467,685

			7,510,692

Capital Goods – 0.6%
ADT Corp. (The) 3.50%, 7/15/22(a)		315	320,545
Embraer SA 5.15%, 6/15/22		369	403,317
Owens Corning 6.50%, 12/01/16		955	1,074,986
Republic Services, Inc. 5.25%, 11/15/21		508	607,299
5.50%, 9/15/19		753	892,715

			3,298,862

Communications - Media – 2.5%
CBS Corp. 5.75%, 4/15/20		710	857,381
8.875%, 5/15/19		530	729,405
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,439	2,177,888
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		715	744,973
4.60%, 2/15/21		565	626,174
4.75%, 10/01/14		525	563,772
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		431	475,177

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

News America, Inc. 6.15%, 3/01/37-2/15/41	U.S.$	893	$1,135,503
6.55%, 3/15/33		142	174,389
9.25%, 2/01/13		310	315,850
Omnicom Group, Inc. 3.625%, 5/01/22		460	491,985
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,193	1,598,804
Time Warner Cable, Inc. 5.00%, 2/01/20		740	871,105
7.50%, 4/01/14		1,055	1,153,822
Time Warner Entertainment Co. LP 8.375%, 3/15/23		325	463,215
WPP Finance UK 8.00%, 9/15/14		1,185	1,323,133

			13,702,576

Communications - Telecommunications – 1.2%
American Tower Corp. 5.05%, 9/01/20		1,185	1,331,580
AT&T, Inc. 4.45%, 5/15/21		646	768,625
5.35%, 9/01/40		233	285,767
British Telecommunications PLC 2.00%, 6/22/15		576	590,803
5.95%, 1/15/18		193	231,735
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		1,170	1,274,463
Telecom Italia Capital SA 6.375%, 11/15/33		110	106,150
7.175%, 6/18/19		515	590,963
Telefonica Emisiones SAU 5.462%, 2/16/21		520	528,450
United States Cellular Corp. 6.70%, 12/15/33		775	812,339

			6,520,875

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		1,460	1,610,444
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,010	1,109,848

			2,720,292

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 4.70%, 1/15/21		600	696,950

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.625%, 4/15/31	U.S.$	1,285	$1,843,091
Viacom, Inc. 5.625%, 9/15/19		240	289,260

			2,829,301

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		1,370	1,387,407

Consumer Cyclical - Retailers – 0.4%
CVS Caremark Corp. 6.60%, 3/15/19		605	780,640
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,315	1,445,165

			2,225,805

Consumer Non-Cyclical – 1.3%
Ahold Finance USA LLC 6.875%, 5/01/29		1,275	1,639,808
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		130	139,877
5.875%, 5/15/13		965	991,349
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		310	321,310
Delhaize Group SA 5.875%, 2/01/14		335	350,647
Kroger Co. (The) 3.40%, 4/15/22		966	1,030,806
Laboratory Corp. of America Holdings 2.20%, 8/23/17		272	280,337
Reynolds American, Inc. 3.25%, 11/01/22		616	623,037
Tyson Foods, Inc. 4.50%, 6/15/22		999	1,058,940
Watson Pharmaceuticals, Inc. 3.25%, 10/01/22		487	501,848

			6,937,959

Energy – 2.5%
Anadarko Petroleum Corp. 6.45%, 9/15/36		401	515,761
Encana Corp. 3.90%, 11/15/21		1,625	1,752,442
Marathon Petroleum Corp. 3.50%, 3/01/16		180	192,863
5.125%, 3/01/21		889	1,048,255
Nabors Industries, Inc. 9.25%, 1/15/19		1,013	1,359,148
Noble Energy, Inc. 8.25%, 3/01/19		1,232	1,634,821

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Noble Holding International Ltd. 4.90%, 8/01/20	U.S.$	108	$124,196
Phillips 66 4.30%, 4/01/22(a)		1,375	1,542,311
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		1,375	1,525,519
Southwestern Energy Co. 4.10%, 3/15/22(a)		375	405,700
Transocean, Inc. 2.50%, 10/15/17		604	611,719
Valero Energy Corp. 6.125%, 2/01/20		770	951,102
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		630	701,356
6.00%, 3/15/18		91	104,739
9.625%, 3/01/19		605	801,512

			13,271,444

Technology – 0.8%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	251,198
Hewlett-Packard Co. 4.65%, 12/09/21		616	616,608
Intel Corp. 4.80%, 10/01/41		490	578,953
Motorola Solutions, Inc. 7.50%, 5/15/25		30	40,140
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		1,365	1,432,924
Xerox Corp. 8.25%, 5/15/14		1,250	1,381,895

			4,301,718

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		730	780,726
5.75%, 12/15/16		490	556,661

			1,337,387

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		1,490	1,518,685
Con-way, Inc. 6.70%, 5/01/34		643	690,138
Ryder System, Inc. 5.85%, 11/01/16		383	435,870
7.20%, 9/01/15		369	425,455

			3,070,148

			69,114,466

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 10.7%
Banking – 6.7%
Bank of America Corp. 5.875%, 2/07/42	U.S.$	1,012	$1,243,884
7.375%, 5/15/14		1,050	1,147,269
7.625%, 6/01/19		1,035	1,312,494
Series L 5.65%, 5/01/18		390	454,056
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	860	1,220,160
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	315	357,031
5.70%, 11/15/14		1,655	1,809,873
Citigroup, Inc. 4.50%, 1/14/22		1,115	1,230,902
5.375%, 8/09/20		723	845,652
8.50%, 5/22/19		1,495	1,993,472
Compass Bank 5.50%, 4/01/20		1,339	1,332,016
Countrywide Financial Corp. 6.25%, 5/15/16		62	68,336
DNB Bank ASA 3.20%, 4/03/17(a)		1,365	1,439,461
Fifth Third Bancorp 3.50%, 3/15/22		525	556,779
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		630	731,353
6.00%, 6/15/20		1,430	1,678,896
7.50%, 2/15/19		990	1,236,313
HSBC Holdings PLC 4.00%, 3/30/22		1,430	1,566,506
5.10%, 4/05/21		839	989,262
ING Bank NV 2.00%, 9/25/15(a)		1,360	1,360,629
JPMorgan Chase & Co. 4.40%, 7/22/20		1,165	1,294,667
4.50%, 1/24/22		520	587,493
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		282	306,289
Macquarie Group Ltd. 4.875%, 8/10/17(a)		668	722,108
Morgan Stanley 5.50%, 7/24/20		1,030	1,136,999
6.625%, 4/01/18		995	1,157,263
Series G 5.50%, 7/28/21		858	953,603
National Capital Trust II 5.486%, 3/23/15(a)		372	375,898

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$	1,415	$1,655,290
Santander US Debt SAU 2.991%, 10/07/13(a)		1,500	1,503,657
Societe Generale SA 2.50%, 1/15/14(a)		695	698,822
SouthTrust Corp. 5.80%, 6/15/14		1,470	1,574,004
UBS AG/Stamford CT 7.625%, 8/17/22		620	668,612
UFJ Finance Aruba AEC 6.75%, 7/15/13		172	179,061
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		563	553,155
Vesey Street Investment Trust I 4.404%, 9/01/16		457	495,204

			36,436,469

Finance – 0.4%
General Electric Capital Corp. 4.65%, 10/17/21		544	615,540
SLM Corp. 7.25%, 1/25/22		825	909,562
Series A 5.375%, 1/15/13-5/15/14		885	919,515

			2,444,617

Insurance – 2.6%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		650	773,613
Allstate Corp. (The) 6.125%, 5/15/37		905	937,806
American International Group, Inc. 4.875%, 6/01/22		755	851,506
6.40%, 12/15/20		680	835,107
Coventry Health Care, Inc. 5.95%, 3/15/17		295	344,567
6.125%, 1/15/15		115	126,358
6.30%, 8/15/14		900	978,557
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		542	753,227
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		280	294,215
5.125%, 4/15/22		435	495,325
5.50%, 3/30/20		726	841,173
Humana, Inc. 6.45%, 6/01/16		130	148,325
7.20%, 6/15/18		825	1,021,188
Lincoln National Corp. 8.75%, 7/01/19		361	478,032

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Markel Corp. 7.125%, 9/30/19	U.S.$	449	$545,383
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		300	461,740
Metlife Capital Trust IV 7.875%, 12/15/37(a)		590	712,370
MetLife, Inc. 7.717%, 2/15/19		358	472,314
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,190	1,725,089
WellPoint, Inc. 3.30%, 1/15/23		486	502,711
XL Group PLC 5.25%, 9/15/14		824	876,643

			14,175,249

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		998	1,059,817

REITS – 0.8%
HCP, Inc. 5.375%, 2/01/21		1,410	1,632,038
Health Care REIT, Inc. 5.25%, 1/15/22		1,410	1,610,110
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		845	888,222

			4,130,370

			58,246,522

Utility – 3.3%
Electric – 1.3%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		870	962,277
Constellation Energy Group, Inc. 5.15%, 12/01/20		260	305,590
FirstEnergy Corp. Series C 7.375%, 11/15/31		279	377,153
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		1,115	1,465,956
Nisource Finance Corp. 6.80%, 1/15/19		1,465	1,793,630
Pacific Gas & Electric Co. 4.50%, 12/15/41		530	594,576
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		283	294,385
TECO Finance, Inc. 4.00%, 3/15/16		310	332,509
5.15%, 3/15/20		380	444,915

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Union Electric Co. 6.70%, 2/01/19	U.S.$	140	$178,069
Wisconsin Energy Corp. 6.25%, 5/15/67		140	150,150

			6,899,210

Natural Gas – 2.0%
DCP Midstream LLC 5.35%, 3/15/20(a)		396	436,783
Energy Transfer Partners LP 6.70%, 7/01/18		411	504,781
7.50%, 7/01/38		909	1,220,125
Enterprise Products Operating LLC 5.20%, 9/01/20		235	283,788
EQT Corp. 8.125%, 6/01/19		689	863,758
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,595,501
4.15%, 3/01/22		339	374,377
ONEOK, Inc. 4.25%, 2/01/22		1,345	1,487,052
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,365	1,487,331
TransCanada PipeLines Ltd. 6.35%, 5/15/67		1,670	1,794,634
Williams Partners LP 5.25%, 3/15/20		733	863,102

			10,911,232

			17,810,442

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(a)		231	246,617
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		977	1,088,593
Petrobras International Finance Co. - Pifco 5.375%, 1/27/21		1,045	1,185,089

			2,520,299

Total Corporates - Investment Grades (cost $131,610,652)			147,691,729

MORTGAGE PASS- THROUGHS – 21.5%
Agency Fixed Rate 30-Year – 17.2%
Federal Home Loan Mortgage Corp. Gold 4.50%, 12/01/39		10,744	11,513,937

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

5.50%, 4/01/38 Series 2005	U.S.$	1,993		$2,169,255
5.50%, 1/01/35 Series 2007		1,003		1,098,256
5.50%, 7/01/35		142		155,298
Federal National Mortgage Association 3.50%, TBA		10,950		11,642,929
4.00%, 1/01/41-12/01/41		16,423		17,612,106
4.50%, TBA		7,740		8,349,525
5.50%, 1/01/35-6/01/38		8,026		8,828,992
6.00%, TBA		380		421,147
6.00%, 2/01/38-7/01/39		5,785		6,427,595
Series 2003 5.00%, 11/01/33		136		148,923
5.50%, 4/01/33-7/01/33		1,061		1,177,638
Series 2004 5.50%, 4/01/34-11/01/34		602		666,471
6.00%, 9/01/34		227		255,682
Series 2005 4.50%, 8/01/35		406		438,810
5.50%, 2/01/35		448		497,698
Series 2006 5.00%, 2/01/36		375		410,694
5.50%, 4/01/36		1,022		1,127,532
6.00%, 2/01/36		1,520		1,715,007
Series 2007 4.50%, 9/01/35		350		379,056
5.00%, 11/01/35-7/01/36		4,479		4,898,118
5.50%, 8/01/37		3,825		4,244,816
Series 2008 6.00%, 3/01/37-5/01/38		6,170		6,883,740
Series 2010 6.00%, 2/01/40-4/01/40		1,470		1,630,512
Government National Mortgage Association Series 1990 9.00%, 12/15/19		– 0	–	86
Series 1999 8.15%, 9/15/20		137		147,949

				92,841,772

Agency Fixed Rate 15-Year – 3.1%
Federal National Mortgage Association 3.00%, TBA		5,310		5,601,221
4.50%, TBA		3,460		3,727,339
4.50%, 3/01/25-6/01/26		6,820		7,372,990
Government National Mortgage Association Series 2001 7.50%, 12/15/14		144		145,722

				16,847,272

Agency ARMs – 1.2%
Federal Home Loan Mortgage Corp. 2.84%, 5/01/38(c)		936		1,010,611

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.225%, 11/01/35(d)	U.S.$	1,779	$1,899,585
Series 2006 2.378%, 3/01/34(c)		374	400,791
2.926%, 1/01/37(d)		102	109,380
Series 2007 3.305%, 3/01/37(d)		1,262	1,351,415
Federal National Mortgage Association Series 2007 2.339%, 3/01/34(c)		1,288	1,355,982
2.985%, 8/01/37(c)		487	524,371

			6,652,135

Total Mortgage Pass-Throughs (cost $112,028,022)			116,341,179

GOVERNMENTS - TREASURIES – 20.4%
United States – 20.4%
U.S. Treasury Bonds 2.75%, 8/15/42		805	788,649
3.00%, 5/15/42		2,755	2,845,830
3.125%, 2/15/42		1,120	1,187,200
4.50%, 2/15/36		7,119	9,471,343
4.625%, 2/15/40		9,825	13,438,753
5.375%, 2/15/31		1,385	1,996,131
U.S. Treasury Notes 0.50%, 7/31/17		3,340	3,312,081
0.625%, 8/31/17		2,220	2,213,930
0.75%, 6/30/17		2,245	2,253,769
0.875%, 11/30/16-1/31/17		6,300	6,375,316
1.00%, 8/31/16		34,080	34,695,042
1.50%, 6/30/16		10,090	10,456,549
1.625%, 8/15/22		3,520	3,500,749
1.75%, 5/15/22		595	600,857
2.00%, 11/15/21		11,480	11,924,850
2.625%, 4/30/16		4,875	5,239,484

Total Governments - Treasuries (cost $103,620,726)			110,300,533

ASSET - BACKED SECURITIES – 10.5%
Autos-Fixed Rate – 5.4%
Ally Auto Receivables Trust Series 2012-1, Class A2 0.71%, 9/15/14		1,124	1,126,009
Series 2012-5, Class A2 0.45%, 7/15/15		805	804,809
Ally Master Owner Trust Series 2010-3, Class A 2.88%, 4/15/15(a)		1,560	1,574,213
AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15		431	432,813

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-4, Class A2 0.49%, 4/08/16	U.S.$	2,025	$2,025,517
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,005	1,022,375
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		930	940,923
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		715	719,336
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(a)		726	731,465
Series 2012-2A, Class A 1.30%, 6/15/17(a)		1,279	1,279,075
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	1,914	1,923,544
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	1,521	1,522,580
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		895	904,352
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		3,080	3,082,204
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(a)		1,151	1,152,880
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		1,645	1,647,122
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,235	1,237,910
Series 2012-B, Class A2A 0.45%, 6/15/15		685	685,097
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)		1,725	1,729,542
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16		1,470	1,480,339
Series 2012-6, Class A2 0.47%, 9/15/15		600	600,198
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		910	910,336

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15	U.S.$	1,631	$1,642,061

			29,174,700

Credit Cards - Fixed Rate – 2.1%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		2,910	2,917,723
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 9/16/24		1,355	1,351,917
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17		1,585	1,583,920
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		791	797,289
Series 2012-A3, Class A3 0.86%, 11/15/17		891	898,663
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		1,445	1,455,817
Series 2012-7, Class A 1.76%, 9/15/22		1,245	1,244,667
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		890	894,161

			11,144,157

Credit Cards - Floating Rate – 1.3%
American Express Credit Account Master Trust Series 2011-1, Class A 0.384%, 4/17/17(d)		1,365	1,367,985
Chase Issuance Trust Series 2012-A1, Class A1 0.314%, 5/16/16(d)		2,635	2,638,107
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.911%, 2/15/17(a)(d)	EUR	1,235	1,614,895
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.783%, 3/18/14(a)(d)	U.S.$	1,571	1,572,513

			7,193,500

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.8%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(a)	CAD	464	$464,731
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)	U.S.$	773	775,409
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		496	498,040
Series 2012-A, Class A3 0.94%, 5/15/17		1,061	1,070,110
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		567	569,256
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)		807	808,390

			4,185,936

Other ABS - Floating Rate – 0.5%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.701%, 6/20/17(d)		2,895	2,908,853

Autos - Floating Rate – 0.4%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.619%, 9/15/17(a)(d)		2,040	2,040,887

Home Equity Loans - Fixed Rate – 0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		75	76,883
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		168	166,371
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		18	– 0	–

			243,254

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.336%, 12/25/32(d)		80	74,126

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.471%, 1/20/35(d)	U.S.$	105	$101,156

			175,282

Total Asset-Backed Securities (cost $56,951,280)			57,066,569

AGENCIES – 8.0%
Agency Debentures – 8.0%
Federal Farm Credit Bank 0.241%, 9/29/14(d)		13,510	13,516,201
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		6,359	6,664,346
Federal National Mortgage Association 6.25%, 5/15/29		8,610	12,532,174
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		12,340	10,870,812

Total Agencies (cost $39,812,257)			43,583,533

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.5%
Non-Agency Fixed Rate CMBS – 5.5%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,130	2,449,196
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.805%, 6/15/38		2,850	3,276,149
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.804%, 5/15/46		1,200	1,405,908
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.254%, 4/10/37		775	594,696
Series 2007-GG9, Class A4 5.444%, 3/10/39		2,495	2,874,095
GS Mortgage Securities Corp. II Series 2012-GCJ7, Class A4 3.377%, 5/10/45		2,680	2,900,441
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44		1,455	1,638,107

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-CB15, Class A4 5.814%, 6/12/43	U.S.$	2,335	$2,686,726
Series 2006-CB16, Class A4 5.552%, 5/12/45		1,810	2,088,937
Series 2007-LD11, Class A4 5.813%, 6/15/49		2,485	2,909,779
Series 2007-LD12, Class AM 6.043%, 2/15/51		795	863,001
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,091	1,141,916
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,118	1,141,185
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.892%, 6/12/46		220	254,677
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,451,019
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.372%, 11/01/31(a)(g)(h)		7,693	153,118

			29,828,950

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39 0.077%, 7/16/46(c)(h)		6,914	59,565

Total Commercial Mortgage-Backed Securities (cost $27,683,218)			29,888,515

CORPORATES - NON-INVESTMENT GRADES – 1.2%
Industrial – 0.8%
Basic – 0.1%
LyondellBasell Industries NV 5.75%, 4/15/24		766	886,645

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		825	860,062
Ball Corp. 5.00%, 3/15/22		820	865,100

			1,725,162

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.3%
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	545	$602,225
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)		825	851,812

			1,454,037

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		228	238,260

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		395	421,663

			4,725,767

Financial Institutions – 0.3%
Banking – 0.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	340	328,403
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	635	607,673

			936,076

Other Finance – 0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		552	581,928

			1,518,004

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22		440	491,502

Total Corporates - Non-Investment Grades (cost $5,722,280)			6,735,273

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		839	945,973

Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)		790	970,736

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,658,339

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

South Korea – 0.2%
Korea National Oil Corp. 3.125%, 4/03/17(a)	U.S.$	1,365	$1,434,530

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		1,365	1,446,900

Total Quasi-Sovereigns (cost $5,728,080)			6,456,478

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Non-Agency Fixed Rate – 0.6%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.743%, 5/25/35		1,114	1,078,778
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.925%, 7/25/36		1,358	826,597
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32		1,212	1,076,433
Series 2003-6A, Class B3 2.956%, 3/25/33(g)		645	35,346

			3,017,154

Non-Agency Floating Rate – 0.2%
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.854%, 2/25/47(d)		1,580	1,086,573

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.75%, 5/28/35		65	56,472

Total Collateralized Mortgage Obligations (cost $5,988,389)			4,160,199

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Indonesia – 0.3%
Indonesia Government International Bond 5.25%, 1/17/42(a)		1,370	1,578,925

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(a)		1,108	1,268,660

Total Governments - Sovereign Bonds (cost $2,442,122)			2,847,585

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.625%, 3/01/40 (cost $1,382,877)	U.S.$		1,355	$1,894,751

			Shares
SHORT-TERM INVESTMENTS – 8.2%
Investment Companies – 5.2%
AllianceBerstein Fixed-Income Shares, Inc. -Government STIF Portfolio, 0.15%(i) (cost $28,303,873)			28,303,873	28,303,873

			Principal Amount (000)
Treasury Bill – 3.0%
Japan Treasury Discount Bill Series 301 Zero Coupon, 11/12/12 (cost $16,359,436)		JPY	1,280,000	16,033,612

Total Short-Term Investments (cost $44,663,309)				44,337,485

Total Investments – 105.5% (cost $537,633,212)				571,303,829
Other assets less liabilities – (5.5)%				(29,529,627)

Net Assets – 100.0%				$541,774,202

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	18	December 2012	$3,967,277	$3,965,906	$1,371

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank NA	CAD	2,493	USD	2,552	11/09/12	$56,182
Deutsche Bank AG London	EUR	5,459	USD	7,128	12/06/12	49,963
Royal Bank of Canada	CAD	2,642	USD	2,692	11/09/12	47,146
Royal Bank of Scotland PLC	JPY	1,280,000	USD	16,375	11/13/12	339,106
State Street Bank & Trust Co.	USD	73	CAD	73	11/09/12	(346)
UBS AG	JPY	425,942	USD	5,409	11/16/12	73,149
UBS AG	USD	2,750	MXN	35,362	12/05/12	(57,708)

						$507,492

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$5,590	1/30/17	1.059%	3 Month LIBOR	$(100,539)
JPMorgan Chase Bank, NA	6,230	2/7/22	2.043%	3 Month LIBOR	(254,861)

					$(355,400)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse
International: Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00%	1.58%	$1,360	$(35,812)	$(46,761)	$10,949

*	Termination date

CROSS CURRENCY SWAP CONTRACTS (see Note D)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$42,874

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the aggregate market value of these securities amounted to $57,474,990 or 10.6% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2012.

(c)	Variable rate coupon, rate shown as of October 31, 2012.

(d)	Floating Rate Security. Stated interest rate was in effect at October 31, 2012.

(e)	Fair valued by the Adviser.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of October 31, 2012, is considered illiquid and restricted.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$17,607	$0	0.00%

(g)	Illiquid security.

(h)	IO – Interest Only

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

JPY – Japanese Yen

MXN – Mexican Peso

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

GO – General Obligation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $509,329,339)	$542,999,956
Affiliated issuers (cost $28,303,873)	28,303,873
Cash	8,362	(a)
Receivable for investment securities sold	11,728,322
Interest and dividends receivable	3,530,734
Unrealized appreciation of forward currency exchange contracts	565,546
Receivable for capital stock sold	458,236
Unrealized appreciation on cross currency swap contracts	42,874
Unrealized appreciation on credit default swap contracts	10,949

Total assets	587,648,852

Liabilities
Payable for investment securities purchased	43,282,722
Payable for capital stock redeemed	1,285,991
Unrealized depreciation on interest rate swap contracts	355,400
Dividends payable	331,135
Distribution fee payable	155,451
Advisory fee payable	138,861
Unrealized depreciation of forward currency exchange contracts	58,054
Transfer Agent fee payable	48,372
Premium received on credit default swap contracts	46,761
Administrative fee payable	21,824
Payable for variation margin on futures contracts	845
Accrued expenses	149,234

Total liabilities	45,874,650

Net Assets	$541,774,202

Composition of Net Assets
Capital stock, at par	$47,529
Additional paid-in capital	551,928,986
Undistributed net investment income	677,697
Accumulated net realized loss on investment and foreign currency transactions	(44,759,296)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	33,879,286

	$541,774,202

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$370,671,505	32,514,721	$11.40	*

B	$9,089,275	796,943	$11.41

C	$61,224,333	5,380,641	$11.38

Advisor	$94,584,166	8,293,184	$11.41

R	$1,568,045	137,523	$11.40

K	$3,822,514	335,060	$11.41

I	$814,364	71,338	$11.42

(a)	An amount of $4,050 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2012.

*	The maximum offering price per share for Class A shares was $11.91 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income
Interest	$17,091,216
Dividends
Unaffiliated issuers	39,100
Affiliated issuers	28,264	$17,158,580

Expenses
Advisory fee (see Note B)	2,457,595
Distribution fee—Class A	1,125,114
Distribution fee—Class B	101,251
Distribution fee—Class C	620,290
Distribution fee—Class R	7,795
Distribution fee—Class K	8,370
Transfer agency—Class A	541,726
Transfer agency—Class B	20,096
Transfer agency—Class C	96,626
Transfer agency—Advisor Class	134,524
Transfer agency—Class R	3,965
Transfer agency—Class K	6,574
Transfer agency—Class I	917
Custodian	207,415
Registration fees	63,175
Administrative	63,075
Audit	58,483
Printing	44,391
Legal	34,257
Directors’ fees	10,803
Miscellaneous	22,608

Total expenses	5,629,050
Less: expenses waived and reimbursed by the Adviser (see Note B)	(762,405)

Net expenses		4,866,645

Net investment income		12,291,935

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		5,129,720 (a)
Futures contracts		(7,971)
Swap contracts		(1,369,219)
Foreign currency transactions		(833,874)
Net change in unrealized appreciation/depreciation of:
Investments		16,725,560
Futures contracts		1,371
Swap contracts		567,350
Foreign currency denominated assets and liabilities and other assets		483,571

Net gain on investment and foreign currency transactions		20,696,508

Net Increase in Net Assets from Operations		$32,988,443

(a)	Includes reimbursement from Advisor of $369,671 (see Note B).

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,291,935	$18,524,537
Net realized gain on investment and foreign currency transactions	2,918,656	11,838,627
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	17,777,852	(9,702,077)

Net increase in net assets from operations	32,988,443	20,661,087
Dividends to Shareholders from
Net investment income
Class A	(10,803,343)	(13,589,921)
Class B	(223,298)	(373,781)
Class C	(1,357,337)	(1,708,102)
Advisor Class	(2,944,926)	(3,120,955)
Class R	(39,970)	(28,243)
Class K	(96,136)	(131,770)
Class I	(24,064)	(40,701)
Capital Stock Transactions
Net decrease	(23,730,835)	(50,771,470)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	23,591	– 0	–

Total decrease	(6,207,875)	(49,103,856)
Net Assets
Beginning of period	547,982,077	597,085,933

End of period (including undistributed net investment income of $677,697 and $4,402,419, respectively)	$541,774,202	$547,982,077

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Intermediate Bond Portfolio. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset (including those valued based on their market values as described in Note 1 above) or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grades	$	– 0	–	$147,691,729		$	– 0	–	$147,691,729
Mortgage Pass-Throughs		– 0	–	116,341,179			–0	–	116,341,179
Governments—Treasuries		– 0	–	110,300,533			–0	–	110,300,533
Asset-Backed Securities		– 0	–	52,462,097			4,604,472		57,066,569
Agencies		– 0	–	43,583,533			–0	–	43,583,533
Commercial Mortgage-Backed Securities		– 0	–	25,367,921			4,520,594		29,888,515
Corporates—Non-Investment Grades		– 0	–	6,735,273			–0	–	6,735,273
Quasi-Sovereigns		– 0	–	6,456,478			–0	–	6,456,478
Collateralized Mortgage Obligations		– 0	–	56,472			4,103,727		4,160,199
Governments—Sovereign Bonds		– 0	–	2,847,585			–0	–	2,847,585
Local Governments—Municipal Bonds		– 0	–	1,894,751			–0	–	1,894,751
Short-Term Investments:
Investment Companies		28,303,873		– 0	–		–0	–	28,303,873
Treasury Bill		– 0	–	16,033,612			–0	–	16,033,612

Total Investments in Securities		28,303,873		529,771,163			13,228,793		571,303,829
Other Financial Instruments*:
Assets:
Futures Contracts		1,371		– 0	–		–0	–	1,371 #
Forward Currency Exchange Contracts		– 0	–	565,546			–0	–	565,546
Credit Default Swap Contracts		– 0	–	10,949			–0	–	10,949
Cross Currency Swap Contracts		– 0	–	– 0	–		42,874		42,874
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(58,054)			–0	–	(58,054)
Interest Rate Swap Contracts		– 0	–	(355,400)			–0	–	(355,400)

Total+		$28,305,244		$529,934,204			$13,271,667		$571,511,115

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Notes to Financial Statements

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/11	$3,595,821		$4,358,584		$5,968,446
Accrued discounts/(premiums)	208		60,539		(861)
Realized gain (loss)	(368,055)		235,306		(2,261,222)
Change in unrealized appreciation/depreciation	613,268		114,890		3,296,812
Purchases	3,377,519		3,559,625		– 0	–
Sales	(2,614,289)		(977,513)		(2,899,448)
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	235,565		– 0	–
Transfers out of Level 3	– 0	–	(3,066,402)		– 0	–

Balance as of 10/31/12+	$4,604,472		$4,520,594		$4,103,727

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$78,873		$254,279		$951,000

	Bank Loans			Cross Currency Swap Contracts			Total
Balance as of 10/31/11		$1,307,813		$	– 0	–	$15,230,664
Accrued discounts/(premiums)		6,664			– 0	–	66,550
Realized gain (loss)		33,275			3,024		(2,357,672)
Change in unrealized appreciation/depreciation		38,266			42,874		4,106,110
Purchases		– 0	–		– 0	–	6,937,144
Sales		(1,386,018)			– 0	–	(7,877,268)
Settlements		– 0	–		(3,024)		(3,024)
Transfers in to Level 3		– 0	–		– 0	–	235,565
Transfers out of Level 3		– 0	–		– 0	–	(3,066,402)

Balance as of 10/31/12	$	– 0	–		$42,874		$13,271,667

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$	– 0	–		$42,874		$1,327,026

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at October 31, 2012:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2012	Valuation Technique	Unobservable Input	Range
Asset-backed Securities	$4,139,741	Third Party Vendor	Evaluated Quotes	$92.23-$102.56
	464,731	Indicative Market Quotations	Broker Quote	$100.15
	0	Qualitative Assessment		$0.00
Commercial Mortgage-Backed Securities	$4,520,594	Third Party Vendor	Evaluated Quotes	$1.99-$117.09
Collateralized Mortgage Obligations	$4,103,727	Third Party Vendor	Evaluated Quotes	$5.48-$96.88
Cross Currency Swap	$42,874	Bloomberg Vendor Model	Bloomberg Currency Swap Curves	N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceeded established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 31, 2013 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2012, such reimbursement waivers amounted to $762,405.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2012, the reimbursement for such services amounted to $63,075.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $468,377 for the year ended October 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $19,439 from the sale of Class A shares and received $4,765, $2,764 and $2,805 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2012.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2012 (000)	Dividend Income (000)
$ 80,830	$249,132	$301,658	$28,304	$28

Brokerage commissions paid on investment transactions for the year ended October 31, 2012 amounted to $319, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $743,058. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim

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Notes to Financial Statements

is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $369,671 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $369,671.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $913,235, $111,574 and $41,358 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$200,724,200	$117,468,037
U.S. government securities	440,722,341	465,370,667

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$537,731,736

Gross unrealized appreciation	$36,735,250
Gross unrealized depreciation	(3,163,157)

Net unrealized appreciation	$33,572,093

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2012, the Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

During the year ended October 31, 2012, the Portfolio held interest rate swaps for hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the year ended October 31, 2012, the Portfolio held currency swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

During the year ended October 31, 2012, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.
At October 31, 2012, the Portfolio had a Sale Contract outstanding with a Maximum Payout Amount of $1,360,000, with net unrealized appreciation of $10,949, and a term of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $391,212. If a trigger event had occurred at October 31, 2012, for those derivatives in a net liability position, an amount of $391,212 would be required to be posted by the Portfolio.

At October 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$565,546	Unrealized depreciation of forward currency exchange contracts	$58,054

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Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts				Unrealized depreciation on interest rate swap contracts	$355,400

Foreign exchange contracts	Unrealized appreciation on cross currency swap contracts	$42,874

Credit contracts	Unrealized appreciation on credit default swap contracts	10,949

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	1,371	*

Total		$620,740			$413,454

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$207,078	$670,480

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	7,443	(355,400)

Foreign exchange contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	2,628	42,874

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(1,379,290)	$879,876

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(7,971)	1,371

Total		$(1,170,112)	$1,239,201

The following table represents the volume of the Portfolio’s derivative transactions during the year ended October 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,224,738	(a)
Average principal amount of sale contracts	$25,927,882

Interest Rate Swap Contracts:
Average notional amount	$13,349,121	(b)

Cross Currency Swap Contracts:
Average notional amount	$1,637,610	(c)

Credit Default Swap Contracts:
Average notional amount of buy contracts	$32,198,151	(d)
Average notional amount of sale contracts	$1,360,000	(e)

Futures Contracts:
Average original value of sale contracts	$4,957,286

(a)	Positions were open eleven months during the year.

(b)	Positions were open ten months during the year.

(c)	Positions were open eight months during the year.

(d)	Positions were open four months during the year.

(e)	Positions were open three months during the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such

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Notes to Financial Statements

transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended October 31, 2012, the Portfolio earned drop income of $389,017 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2012, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	3,180,705	2,899,019	$35,397,916	$31,699,852

Shares issued in reinvestment of dividends	704,877	899,313	7,848,590	9,793,717

Shares converted from Class B	235,920	312,840	2,636,047	3,401,345

Shares redeemed	(6,168,866)	(7,606,304)	(68,770,065)	(82,758,220)

Net decrease	(2,047,364)	(3,495,132)	$(22,887,512)	$(37,863,306)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class B
Shares sold	191,893	164,104	$2,141,659	$1,790,665

Shares issued in reinvestment of dividends	18,144	30,903	202,217	336,321

Shares converted to Class A	(235,838)	(312,754)	(2,636,047)	(3,401,345)

Shares redeemed	(182,557)	(337,887)	(2,036,753)	(3,675,573)

Net decrease	(208,358)	(455,634)	$(2,328,924)	$(4,949,932)

Class C
Shares sold	809,250	916,125	$8,991,383	$10,028,746

Shares issued in reinvestment of dividends	93,922	117,553	1,043,401	1,277,698

Shares redeemed	(1,162,243)	(1,465,825)	(12,939,160)	(15,896,017)

Net decrease	(259,071)	(432,147)	$(2,904,376)	$(4,589,573)

Advisor Class
Shares sold	1,672,705	2,072,355	$18,639,976	$22,795,526

Shares issued in reinvestment of dividends	247,338	279,117	2,756,938	3,040,775

Shares redeemed	(1,630,630)	(2,536,553)	(18,267,023)	(27,472,513)

Net increase (decrease)	289,413	(185,081)	$3,129,891	$(1,636,212)

Class R
Shares sold	191,972	70,380	$2,139,063	$765,280

Shares issued in reinvestment of dividends	3,525	2,588	39,355	28,234

Shares redeemed	(163,801)	(36,220)	(1,833,909)	(392,662)

Net increase	31,696	36,748	$344,509	$400,852

Class K
Shares sold	98,325	138,633	$1,096,546	$1,506,114

Shares issued in reinvestment of dividends	8,569	12,302	95,603	134,067

Shares redeemed	(31,478)	(287,844)	(350,698)	(3,139,003)

Net increase (decrease)	75,416	(136,909)	$841,451	$(1,498,822)

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class I
Shares sold	6,737	13,178	$75,167	$144,328

Shares issued in reinvestment of dividends	2,153	3,809	24,026	41,484

Shares redeemed	(2,255)	(74,830)	(25,067)	(820,289)

Net increase (decrease)	6,635	(57,843)	$74,126	$(634,477)

For the year ended October 31, 2012, the Portfolio received $23,591 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”)

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$15,489,074	$18,993,473

Total taxable distributions paid	$15,489,074	$18,993,473

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,455,265
Accumulated capital and other losses	(44,665,589	)(a)
Unrealized appreciation/(depreciation)	33,339,150	(b)

Total accumulated earnings/(deficit)	$(9,871,174	)(c)

(a)

On October 31, 2012, the Portfolio had a net capital loss carryforward of $44,586,760. During the fiscal year, the Portfolio utilized $3,336,287 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $14,257,475 of capital loss carryforwards expire during the fiscal year. As of October 31, 2012, the cumulative deferred loss on straddles was $78,829.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

As of October 31, 2012, the Portfolio had a net capital loss carryforward of $44,586,760 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 12,682,229	n/a	2013
19,419,566	n/a	2014
12,484,965	n/a	2015

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, the expiration of capital loss carryforwards, reclassifications of consent fees and paydown gains/losses, and the tax treatment of Treasury inflation-protected securities resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24

Income From Investment Operations
Net investment income(a)(b)	.26	.37	.42	.44	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42	.07	.70	1.53	(1.49)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.68	.44	1.12	1.97	(.99)

Less: Dividends
Dividends from net investment income	(.32)	(.38)	(.42)	(.46)	(.48)

Net asset value, end of period	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77

Total Return
Total investment return based on net asset value(d)	6.27	%†	4.11%	11.17	%*	23.0	1%*	(10.15	) % *
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$370,672	$381,577	$418,023	$419,319	$360,606
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85%	.91	%(e)	.89%	.85%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.85%	.85%	.85	%(e)	.85%	.85%
Expenses, before waivers/reimbursements	.99%	1.00%	1.11	%(e)	1.11%	1.09%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.99%	1.00%	1.05	%(e)	1.07%	1.09%
Net investment income(b)	2.29%	3.42%	3.98	%(e)	4.71%	4.68%
Portfolio turnover rate	110%	115%	99%	95%	184%

See footnote summary on page 64.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.05	$ 10.98	$ 10.28	$ 8.77	$ 10.23

Income From Investment Operations
Net investment income(a)(b)	.18	.30	.35	.38	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	.08	.70	1.52	(1.47)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.61	.38	1.05	1.90	(1.05)

Less: Dividends
Dividends from net investment income	(.25)	(.31)	(.35)	(.39)	(.41)

Net asset value, end of period	$ 11.41	$ 11.05	$ 10.98	$ 10.28	$ 8.77

Total Return
Total investment return based on net asset value(d)	5.56	%†	3.50%	10.40	%*	22.17	%*	(10.69	) %*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,089	$11,104	$16,048	$21,830	$31,207
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.62	%(e)	1.58%	1.55%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55%	1.55%	1.55	%(e)	1.55%	1.55%
Expenses, before waivers/reimbursements	1.74%	1.75%	1.88	%(e)	1.87%	1.83%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.74%	1.75%	1.81	%(e)	1.84%	1.83%
Net investment income(b)	1.59%	2.73%	3.35	%(e)	4.07%	3.95%
Portfolio turnover rate	110%	115%	99%	95%	184%

See footnote summary on page 64

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 11.02	$ 10.96	$ 10.26		$ 8.75	$ 10.22

Income From Investment Operations
Net investment income(a)(b)	.18	.29	.35		.38	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42	.07	.70		1.52	(1.49)
Contributions from Adviser	– 0 –	– 0 –	– 0 –		– 0 –	.00	(c)

Net increase (decrease) in net asset value from operations	.60	.36	1.05		1.90	(1.06)

Less: Dividends
Dividends from net investment income	(.24)	(.30)	(.35)		(.39)	(.41)

Net asset value, end of period	$ 11.38	$ 11.02	$ 10.96		$ 10.26	$ 8.75

Total Return
Total investment return based on net asset value(d)	5.55%†	3.40%	10.42	%*	22.22%*	(10.80	)% *
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,224	$62,147	$66,568		$61,635	$51,708
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.55%	1.55%	1.61	%(e)	1.59%	1.55%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55%	1.55%	1.55	%(e)	1.55%	1.55%
Expenses, before waivers/reimbursements	1.70%	1.71%	1.83	%(e)	1.82%	1.80%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.70%	1.71%	1.77	%(e)	1.78%	1.80%
Net investment income(b)	1.60%	2.72%	3.27	%(e)	4.02%	3.99%
Portfolio turnover rate	110%	115%	99%		95%	184%

See footnote summary on page 64.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.05	$ 10.99	$ 10.28	$ 8.78	$ 10.24

Income From Investment Operations
Net investment income(a)(b)	.29	.40	.44	.47	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42	.07	.73	1.51	(1.45)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.71	.47	1.17	1.98	(.95)

Less: Dividends
Dividends from net investment income	(.35)	(.41)	(.46)	(.48)	(.51)

Net asset value, end of period	$ 11.41	$ 11.05	$ 10.99	$ 10.28	$ 8.78

Total Return
Total investment return based on net asset value(d)	6.59	%†	4.43%	11.59	%*	23.23	%*	(9.78	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,584	$88,402	$89,981	$62,369	$33,139
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55%	.55%	.60	%(e)	.60%	.55%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55%	.55%	.55	%(e)	.55%	.55%
Expenses, before waivers/reimbursements	.69%	.70%	.80	%(e)	.80%	.80%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.69%	.70%	.75	%(e)	.76%	.80%
Net investment income(b)	2.59%	3.70%	4.19	%(e)	4.95%	4.98%
Portfolio turnover rate	110%	115%	99%	95%	184%

See footnote summary on page 64.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24

Income From Investment Operations
Net investment income(a)(b)	.23	.34	.37	.43	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	.08	.73	1.51	(1.47)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.66	.42	1.10	1.94	(1.01)

Less: Dividends
Dividends from net investment income	(.30)	(.36)	(.40)	(.43)	(.46)

Net asset value, end of period	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77

Total Return
Total investment return based on net asset value(d)	6.05	%†	3.91%	10.94	%*	22.74	%*	(10.33	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,568	$1,168	$759	$156	$73
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05%	1.08	%(e)	1.11%	1.05%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.05%	1.05%	1.05	%(e)	1.05%	1.05%
Expenses, before waivers/reimbursements	1.29%	1.31%	1.37	%(e)	1.38%	1.25%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.29%	1.31%	1.34	%(e)	1.33%	1.25%
Net investment income(b)	2.07%	3.16%	3.49	%(e)	4.39%	4.45%
Portfolio turnover rate	110%	115%	99%	95%	184%

See footnote summary on page 64.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.05	$ 10.99	$ 10.29	$ 8.78	$ 10.25

Income From Investment Operations
Net investment income(a)(b)	.26	.38	.43	.45	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	.07	.70	1.52	(1.47)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.69	.45	1.13	1.97	(.99)

Less: Dividends
Dividends from net investment income	(.33)	(.39)	(.43)	(.46)	(.48)

Net asset value, end of period	$ 11.41	$ 11.05	$ 10.99	$ 10.29	$ 8.78

Total Return
Total investment return based on net asset value(d)	6.32	%†	4.17%	11.21	%*	23.05	%*	(10.09	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,823	$2,869	$4,359	$4,434	$3,784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80%	.86	%(e)	.84%	.80%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.80%	.80%	.80	%(e)	.80%	.80%
Expenses, before waivers/reimbursements	.99%	1.01%	1.09	%(e)	1.05%	1.02%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.99%	1.01%	1.03	%(e)	1.01%	1.02%
Net investment income(b)	2.34%	3.49%	4.02	%(e)	4.76%	4.69%
Portfolio turnover rate	110%	115%	99%	95%	184%

See footnote summary on page 64.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.06	$ 11.00	$ 10.29	$ 8.78	$ 10.24

Income From Investment Operations
Net investment income(a)(b)	.29	.42	.49	.47	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42	.05	.68	1.52	(1.45)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.71	.47	1.17	1.99	(.95)

Less: Dividends
Dividends from net investment income	(.35)	(.41)	(.46)	(.48)	(.51)

Net asset value, end of period	$ 11.42	$ 11.06	$ 11.00	$ 10.29	$ 8.78

Total Return
Total investment return based on net asset value(d)	6.58	%†	4.42%	11.59	%*	23.36	%*	(9.78	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$814	$715	$1,348	$5,095	$5,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55%	.55%	.67	%(e)	.59%	.55%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55%	.55%	.55	%(e)	.55%	.55%
Expenses, before waivers/reimbursements	.66%	.68%	.81	%(e)	.72%	.64%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.66%	.68%	.69	%(e)	.68%	.64%
Net investment income(b)	2.59%	3.76%	4.60	%(e)	5.02%	4.98%
Portfolio turnover rate	110%	115%	99%	95%	184%

See footnote summary on page 64.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2010, October 31, 2009 and October 31, 2008 by 0.01%, 0.01%, and 0.21%, respectively.

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year-ended October 31, 2012, (see Note B).

See notes to financial statements.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and the Shareholders of AllianceBernstein Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2012

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2012.

For foreign shareholders, 88.39% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr., ++, # Chairman of the Board 80 (1998)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	101	None

John H. Dobkin, # 70 (1998)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Shawn E. Keegan 41	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2007.

Alison M. Martier 55	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Douglas J. Peebles 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Greg J. Wilensky 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/12 ($MM)
Intermediate Bond Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$546.0

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $66,498 (0.01% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser prior to the Portfolio’s new prospectus date upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

The Adviser provided notice to the Directors of its intention to modify the expense limitation undertaking expense levels for the Portfolio to be effective with the Portfolio’s prospectus updates on February 1, 2013. In this regard, the Adviser will raise the cap levels for the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]	Fiscal Year End
Portfolio	Class	Current	Effective 02/01/13
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I	0.55% 0.85% 1.55% 1.55% 1.05% 0.80% 0.55%	0.60% 0.90% 1.60% 1.60% 1.10% 0.85% 0.60%	0.69% 0.99% 1.74% 1.70% 1.30% 0.98% 0.66%	Oct. 31 (ratios as of Apr. 30, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

5	Annualized.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2012 net assets. 7

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$546.0	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.216%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2012 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio. 8 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2012 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2012 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.216%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.490	4/13

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.851	0.870	6/13	0.854	35/72
Pro-forma[14]	0.900	0.870	9/13	0.854	47/72

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011 relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A share total expense ratio.

14	Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2013.

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $10,684, $1,919,856 and $19,110 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $500,201 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended July 31, 2012.20

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
18	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	6.23	7.78	7.24	13/13	73/88
3 year	8.65	8.26	7.92	6/13	24/80
5 year	6.57	7.46	6.70	9/12	38/69
10 year	5.27	5.93	5.47	8/10	32/52

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending July 31, 2012 Annualized Performance
						Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Intermediate Bond Portfolio	6.23	8.65	6.57	5.27	5.68	4.48	0.74	10
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	6.26	3.62	1.01	10
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	85

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

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Tax-Managed Wealth Appreciation Strategy

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Discovery Growth Fund**

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Select US Equity Portfolio

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International Focus 40 Portfolio

International Growth Fund

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Core Opportunities Fund

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Bond Inflation Strategy

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Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

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Global Risk Allocation Fund**

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Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

86	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	87

NOTES

88	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	89

NOTES

90	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	91

NOTES

92	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1012

ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

October 31, 2012

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 18, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Inflation Strategy (the “Strategy”) for the annual reporting period ended October 31, 2012.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation.

The Strategy pursues its objective by investing principally in Treasury Inflation-Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them is adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays Capital (“BC”) 1-10 year TIPS Index, and to the Lipper TIPS Fund Average (the “Lipper Average”) for the six- and 12-month periods ended October 31, 2012.

During both periods, the Strategy rose in absolute terms and outperformed its benchmark, yet underperformed the Lipper Average, before sales charges. Exposure to investment-grade corporates was a primary positive contributor, followed by exposure to both commercial mortgage-backed securities (“CMBS”) and high-yield corporates. There were no material detractors for both periods.

During both periods, yield curve positioning and duration management had a positive impact on relative performance. The Strategy’s longer-than-benchmark duration positioning and overweight in the 10-year area of the curve, where yields declined most, contributed positively for both periods. Derivatives in the form of Treasury futures and interest rate swaps were utilized in order to manage duration, country exposure and yield curve positioning of the Strategy for both periods.

The Strategy’s overall currency positioning did not have a material impact on performance during either period. The Strategy utilized currency forwards for hedging back currency exposure on non-U.S. dollar positions and to manage currency exposure. The Strategy utilized leverage through reverse repurchase agreements at favorable rates, which contributed positively for both periods. As part of the Strategy’s credit position, credit default swaps were utilized early in the 12-month period to as a substitute for corporate bonds. As market volatility increased during the year, credit default swaps were utilized as a hedge against credit risk. For both periods, the impact of credit default swaps was immaterial.

Market Review and Investment Strategy

Volatility continued throughout the 12-month period ended October 31, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. The swings between “risk-on” and “risk off” throughout

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

the period reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging market economies such as China and Brazil were heading for a hard or soft economic landing.

Investor confidence improved dramatically in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro area crisis and after signs of improving economic momentum, particularly in the U.S., buoyed markets. In the second quarter of 2012, however, the pendulum swung back to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell dramatically, with U.S. Treasury and German bund yields setting new record lows.

Toward the end of the 12-month period global risk aversion eased once again, prompted by positive central bank policy initiatives. The ECB announced a bond purchase program to support financial market stability in the euro area. Yields on 10-year European government bonds, including those of countries at the center of the sovereign debt crisis, fell. In the U.S., a third round of quantitative easing by the Federal Reserve was also positive for broad-market sentiment. Federal Reserve officials also indicated that the current low-interest-rate regime would likely last until the middle of 2015; previously, it had been expected to run to the end of 2014.

TIPS yields declined across the maturity spectrum during the 12-month period. The rate shift resulted in positive absolute returns with the benchmark returning 5.17%. A high inflation accrual during the 12-month period and a widening of breakeven inflation rates (i.e., the difference between the yield on TIPS and a comparable maturity Treasury bond) resulted in TIPS outperforming Treasuries. TIPS in the 1-10 year maturity range outperformed comparable U.S. Treasuries by approximately 2.5%, as measured within the benchmark.

Despite the volatility, non-government sectors of the U.S. fixed-income market outperformed, as spreads narrowed during the 12-month period. As measured by Barclays Capital, U.S. investment-grade corporate securities returned a solid 10.21%, helped by a rebound in financials. Although spreads narrowed, corporate bonds remain fairly valued, and fundamentals and supply/demand factors remain positive, in the Global Fixed Income Investment Team’s and Global Credit Investment Team’s (the “Teams”) view. In the U.S., company balance sheets remain solid and earnings, although somewhat softer, remain positive. Additionally, non-government net new issuance in 2012 is expected to fall well below the level seen in 2011; in a low-yield environment, this points to continued demand for corporate debt, in the Teams’ view. CMBS securities provided solid returns at 10.74% as measured by Barclays Capital, benefiting from a stabilization of property fundamentals and investor appetite for yield.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a fund portfolio. The BC 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-protected securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Inflation Strategy
Class 1*	3.27%	6.63%

Class 2*	3.39%	6.80%

Class A	3.18%	6.41%

Class C	2.84%	5.61%

Advisor Class**	3.35%	6.69%

Class R**	3.09%	6.18%

Class K**	3.28%	6.51%

Class I**	3.37%	6.65%

BC 1-10 Year TIPS Index	2.17%	5.17%

Lipper TIPS Fund Average	3.58%	6.87%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**   Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

1/26/10* TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Strategy Class A shares (from 1/26/10 to 10/31/12) as compared to the performance of the Strategy’s composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns	SEC Yields‡

Class 1 Shares†			5.74%
1 Year	6.63%	6.63%
Since Inception*	6.91%	6.91%

Class 2 Shares†			6.17%
1 Year	6.80%	6.80%
Since Inception*	6.99%	6.99%

Class A Shares			5.18%
1 Year	6.41%	1.88%
Since Inception*	6.64%	4.99%

Class C Shares			4.69%
1 Year	5.61%	4.61%
Since Inception*	5.90%	5.90%

Advisor Class Shares††			5.91%
1 Year	6.69%	6.69%
Since Inception*	6.98%	6.98%

Class R Shares††			4.99%
1 Year	6.18%	6.18%
Since Inception*	6.46%	6.46%

Class K Shares††			5.30%
1 Year	6.51%	6.51%
Since Inception*	6.71%	6.71%

Class I Shares††			5.64%
1 Year	6.65%	6.65%
Since Inception*	6.98%	6.98%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.20%, 1.84%, 1.87%, 2.84%, 1.80%, 2.16%, 2.39% and 1.90% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.55%, 0.45%, 0.75%, 1.45%, 0.45%, 0.95%, 0.70% and 0.45% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

‡	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

†

Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

*	Inception date: 1/26/2010.

††

These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns
Class 1 Shares†
1 Year	7.68%
Since Inception*	6.92%

Class 2 Shares†
1 Year	7.77%
Since Inception*	6.97%

Class A Shares
1 Year	2.88%
Since Inception*	4.95%

Class C Shares
1 Year	5.74%
Since Inception*	5.88%

Advisor Class Shares††
1 Year	7.76%
Since Inception*	6.96%

Class R Shares††
1 Year	7.31%
Since Inception*	6.46%

Class K Shares††
1 Year	7.60%
Since Inception*	6.72%

Class I Shares††
1 Year	7.82%
Since Inception*	6.99%

†

Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

*	Inception date: 1/26/2010.

††

These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker- dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.80	$4.24	0.83%
Hypothetical**	$1,000	$1,020.96	$4.22	0.83%
Class C
Actual	$1,000	$1,028.40	$7.80	1.53%
Hypothetical**	$1,000	$1,017.44	$7.76	1.53%
Advisor Class
Actual	$1,000	$1,033.50	$2.71	0.53%
Hypothetical**	$1,000	$1,022.47	$2.69	0.53%
Class R
Actual	$1,000	$1,030.90	$5.26	1.03%
Hypothetical**	$1,000	$1,019.96	$5.23	1.03%
Class K
Actual	$1,000	$1,032.80	$3.99	0.78%
Hypothetical**	$1,000	$1,021.22	$3.96	0.78%

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Fund Expenses

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,033.70	$2.71	0.53%
Hypothetical**	$1,000	$1,022.47	$2.69	0.53%
Class 1
Actual	$1,000	$1,032.70	$3.22	0.63%
Hypothetical**	$1,000	$1,021.97	$3.20	0.63%
Class 2
Actual	$1,000	$1,033.90	$2.71	0.53%
Hypothetical**	$1,000	$1,022.47	$2.69	0.53%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $275.0

Total Investments ($mil): $347.9

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation-Protected Exposure	98.9%
Non-U.S.	—
Non-Inflation Exposure	1.1%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*
Corporates – Investment Grades	16.8%
Asset-Backed Securities	5.5%
Commercial Mortgage-Backed Securities	4.5%
Mortgage Pass-Throughs	2.1%
Corporates – Non-Investment Grades	1.0%
Agencies	0.7%
Quasi-Sovereigns	0.6%
Governments – Sovereign Bonds	0.2%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES**
Inflation-Linked Securities	78.2%
Corporates – Investment Grades	10.5%
Asset-Backed Securities	4.4%
Commercial Mortgage-Backed Securities	3.5%
Mortgage Pass-Throughs	1.7%
Corporates – Non-Investment Grades	0.5%
Agencies	0.5%
Quasi-Sovereigns	0.5%
Governments – Sovereign Bonds	0.2%

*	All data are as of October 31, 2012. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

**	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2012

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 98.9%
United States – 98.9%
U.S. Treasury Inflation Index 0.125%, 1/15/22-7/15/22 (TIPS)	U.S.$	31,205	$34,147,409
0.625%, 7/15/21 (TIPS)		21,804	24,948,486
1.125%, 1/15/21 (TIPS)		2,822	3,337,156
1.25%, 7/15/20 (TIPS)(a)		19,698	23,491,112
1.375%, 7/15/18-1/15/20 (TIPS)		18,411	21,623,975
1.625%, 1/15/15-1/15/18 (TIPS)(a)		11,030	11,973,891
1.875%, 7/15/13 (TIPS)		4,584	4,688,374
1.875%, 7/15/15-7/15/19 (TIPS)(a)		27,785	31,511,560
2.00%, 7/15/14 (TIPS)(a)		43,655	46,246,887
2.00%, 1/15/16 (TIPS)		4,480	4,982,864
2.125%, 1/15/19 (TIPS)		4,839	5,914,322
2.375%, 1/15/17-1/15/25 (TIPS)		5,906	6,959,196
2.50%, 7/15/16 (TIPS)		14,953	17,241,214
2.625%, 7/15/17 (TIPS)(a)		29,146	35,009,302

Total Inflation-Linked Securities (cost $262,514,487)			272,075,748

CORPORATES - INVESTMENT GRADES – 13.3%
Industrial – 7.0%
Basic – 0.6%
Alcoa, Inc. 5.40%, 4/15/21		265	274,324
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		225	236,808
ArcelorMittal 5.75%, 3/01/21		110	106,210
6.125%, 6/01/18		100	99,669
Dow Chemical Co. (The) 5.25%, 11/15/41		185	211,596
7.60%, 5/15/14		25	27,562
8.55%, 5/15/19		67	90,859
Vale SA 5.625%, 9/11/42		595	637,425

			1,684,453

Capital Goods – 0.3%
ADT Corp. (The) 3.50%, 7/15/22(b)		129	131,271
CRH America, Inc. 5.75%, 1/15/21		230	253,714
Embraer SA 5.15%, 6/15/22		147	160,671
Republic Services, Inc. 3.80%, 5/15/18		8	8,854
5.25%, 11/15/21		150	179,320

			733,830

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 1.3%
CBS Corp. 3.375%, 3/01/22	U.S.$	137	$143,991
5.75%, 4/15/20		325	392,463
8.875%, 5/15/19		25	34,406
Comcast Corp. 5.15%, 3/01/20		210	254,270
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		280	291,738
4.60%, 2/15/21		140	155,158
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(b)(c)		215	237,037
NBCUniversal Media LLC 4.375%, 4/01/21		205	234,709
News America, Inc. 6.15%, 3/01/37-2/15/41		331	420,026
Omnicom Group, Inc. 3.625%, 5/01/22		163	174,334
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		460	616,471
Time Warner Cable, Inc. 4.125%, 2/15/21		180	200,802
5.00%, 2/01/20		35	41,201
7.50%, 4/01/14		70	76,557
8.75%, 2/14/19		25	34,360
WPP Finance 2010 4.75%, 11/21/21		227	249,091

			3,556,614

Communications - Telecommunications – 1.4%
American Tower Corp. 4.70%, 3/15/22		395	436,328
5.05%, 9/01/20		35	39,329
AT&T, Inc. 3.00%, 2/15/22		215	228,504
5.35%, 9/01/40		280	343,411
Bell Canada 4.85%, 6/30/14	CAD	25	26,276
British Telecommunications PLC 2.00%, 6/22/15	U.S.$	208	213,346
5.95%, 1/15/18		316	379,421
Deutsche Telekom International Finance BV 4.875%, 3/06/42(b)		425	462,946
8.75%, 6/15/30		150	231,492
Koninklijke KPN NV 5.00%, 11/13/12	EUR	50	64,871
Telecom Italia Capital SA 7.175%, 6/18/19	U.S.$	170	195,075

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	165	$167,681
United States Cellular Corp. 6.70%, 12/15/33		110	115,300
Verizon Communications, Inc. 7.35%, 4/01/39		300	462,011
Vodafone Group PLC 6.15%, 2/27/37		335	460,240

			3,826,231

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		440	485,339
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		30	32,966

			518,305

Consumer Cyclical - Other – 0.1%
Marriott International, Inc./DE 3.00%, 3/01/19		263	268,934
Series J 5.625%, 2/15/13		125	126,588

			395,522

Consumer Cyclical - Retailers – 0.2%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		410	450,584

Consumer Non-Cyclical – 0.8%
Ahold Finance USA LLC 6.875%, 5/01/29		25	32,153
Altria Group, Inc. 4.75%, 5/05/21		195	225,887
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		125	134,497
8.50%, 6/15/19		75	96,773
Delhaize Group SA 5.875%, 2/01/14		205	214,575
Kroger Co. (The) 3.40%, 4/15/22		414	441,774
Laboratory Corp. of America Holdings 2.20%, 8/23/17		116	119,555
Reynolds American, Inc. 3.25%, 11/01/22		284	287,245
Tyson Foods, Inc. 4.50%, 6/15/22		430	455,800
Watson Pharmaceuticals, Inc. 3.25%, 10/01/22		215	221,555

			2,229,814

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.1%
Encana Corp. 3.90%, 11/15/21	U.S.$	430	$463,723
Marathon Petroleum Corp. 3.50%, 3/01/16		9	9,643
5.125%, 3/01/21		265	312,472
Nabors Industries, Inc. 9.25%, 1/15/19		175	234,799
Noble Energy, Inc. 4.15%, 12/15/21		127	139,995
8.25%, 3/01/19		175	232,219
Phillips 66 4.30%, 4/01/22(b)		435	487,931
Southwestern Energy Co. 4.10%, 3/15/22(b)		118	127,660
Transocean, Inc. 2.50%, 10/15/17		263	266,361
Valero Energy Corp. 6.125%, 2/01/20		211	260,627
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		305	339,545
9.625%, 3/01/19		70	92,737

			2,967,712

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	8,103
Hewlett-Packard Co. 4.65%, 12/09/21		165	165,163
Intel Corp. 4.80%, 10/01/41		225	265,846
Motorola Solutions, Inc. 3.75%, 5/15/22		320	332,858
7.50%, 5/15/25		195	260,908
Oracle Corp. 3.875%, 7/15/20		205	235,655
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		495	519,632
Xerox Corp. 2.95%, 3/15/17		74	76,248
8.25%, 5/15/14		195	215,576

			2,079,989

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.25%, 10/01/14		35	37,432

Transportation - Railroads – 0.2%
CSX Corp. 4.75%, 5/30/42		400	447,277

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Asciano Finance Ltd. 5.00%, 4/07/18(b)	U.S.$	47	$50,658
Ryder System, Inc. 3.15%, 3/02/15		105	108,625
5.85%, 11/01/16		105	119,494
7.20%, 9/01/15		10	11,530

			290,307

			19,218,070

Financial Institutions – 4.2%
Banking – 2.3%
Bank of America Corp. 5.00%, 5/13/21		90	101,527
Bank of Scotland PLC 5.625%, 5/23/13	EUR	50	66,577
Barclays Bank PLC 6.625%, 3/30/22(b)		370	524,953
BBVA US Senior SAU 3.25%, 5/16/14	U.S.$	265	265,057
Capital One Financial Corp. 4.75%, 7/15/21		265	304,050
5.25%, 2/21/17		150	170,857
Citigroup, Inc. 4.50%, 1/14/22		651	718,670
5.375%, 8/09/20		143	167,259
DNB Bank ASA 3.20%, 4/03/17(b)		450	474,547
Fifth Third Bancorp 3.50%, 3/15/22		166	176,048
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		240	278,610
6.00%, 6/15/20		120	140,886
HSBC Holdings PLC 4.00%, 3/30/22		225	246,478
5.10%, 4/05/21		180	212,237
ING Bank NV 2.00%, 9/25/15(b)		600	600,278
JPMorgan Chase & Co. 4.25%, 10/15/20		55	60,661
4.40%, 7/22/20		105	116,687
4.50%, 1/24/22		365	412,375
Macquarie Group Ltd. 7.625%, 8/13/19(b)		65	76,785
Morgan Stanley 4.75%, 3/22/17		45	48,699
Series G 5.50%, 7/28/21		456	506,810

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

National Capital Trust II 5.486%, 3/23/15(b)	U.S.$	45	$45,472
UBS AG/Stamford CT 7.625%, 8/17/22		465	501,459
Vesey Street Investment Trust I 4.404%, 9/01/16		191	206,967

			6,423,949

Finance – 0.2%
SLM Corp. 7.25%, 1/25/22		265	292,162
Series A 5.375%, 1/15/13		155	155,648

			447,810

Insurance – 1.4%
Allstate Corp. (The) 6.125%, 5/15/37		37	38,341
American International Group, Inc. 4.875%, 6/01/22		325	366,542
6.40%, 12/15/20		205	251,760
Coventry Health Care, Inc. 5.45%, 6/15/21		415	485,257
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		275	313,137
5.50%, 3/30/20		24	27,807
6.10%, 10/01/41		165	200,289
Humana, Inc. 6.45%, 6/01/16		40	45,639
7.20%, 6/15/18		155	191,860
Lincoln National Corp. 8.75%, 7/01/19		175	231,733
Markel Corp. 7.125%, 9/30/19		189	229,571
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		207	222,230
MetLife, Inc. 5.70%, 6/15/35		90	111,485
7.717%, 2/15/19		180	237,476
Nationwide Financial Services, Inc. 5.375%, 3/25/21(b)		165	173,855
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		125	181,207
WellPoint, Inc. 3.30%, 1/15/23		212	219,290
XL Group PLC 5.25%, 9/15/14		151	160,647

			3,688,126

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.0%
ORIX Corp. 4.71%, 4/27/15	U.S.$	37	$39,292

REITS – 0.3%
HCP, Inc. 5.375%, 2/01/21		394	456,045
Health Care REIT, Inc. 5.25%, 1/15/22		410	468,188

			924,233

			11,523,410

Utility – 1.9%
Electric – 0.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)		130	143,788
Constellation Energy Group, Inc. 5.15%, 12/01/20		91	106,957
FirstEnergy Solutions Corp. 6.05%, 8/15/21		80	92,444
6.80%, 8/15/39		80	93,425
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		340	447,018
Nisource Finance Corp. 6.125%, 3/01/22		95	116,930
6.15%, 3/01/13		57	57,955
6.80%, 1/15/19		75	91,824
Ohio Power Co. Series F 5.50%, 2/15/13		16	16,222
Pacific Gas & Electric Co. 4.50%, 12/15/41		160	179,495
TECO Finance, Inc. 4.00%, 3/15/16		45	48,267

			1,394,325

Natural Gas – 1.4%
DCP Midstream LLC 4.75%, 9/30/21(b)		405	431,109
9.75%, 3/15/19(b)		20	26,156
Energy Transfer Partners LP 5.95%, 2/01/15		150	165,620
6.125%, 2/15/17		145	169,758
Enterprise Products Operating LLC 5.20%, 9/01/20		145	175,103
EQT Corp. 4.875%, 11/15/21		370	400,564
8.125%, 6/01/19		62	77,726
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		321	350,792
4.15%, 3/01/22		104	114,853

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ONEOK, Inc. 4.25%, 2/01/22	U.S.$	425	$469,886
Spectra Energy Capital LLC 6.20%, 4/15/18		265	322,675
8.00%, 10/01/19		25	33,415
Talent Yield Investments Ltd. 4.50%, 4/25/22(b)		480	523,017
Williams Partners LP 5.25%, 3/15/20		400	470,997

			3,731,671

			5,125,996

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)		320	356,550
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		270	311,440

			667,990

Total Corporates - Investment Grades (cost $34,177,544)			36,535,466

ASSET-BACKED SECURITIES – 5.5%
Autos - Fixed Rate – 3.2%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		369	369,310
Series 2011-4, Class A2 0.92%, 3/09/15		110	109,846
Series 2012-3, Class A3 0.96%, 1/09/17		655	659,018
Series 2012-4, Class A2 0.49%, 4/08/16		880	880,225
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(b)		420	427,261
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		380	384,463
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		171	172,247
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(b)		225	226,560
Series 2012-2A, Class A 1.30%, 6/15/17(b)		557	556,544

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13	U.S.$	97	$97,346
Series 2011-B, Class A2 0.82%, 1/15/14		320	320,402
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		1,350	1,350,966
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(b)		187	188,029
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(b)		39	39,107
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		165	165,672
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(b)		302	302,003
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(b)		665	665,858
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		400	400,942
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(b)		450	451,185
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		595	595,197
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(b)		112	111,878
Series 2012-4US, Class A2A 0.67%, 6/14/15		395	395,146

			8,869,205

Credit Cards - Floating Rate – 0.8%
American Express Credit Account Master Trust Series 2011-1, Class A 0.384%, 4/17/17(d)		680	681,487
Discover Card Master Trust Series 2012-A4, Class A4 0.59%, 5/15/19(d)		530	532,074
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.963%, 12/18/14(b)(d)		480	480,224

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-1A, Class A1 0.783%, 3/18/14(b)(d)	U.S.$	514	$514,495

			2,208,280

Credit Cards - Fixed Rate – 0.6%
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		645	649,828
Series 2012-7, Class A 1.76%, 9/15/22		555	554,852
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		370	371,730

			1,576,410

Autos - Floating Rate – 0.4%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.619%, 9/15/17(b)(d)		809	809,352
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.464%, 11/17/14(b)(d)		160	160,070

			969,422

Other ABS - Fixed Rate – 0.3%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(b)	CAD	194	193,836
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(b)	U.S.$	262	262,555
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		340	342,762
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		145	145,598

			944,751

Other ABS - Floating Rate – 0.2%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.701%, 6/20/17(d)		600	602,871

Total Asset-Backed Securities (cost $15,122,549)			15,170,939

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.5%
Non-Agency Fixed Rate CMBS – 4.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47	U.S.$	990	$1,127,590
Series 2007-5, Class A4 5.492%, 2/10/51		1,000	1,163,926
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.712%, 9/11/38		75	86,086
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		55	63,242
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		380	411,342
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.804%, 5/15/46		895	1,048,573
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		530	569,834
Series 2007-GG9, Class A4 5.444%, 3/10/39		760	875,476
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38		19	19,081
Series 2012-GCJ7, Class A4 3.377%, 5/10/45		1,000	1,082,254
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		503	578,768
Series 2006-CB16, Class A4 5.552%, 5/12/45		80	92,329
Series 2007-LD11, Class A4 5.813%, 6/15/49		885	1,036,279
Series 2007-LDPX, Class A3 5.42%, 1/15/49		435	503,718
Series 2010-C2, Class A1 2.749%, 11/15/43(b)		374	390,802
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.271%, 6/15/29		70	74,648

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-C1, Class A4 5.156%, 2/15/31	U.S.$	38	$43,030
Series 2006-C4, Class A4 5.866%, 6/15/38		60	69,402
Series 2007-C1, Class A4 5.424%, 2/15/40		1,100	1,280,603
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		281	286,730
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		25	28,832
Series 2007-9, Class A4 5.70%, 9/12/49		125	146,727

			10,979,272

Non-Agency Floating Rate CMBS – 0.5%
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class A2 0.334%, 9/15/21(b)(d)		1,400	1,352,988

Total Commercial Mortgage-Backed Securities (cost $11,774,526)			12,332,260

MORTGAGE PASS-THROUGHS – 2.1%
Agency Fixed Rate 30-Year – 1.9%
Federal National Mortgage Association 6.00%, 10/01/38-5/01/41		4,838	5,380,333

Agency ARMs – 0.2%
Federal Home Loan Mortgage Corp. 4.225%, 11/01/35(d)		478	510,427

Total Mortgage Pass-Throughs (cost $5,837,892)			5,890,760

CORPORATES - NON-INVESTMENT GRADES – 0.7%
Industrial – 0.6%
Basic – 0.2%
LyondellBasell Industries NV 5.75%, 4/15/24		405	468,787

Capital Goods – 0.2%
B/E Aerospace, Inc. 5.25%, 4/01/22		260	271,050
Ball Corp. 5.00%, 3/15/22		255	269,025

			540,075

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	175	$193,375
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(b)		260	268,450

			461,825

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		94	98,230

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		134	143,045

			1,711,962

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22		144	160,855

Total Corporates - Non-Investment Grades (cost $1,730,061)			1,872,817

AGENCIES – 0.7%
Agency Debentures – 0.7%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $1,751,485)		1,761	1,845,560

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(b)		355	400,262

Kazakhstan – 0.1%
KazMunayGas National Co. 7.00%, 5/05/20(b)		324	398,125

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		310	371,181

South Korea – 0.2%
Korea National Oil Corp. 3.125%, 4/03/17(b)		450	472,922

Total Quasi-Sovereigns (cost $1,507,066)			1,642,490

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Poland – 0.0%
Poland Government International Bond 3.875%, 7/16/15	U.S.$	16	$17,144

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(b)		360	412,200

Russia – 0.0%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(b)		74	93,231

Total Governments - Sovereign Bonds (cost $454,699)			522,575

Total Investments – 126.5% (cost $334,870,309)			347,888,615
Other assets less liabilities – (26.5)%			(72,894,588)

Net Assets – 100.0%			$274,994,027

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	23	December 2012	$3,432,711	$3,434,187	$(1,476)
U.S. T-Note 2 Yr Futures	25	December 2012	5,510,896	5,508,203	2,693
U.S. T-Note 5 Yr Futures	15	December 2012	1,861,733	1,863,750	(2,017)
U.S. T-Note 10 Yr Futures	102	December 2012	13,512,441	13,569,188	(56,747)

					$(57,547)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CAD	1,615	USD	1,640	11/09/12	$22,690
State Street Bank & Trust Co.	USD	31	CAD	30	11/09/12	(144)
State Street Bank & Trust Co.	JPY	218,667	USD	2,766	11/16/12	26,291
State Street Bank & Trust Co.	USD	1,402	MXN	18,078	12/05/12	(25,091)
State Street Bank & Trust Co.	EUR	2,633	USD	3,436	12/06/12	21,717

						$45,463

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,310	6/7/13	0.627%	3 Month LIBOR	$(26,600)
Barclays Bank PLC	1,000	11/17/13	1.059%	3 Month LIBOR	(11,466)
Barclays Bank PLC	850	1/17/22	2.05%	3 Month LIBOR	(37,561)
JPMorgan Chase Bank NA	7,780	10/13/13	0.687%	3 Month LIBOR	(27,725)
Morgan Stanley Capital Services Inc.	9,790	3/12/14	0.563%	3 Month LIBOR	(30,155)
Morgan Stanley Capital Services Inc.	1,100	2/21/42	2.813%	3 Month LIBOR	(58,535)
Morgan Stanley Capital Services Inc.	830	3/6/42	2.804%	3 Month LIBOR	(41,816)

					$(233,858)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

SwapCounterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America NA:
CDX-NAHYS19V1- 5 Year, 12/20/17*	5.00%	5.17%	$800	$(833)	$(5,000)	$4,167
CDX-NAIGS19V1- 5 Year, 12/20/17*	1.00	0.99	3,200	4,914	3,147	1,767
CDX-NAIGS19V1- 5 Year, 12/20/17*	1.00	0.99	5,750	8,830	12,368	(3,538)
Barclays Bank PLC:
Bank of America Corp., 5.65% 5/01/18, 9/20/17*	1.00	1.54	350	(8,526)	(23,731)	15,205
Deutsche Bank AG:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	1.58	440	(11,586)	(15,129)	3,543

				$(7,201)	$(28,345)	$21,144

*	Termination date

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2012
Barclays+	0.47%	—	$34,779,655
Barclays	0.26%	11/08/12	4,712,117
Barclays	0.28%	11/05/12	11,493,706
Barclays	0.28%	12/13/12	16,101,759
Goldman	0.25%	11/06/12	7,661,413
Warburg+	0.23%	—	1,594,737

			$76,343,387

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2012

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $76,834,324.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the aggregate market value of these securities amounted to $14,637,304 or 5.3% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2012.

(d)	Floating Rate Security. Stated interest rate was in effect at October 31, 2012.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

JPY – Japanese Yen

MXN – Mexican Peso

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012

Assets
Investments in securities, at value (cost $334,870,309)	$347,888,615
Cash	190,475	(a)
Receivable for capital stock sold	24,019,798
Interest and dividends receivable	1,690,597
Unrealized appreciation of forward currency exchange contracts	70,698
Unrealized appreciation on credit default swap contracts	24,682
Premium paid on credit default swap contracts	15,515
Receivable for investment securities sold	12,360

Total assets	373,912,740

Liabilities
Due to custodian	18,883,721
Payable for reverse repurchase agreements	76,343,387
Payable for investment securities purchased	2,406,133
Payable for capital stock redeemed	608,399
Unrealized depreciation on interest rate swap contracts	233,858
Advisory fee payable	81,606
Payable for variation margin on futures contracts	57,391
Premium received on credit default swap contracts	43,860
Distribution fee payable	27,549
Unrealized depreciation of forward currency exchange contracts	25,235
Administrative fee payable	20,372
Transfer Agent fee payable	7,842
Unrealized depreciation on credit default swap contracts	3,538
Accrued expenses	175,822

Total liabilities	98,918,713

Net Assets	$274,994,027

Composition of Net Assets
Capital stock, at par	$242,684
Additional paid-in capital	261,858,376
Undistributed net investment income	2,903
Accumulated net realized gain on investment and foreign currency transactions	95,919
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	12,794,145

	$274,994,027

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,627,247	1,551,316	$11.36	*

C	$7,990,691	708,558	$11.28

Advisor	$5,498,694	482,857	$11.39

R	$538,668	47,512	$11.34

K	$2,007,002	176,856	$11.35

I	$266,884	23,552	$11.33

1	$193,864,538	17,110,115	$11.33

2	$47,200,303	4,167,682	$11.33

(a)	An amount of $190,475 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2012.

*	The maximum offering price per share for Class A shares was $11.86 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income
Interest	$3,908,222
Dividends—Affiliated issuers	2,515	$3,910,737

Expenses
Advisory fee (see Note B)	975,802
Distribution fee—Class A	38,902
Distribution fee—Class C	76,360
Distribution fee—Class R	2,659
Distribution fee—Class K	3,563
Distribution fee—Class 1	145,976
Transfer agency—Class A	12,982
Transfer agency—Class C	8,139
Transfer agency—Advisor Class	2,859
Transfer agency—Class R	1,305
Transfer agency—Class K	2,464
Transfer agency—Class I	213
Transfer agency—Class 1	11,187
Transfer agency—Class 2	1,803
Registration fees	171,708
Custodian	164,702
Administrative	65,684
Audit	54,250
Legal	42,932
Printing	34,883
Directors’ fees	10,859
Miscellaneous	14,078

Total expenses before interest expense	1,843,310
Interest expense	122,664

Total expenses	1,965,974
Less: expenses waived and reimbursed by the Adviser (see Note B)	(694,739)

Net expenses		1,271,235

Net investment income		2,639,502

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,778,863
Futures contracts		(687,167)
Swap contracts		20,299
Foreign currency transactions		(209,704)
Net change in unrealized appreciation/depreciation of:
Investments		9,480,234
Futures contracts		(113,091)
Swap contracts		(108,598)
Foreign currency denominated assets and liabilities		76,787

Net gain on investment and foreign currency transactions		10,237,623

Net Increase in Net Assets from Operations		$12,877,125

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,639,502	$2,284,417
Net realized gain (loss) on investment and foreign currency transactions	902,291	(736,597)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,335,332	2,672,677

Net increase in net assets from operations	12,877,125	4,220,497
Dividends to Shareholders from
Net investment income
Class A	(169,106)	(157,776)
Class C	(72,700)	(134,028)
Advisor Class	(43,444)	(57,766)
Class R	(5,628)	(11,992)
Class K	(17,250)	(11,295)
Class I	(2,972)	(359)
Class 1	(2,173,375)	(1,251,995)
Class 2	(350,510)	(519,549)
Capital Stock Transactions
Net increase	123,231,891	121,908,504

Total increase	133,274,031	123,984,241
Net Assets
Beginning of period	141,719,996	17,735,755

End of period (including undistributed net investment income of $2,903 and $352,468, respectively)	$274,994,027	$141,719,996

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2012

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received	$4,022,199
Interest expense paid	(122,664)
Operating expenses paid	(965,659)
Purchases of long-term investments	(258,114,550)
Proceeds from disposition of long-term investments	84,202,439
Purchases of short-term investments, net	(27,192)
Proceeds from swap contracts, net	205,110
Variation margin paid on futures contracts	(816,804)

Net decrease in cash from operating activities		$(171,617,121)
Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(1,594,324)
Subscriptions of capital stock, net	99,344,529
Increase in reverse repurchase agreements	55,222,278

Net increase in cash from financing activities		152,972,483
Effect of exchange rate on cash		(162,540)

Net decrease in cash		(18,807,178)
Cash at beginning of period		113,932

Cash at end of period		$(18,693,246)

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net increase in net assets from operations		$12,877,125
Adjustments:
Increase in interest and dividends receivable	$(794,505)
Net accretion of bond discount and amortization of bond premium	3,933,635
Inflation Index Income	(3,027,668)
Increase in accrued expenses	182,912
Purchases of long-term investments	(258,114,550)
Proceeds from disposition of long-term investments	84,202,439
Purchases of short-term investments, net	(27,192)
Proceeds on swap contracts, net	205,110
Variation margin paid on futures contracts	(816,804)
Net realized gain on investment and foreign currency transactions	(902,291)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,335,332)

Total adjustments		(184,494,246)

Net decrease in cash from operating activities		$(171,617,121)

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its substantial investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Bond Inflation Strategy Portfolio (the “Strategy”). The Strategy offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Notes to Financial Statements

relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$272,075,748		$	– 0	–	$272,075,748
Corporates – Investment Grades		– 0	–	36,535,466			– 0	–	36,535,466
Asset-Backed Securities		– 0	–	14,226,188			944,751		15,170,939
Commercial Mortgage-Backed Securities		– 0	–	9,942,993			2,389,267		12,332,260
Mortgage Pass-Throughs		– 0	–	5,890,760			– 0	–	5,890,760
Corporates – Non-Investment Grades		– 0	–	1,872,817			– 0	–	1,872,817
Agencies		– 0	–	1,845,560			– 0	–	1,845,560
Quasi-Sovereigns		– 0	–	1,642,490			– 0	–	1,642,490
Governments – Sovereign Bonds		– 0	–	522,575			– 0	–	522,575

Total Investments in Securities		– 0	–	344,554,597			3,334,018		347,888,615
Other Financial Instruments*:
Assets:
Futures Contracts		2,693		– 0	–		– 0	–	2,693 #
Forward Currency Exchange Contracts		– 0	–	70,698			– 0	–	70,698
Credit Default Swap Contracts		– 0	–	24,682			– 0	–	24,682
Liabilities:
Futures Contracts		(60,240)		– 0	–		– 0	–	(60,240)#
Forward Currency Exchange Contracts		– 0	–	(25,235)			– 0	–	(25,235)
Interest Rate Swap Contracts		– 0	–	(233,858)			– 0	–	(233,858)
Credit Default Swap Contracts		– 0	–	(3,538)			– 0	–	(3,538)

Total+		$(57,547)		$344,387,346			$3,334,018		$347,663,817

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

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Notes to Financial Statements

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/11	$144,901		$438,694			$2,014
Accrued discounts/(premiums)	7		(7,868)			3
Realized gain (loss)	3,375		– 0	–		193
Change in unrealized appreciation/depreciation	8,142		62,583			(183)
Purchases	893,693		2,334,552			– 0	–
Sales	(105,367)		– 0	–		(2,027)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	(438,694)			– 0	–

Balance as of 10/31/12++	$944,751		$2,389,267		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$8,142		$62,583		$	– 0	–

	Total
Balance as of 10/31/11	$585,609
Accrued discounts/(premiums)	(7,858)
Realized gain (loss)	3,568
Change in unrealized appreciation/depreciation	70,542
Purchases	3,228,245
Sales	(107,394)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(438,694)

Balance as of 10/31/12	$3,334,018

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$70,725

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

++	There were de minimis transfers under 1% of net assets during the reporting period.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Strategy with material categories of Level 3 investments at October 31, 2012:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2012	Valuation Technique	Unobservable Input	Range
Asset-backed Securities	$ 750,915	Third Party Vendor	Evaluated Quotes	$100.30 – $100.83
	193,836	Indicative Market Quotations	Broker Quote	$100.15
Commercial Mortgage-Backed Securities	$2,389,267	Third Party Vendor	Evaluated Quotes	$ 96.64 –$117.09

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceed established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) monitoring of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) review by portfolio managers, of all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Strategy until January 26, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or would have exceeded the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2012, such reimbursement amounted to $694,739, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2012, the reimbursement for such services amounted to $65,684.

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Notes to Financial Statements

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,005 for the year ended October 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $5,095 from the sale of Class A shares and received $671 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended October 31, 2012.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2012 (000)			Dividend Income (000)
$ 195	$131,987	$132,182	$	– 0	–	$3

Brokerage commissions paid on investment transactions for the year ended October 31, 2012 amounted to $2,285, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares , .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class,

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Notes to Financial Statements

Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $217,171, $14,733, $13,267 and $772,061 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$66,179,329	$24,287,657
U.S. government securities	192,268,558	55,407,710

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$334,900,378

Gross unrealized appreciation	$13,060,714
Gross unrealized depreciation	(72,477)

Net unrealized appreciation	$12,988,237

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategy may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2012, the Strategy held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43

Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2012, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2012, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Notes to Financial Statements

Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

During the year ended October 31, 2012, the Strategy held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At October 31, 2012, the Strategy had Sale Contracts outstanding with Maximum Payout Amounts aggregating $10,540,000, with net unrealized appreciation/(depreciation) of $21,144, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Strategy for the same reference obligation with the same counterparty.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2012, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $253,970. If a trigger event had occurred at October 31, 2012, for those derivatives in a net liability position, an amount of $253,970 would be required to be posted by the Strategy.

At October 31, 2012, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$70,698	Unrealized depreciation of forward currency exchange contracts	$25,235

Credit contracts	Unrealized appreciation on credit default swap contracts	24,682	Unrealized depreciation on credit default swap contracts	3,538

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	233,858

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	57,547	*

Total		$95,380		$320,178

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$109,849	$75,904

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$50,741	$67,893

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(30,442)	(176,491)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(687,167)	(113,091)

Total		$(557,019)	$(145,785)

The following table represents the volume of the Portfolios’ derivative transactions during the year ended October 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,516,594
Average principal amount of sale contracts	$5,941,615
Credit Default Swap Contracts:
Average notional amount of buy contracts	$1,812,871	(a)
Average notional amount of sale contracts	$5,684,377
Interest Rate Swap Contracts:
Average notional amount	$25,896,299
Futures Contracts:
Average original value of sale contracts	$19,645,948

(a)	Positions were open four months during the year.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

3. Dollar Rolls

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Strategy. For the year ended October 31, 2012, the Strategy earned drop income of $7,292 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2012, the average amount of reverse repurchase agreements outstanding was $54,144,957 and the daily weighted average interest rate was 0.22%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	1,042,221	1,032,165	$11,534,637	$10,994,239

Shares issued in reinvestment of dividends	11,093	10,506	122,370	111,667

Shares redeemed	(401,845)	(332,822)	(4,422,997)	(3,567,603)

Net increase	651,469	709,849	$7,234,010	$7,538,303

Class C
Shares sold	270,491	408,141	$2,967,544	$4,291,840

Shares issued in reinvestment of dividends	5,874	11,342	64,433	120,164

Shares redeemed	(197,224)	(111,834)	(2,173,211)	(1,193,140)

Net increase	79,141	307,649	$858,766	$3,218,864

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 31, 2012	Year Ended October 31, 2011

Advisor Class
Shares sold	320,367	126,758		$3,594,822	$1,352,392

Shares issued in reinvestment of dividends	3,053	3,896		33,730	41,346

Shares redeemed	(55,346)	(20,362)		(612,792)	(218,302)

Net increase	268,074	110,292		$3,015,760	$1,175,436

Class R
Shares sold	15,489	51,419		$170,492	$537,332

Shares issued in reinvestment of dividends	506	1,103		5,572	11,705

Shares redeemed	(13,755)	(8,250)		(151,862)	(87,747)

Net increase	2,240	44,272		$24,202	$461,290

Class K
Shares sold	162,857	38,162		$1,791,997	$406,275

Shares issued in reinvestment of dividends	1,565	1,059		17,250	11,180

Shares redeemed	(39,960)	(61,443)		(444,246)	(629,566)

Net increase (decrease)	124,462	(22,222)		$1,365,001	$(212,111)

Class I
Shares sold	30,641	8,810		$336,899	$94,772

Shares issued in reinvestment of dividends	256	– 0	–(a)	2,811	1

Shares redeemed	(14,391)	(2,764)		(158,308)	(29,936)

Net increase	16,506	6,046		$181,402	$64,837

Class 1
Shares sold	9,636,851	10,366,559		$106,547,271	$110,542,299

Shares issued in reinvestment of dividends	72,723	4,503		800,249	47,964

Shares redeemed	(2,355,054)	(616,467)		(26,093,698)	(6,605,107)

Net increase	7,354,520	9,754,595		$81,253,822	$103,985,156

Class 2
Shares sold	3,454,039	1,614,483		$38,509,286	$17,013,084

Shares issued in reinvestment of dividends	17,669	19,819		194,246	209,346

Shares redeemed	(840,121)	(1,091,207)		(9,404,604)	(11,545,701)

Net increase	2,631,587	543,095		$29,298,928	$5,676,729

(a)	Share amount is less than one full share.

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Strategy’s assets can decline as can the real value of the Strategy’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

Notes to Financial Statements

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,834,985	$2,144,760

Total taxable distributions paid	2,834,985	2,144,760

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$45,794
Undistributed capital gains	38,486	(a)
Unrealized appreciation/(depreciation)	12,817,147	(b)

Total accumulated earnings/(deficit)	$12,901,427	(c)

(a)	During the fiscal year ended October 31, 2012, the Strategy utilized $904,494 of capital loss carryforwards to offset current year net realized gains.

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2012, the Strategy did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, reclassifications of consent fees and paydown gains/losses, and the tax treatment of Treasury inflation-protected securities resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	January 26, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 10.81	$ 10.53	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.38	.14
Net realized and unrealized gain on investment and foreign currency transactions	.56	.21	.47

Net increase in net asset value from operations	.69	.59	.61

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.31)	(.08)
Tax return of capital	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.14)	(.31)	(.08)

Net asset value, end of period	$ 11.36	$ 10.81	$ 10.53

Total Return
Total investment return based on net asset value(e)	6.41%	5.75%	6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,627	$9,732	$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81%	.78%	.80	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.75%	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	1.25%	1.87%	4.63	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.18%	1.83%	4.58	%(f)(g)
Net investment income(c)	1.20%	3.59%	1.76	%(f)(g)
Portfolio turnover rate	32%	38%	34%

See footnote summary on page 61.

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	January 26, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 10.78	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.30	.08
Net realized and unrealized gain on investment and foreign currency transactions	.56	.22	.48

Net increase in net asset value from operations	.60	.52	.56

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.24)	(.06)
Tax return of capital	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.10)	(.24)	(.06)

Net asset value, end of period	$ 11.28	$ 10.78	$ 10.50

Total Return
Total investment return based on net asset value(e)	5.61%	5.03%	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,991	$6,782	$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.51%	1.49%	1.50	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	1.45%	1.45%	1.45	%(f)(g)
Expenses, before waivers/reimbursements	1.96%	2.84%	4.80	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.90%	2.80%	4.75	%(f)(g)
Net investment income(c)	.39%	2.82%	1.12	%(f)(g)
Portfolio turnover rate	32%	38%	34%

See footnote summary on page 61

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	January 26, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 10.83	$ 10.55	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.39	.17
Net realized and unrealized gain on investment and foreign currency transactions	.56	.24	.47

Net increase in net asset value from operations	.72	.63	.64

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.35)	(.09)
Tax return of capital	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.16)	(.35)	(.09)

Net asset value, end of period	$ 11.39	$ 10.83	$ 10.55

Total Return
Total investment return based on net asset value(e)	6.69%	6.07%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,499	$2,325	$1,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.51%	.49%	.50	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.45%	.45%	.45	%(f)(g)
Expenses, before waivers/reimbursements	.95%	1.80%	4.50	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	.89%	1.76%	4.44	%(f)(g)
Net investment income(c)	1.52%	3.70%	2.13	%(f)(g)
Portfolio turnover rate	32%	38%	34%

See footnote summary on page 61

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,	January 26, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 10.79	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11	.43	.12
Net realized and unrealized gain on investment and foreign currency transactions	.55	.15	.48

Net increase in net asset value from operations	.66	.58	.60

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.29)	(.09)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.11)	(.29)	(.10)

Net asset value, end of period	$ 11.34	$ 10.79	$ 10.50

Total Return
Total investment return based on net asset value(e)	6.18%	5.59%	6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$539	$488	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.01%	.98%	1.00	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.95%	.95%	.95	%(f)(g)
Expenses, before waivers/reimbursements	1.60%	2.16%	5.74	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.54%	2.13%	5.69	%(f)(g)
Net investment income(c)	.98%	4.16%	1.53	%(f)(g)
Portfolio turnover rate	32%	38%	34%

See footnote summary on page 61

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,	January 26, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 10.79	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.28	.09
Net realized and unrealized gain on investment and foreign currency transactions	.57	.31	.53

Net increase in net asset value from operations	.70	.59	.62

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.30)	(.12)
Tax return of capital	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.14)	(.30)	(.12)

Net asset value, end of period	$ 11.35	$ 10.79	$ 10.50

Total Return
Total investment return based on net asset value(e)	6.51%	5.75%	6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,007	$566	$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77%	.75%	.75	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.70%	.70%	.70	%(f)(g)
Expenses, before waivers/reimbursements	1.27%	2.39%	3.53	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.21%	2.34%	3.48	%(f)(g)
Net investment income(c)	1.19%	2.76%	1.12	%(f)(g)
Portfolio turnover rate	32%	38%	34%

See footnote summary on page 61

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,	January 26, 2010(a) to October 31,
2012	2011	2010

Net asset value, beginning of period	$ 10.78	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.27	.16
Net realized and unrealized gain on investment and foreign currency transactions	.53	.36	.48

Net increase in net asset value from operations	.71	.63	.64

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.36)	(.12)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.16)	(.36)	(.13)

Net asset value, end of period	$ 11.33	$ 10.78	$ 10.51

Total Return
Total investment return based on net asset value(e)	6.65%	6.11%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$267	$76	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52%	.50%	.49	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.45%	.45%	.45	%(f)(g)
Expenses, before waivers/reimbursements	.95%	1.91%	5.19	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	.89%	1.86%	5.16	%(f)(g)
Net investment income(c)	1.54%	3.67%	2.03	%(f)(g)
Portfolio turnover rate	32%	38%	34%
See footnote summary on page 61

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,	January 26, 2010(a) to October 31,
2012	2011	2010

Net asset value, beginning of period	$ 10.78	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.34	.15
Net realized and unrealized gain on investment and foreign currency transactions	.55	.28	.48

Net increase in net asset value from operations	.71	.62	.63

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.35)	(.11)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.16)	(.35)	(.12)

Net asset value, end of period	$ 11.33	$ 10.78	$ 10.51

Total Return
Total investment return based on net asset value(e)	6.63%	6.01%	6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$193,864	$105,201	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.61%	.58%	.58	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.55%	.55%	.55	%(f)(g)
Expenses, before waivers/reimbursements	.96%	1.20%	5.29	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	.89%	1.18%	5.25	%(f)(g)
Net investment income(c)	1.41%	3.24%	1.93	%(f)(g)
Portfolio turnover rate	32%	38%	34%

See footnote summary on page 61

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,	January 26, 2010(a) to October 31,
2012	2011	2010

Net asset value, beginning of period	$ 10.77	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14	.39	.16
Net realized and unrealized gain on investment and foreign currency transactions	.59	.23	.48

Net increase in net asset value from operations	.73	.62	.64

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.36)	(.12)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.17)	(.36)	(.13)

Net asset value, end of period	$ 11.33	$ 10.77	$ 10.51

Total Return
Total investment return based on net asset value(e)	6.80%	6.01%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,200	$16,550	$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.51%	.49%	.49	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.45%	.45%	.45	%(f)(g)
Expenses, before waivers/reimbursements	.86%	1.84%	5.18	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	.80%	1.80%	5.13	%(f)(g)
Net investment income(c)	1.36%	3.73%	2.05	%(f)(g)
Portfolio turnover rate	32%	38%	34%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	61

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc.

and Shareholders of the AllianceBernstein Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of AllianceBernstein Bond Inflation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) (the “Strategy”), as of October 31, 2012, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the two years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Bond Inflation Strategy Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2012

62	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2012.

For foreign shareholders, 92.72% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	63

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2) , Vice President

Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

64	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	65

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 80 (1998)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	101	None

John H. Dobkin, # 70 (1998)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

66	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	67

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

68	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.

		101	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	69

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

70	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	71

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Rajen B. Jadav 37	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2007.

Shawn E. Keegan 41	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2007.

Douglas J. Peebles 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Greg J. Wilensky 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

72	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORTS OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	73

the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/12 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Strategy
High Income	$242.6	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Inflation Strategy

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $66,574 (0.10% of the Strategy’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser prior to the Strategy’s new Prospectus date upon at least 60 days written notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Bond Inflation Strategy	Advisor	0.45%	0.95%	October 31 (ratio as of April 30, 2012)
	Class A	0.75%	1.25%
	Class C	1.45%	1.95%
	Class R	0.95%	1.56%
	Class K	0.70%	1.28%
	Class I	0.45%	0.93%
	Class 1	0.55%	0.95%
	Class 2	0.45%	0.85%

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

74	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6 In addition to the AllianceBernstein Institutional fee schedule, set

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	75

forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2012 net assets.7

Strategy	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$ 242.6	TIPS Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.281%	0.500%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)9 and the Strategy’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

76	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Bond Inflation Strategy	0.500	0.500	5/11

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Inflation Strategy	0.750	0.854	3/11	0.847	4/19

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2011 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	77

business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $3,922, $114,082 and $5,850 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $17,888 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent

78	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	79

The information below shows the 1 year performance return and rankings of the Strategy16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended July 31, 2012.18

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	4.40	8.59	8.73	8/11	18/26

Set forth below are the 1year and since inception net performance returns of the Strategy (in bold)19 versus its benchmark.20 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending July 31, 2012 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Bond Inflation Strategy	4.40	6.62	3.14	1.30	1
Barclays Capital 1-10yr TIPS Index	4.84	6.58	2.71	1.65	1
Inception Date: January 26, 2010

16	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

17	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

18	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

20	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2012.

21	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

80	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	81

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

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Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

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Select US Equity Portfolio

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Global Thematic Growth Fund

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International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

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Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

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Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

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Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

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Alliance California Municipal Income Fund

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Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

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Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

82	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	83

NOTES

84	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0151-1012

ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation Strategy

October 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 19, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”) for the annual period ended October 31, 2012.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may also utilize leverage for investment purposes through the use of Tender Option Bonds (“TOB”) transactions. The Adviser will consider the impact of TOB’s, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays Capital

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	1

(“BC”) 1-10 year Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales management fees.

For both the six- and 12-month periods, Class A shares of the Strategy outperformed the benchmark, before sales charges. Class A shares underperformed the Lipper Average for both periods.

Over both periods, the most significant determinants of relative returns versus the benchmark were the performance of municipal bonds versus Treasury bonds, and derivatives used to hedge inflation. Given the investment objective of after-tax returns net of inflation, the Strategy’s benchmark is the index of inflation-protected Treasury bonds, while the Strategy invests in municipal bonds. Over both periods, the Strategy outperformed as rates fell more for municipal bonds than for Treasuries. Furthermore, the Strategy’s focus on A-rated municipals versus AA- and AAA-rated tax-exempt issues further added to performance as medium-grade bonds outperformed the highest-quality bonds.

The Strategy had generally less exposure to interest rates than the benchmark. As interest rates declined over both periods, this detracted from relative performance.

The Strategy used derivatives, in the form of consumer price index (“CPI”) swaps, for hedging purposes, which added to performance on an absolute basis. As the market’s expectation of inflation increased, the value of the swaps were driven higher.

Market Review and Investment Strategy

The municipal bond market rallied over both the six- and 12- month periods ended October 31, 2012, in response to slow economic growth and increasingly accommodative monetary policy; the U.S. Federal Reserve has said it would likely keep short-term interest rates low through at least the summer of 2015, continue “Operation Twist”, which entails monthly purchases of $45 billion in long-term Treasury bonds, through the end of 2012, and begin “QE3” by purchasing an additional $40 billion per month in mortgage-backed securities to support the housing market. Strong investor demand coupled with declining supply also pushed municipal bond prices higher. Net flows into municipal funds were positive throughout the 12-month period while the volume of outstanding municipal bonds continued to shrink as issuers’ primary focus was to refinance outstanding debt at lower interest rates.

Compensation for public employees has been in the headlines as governments look to balance their budgets in a slow-growth environment. State and local government revenues rise and fall with the economy. State revenue col-

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

lections are just now recovering from the 2008 recession, while local government collections are still under pressure due to their greater dependence on property tax revenues. In addition, poor investment returns and reduced annual contributions have left many pension plans underfunded, causing state and local governments to increase their required pension contributions instead of spending on other goods and services. For all these reasons, in the view of the Municipal Bond Investment Team (the “Team”), state and local governments are more vulnerable than normal to an economic downturn at this point in a recovery. To reduce this vulnerability in the Strategy, the Team has limited holdings of state and local government bonds and instead has been favoring essential purpose revenue and dedicated tax-backed bonds. The Team believes these bonds are less economically sensitive and are well-insulated from the current financial challenges of state and local governments.

The large U.S. federal deficit and accumulating debt has given rise to talk of possible tax reform. The value of municipal bonds is partly determined by the value of their tax-exemption. An increase in tax rates could increase this value, while a limit on the municipal bonds’ tax exemption could reduce their value. The Strategy’s most effective defense against this uncertainty is through limiting the Strategy’s exposure to long-maturity bonds that would be most affected by changes in the tax code.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most municipal securities insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2012, 9.6% of the Strategy’s total investments were in insured bonds. There were no investments in pre-refunded/escrowed to maturity bonds.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategy.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The BC 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a portfolio. The BC 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Strategy’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Strategy’s investment objective may not be successful.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1 year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Bond Inflation Strategy
Class 1*	2.36%	6.45%

Class 2*	2.40%	6.54%

Class A	2.25%	6.22%

Class C	1.90%	5.51%

Advisor Class Shares**	2.50%	6.64%

BC 1-10 Year TIPS Index	2.17%	5.17%

Lipper Intermediate Municipal Debt Funds Average	2.56%	7.51%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 1/26/10* TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Bond Inflation Strategy Class A shares (from 1/26/10* to 10/31/12) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/10.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class 1 Shares**			0.89%
1 Year	6.45%	6.45%
Since Inception†	4.56%	4.56%

Class 2 Shares**			0.99%
1 Year	6.54%	6.54%
Since Inception†	4.68%	4.68%

Class A Shares			0.57%
1 Year	6.22%	3.03%
Since Inception†	4.40%	3.25%

Class C Shares			-0.10%
1 Year	5.51%	4.51%
Since Inception†	3.68%	3.68%

Advisor Class Shares‡			0.88%
1 Year	6.64%	6.64%
Since Inception†	4.71%	4.71%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.92%, 0.85%, 1.20%, 1.91%, 0.88% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.80%, 1.50%, 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

**	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception date: 1/26/2010.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns
Class 1 Shares*
1 Year	5.85%
Since Inception**	4.48%

Class 2 Shares*
1 Year	6.04%
Since Inception**	4.59%

Class A Shares
1 Year	2.54%
Since Inception**	3.13%

Class C Shares
1 Year	3.92%
Since Inception**	3.57%

Advisor Class Shares†
1 Year	5.94%
Since Inception**	4.60%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**	Inception date: 1/26/2010.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,022.50	$4.07	0.80%
Hypothetical**	$1,000	$1,021.11	$4.06	0.80%
Class C
Actual	$1,000	$1,019.00	$7.61	1.50%
Hypothetical**	$1,000	$1,017.60	$7.61	1.50%
Advisor Class
Actual	$1,000	$1,025.00	$2.55	0.50%
Hypothetical**	$1,000	$1,022.62	$2.54	0.50%
Class 1
Actual	$1,000	$1,023.60	$3.05	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%
Class 2
Actual	$1,000	$1,024.00	$2.54	0.50%
Hypothetical**	$1,000	$1,022.62	$2.54	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	9

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $529.7

*	All data are as of October 31, 2012. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 92.8%
Long-Term Municipal Bonds – 92.8%
Alabama – 2.6%
Alabama Pub Sch & Clg Auth 5.00%, 12/01/15	$12,340	$13,978,135

Alaska – 0.8%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/17	400	465,404
Valdez AK Marine Terminal (BP PLC) Series 2011B 5.00%, 1/01/16	3,140	3,527,068

		3,992,472

Arizona – 3.0%
Maricopa Cnty AZ CCD GO 4.00%, 7/01/16	2,850	3,185,559
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) 5.00%, 7/01/26	3,330	4,002,960
Pima Cnty AZ Swr AGM 5.00%, 7/01/21	1,765	2,165,778
Pima Cnty AZ USD #1 GO 5.00%, 7/01/13	2,825	2,913,592
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	3,140	3,871,055

		16,138,944

Arkansas – 0.2%
Fort Smith AR Sales & Use Tax 2.375%, 5/01/27	815	819,621

California – 3.0%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	1,225	1,253,469
Series 2011N 5.00%, 5/01/13	7,125	7,290,585
California GO 5.00%, 10/01/16	275	319,206
Series 2011A 5.00%, 10/01/20	5,000	6,132,700
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series C 5.00%, 5/01/19	450	539,951
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	290	349,131

		15,885,042

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 3.0%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/23	$375	$443,704
Series 2011B 4.00%, 11/15/14	4,730	5,027,895
Series 2012A 5.00%, 11/15/24-11/15/25	8,395	9,769,710
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/19	200	221,384
Regional Trnsp Dist CO (Denver Transit Partners) 5.25%, 7/15/24	440	507,228

		15,969,921

Connecticut – 0.3%
Connecticut GO AMBAC Series 2005B 3.301%, 6/01/16(a)	1,750	1,798,650

District of Columbia – 0.3%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/13	1,495	1,557,237

Florida – 7.4%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	315	352,737
Series 2011A-1 5.00%, 6/01/15	1,720	1,871,326
Series 2012A-1 5.00%, 6/01/16	3,165	3,544,167
NPFGC Series A 5.00%, 3/01/15	275	299,720
Florida Brd of Ed GO (Florida Go) Series 2011C 4.00%, 6/01/13	1,970	2,012,906
Florida Brd of Ed Lottery 5.00%, 7/01/13	1,000	1,031,230
Series 2010 C 5.00%, 7/01/16	550	636,504
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	665	685,316

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010A 5.00%, 7/01/15	$700	$774,942
Florida Mun Pwr Agy Series 2011B 5.00%, 10/01/23	2,890	3,455,920
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011B 5.00%, 6/01/15	1,900	2,062,640
Florida St (Florida GO) Series 2011B 5.00%, 6/01/13	3,055	3,138,982
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	420	437,249
Jacksonville FL Sales Tax 5.00%, 10/01/20	1,720	2,071,826
Jacksonville FL Trnsp Series 2012A 5.00%, 10/01/23-10/01/26	10,190	12,213,755
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/13	1,000	1,040,140
Miami Dade Cnty FL SPL Tax Series 2012A 5.00%, 10/01/23(b)	1,500	1,762,425
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	1,565	1,879,753

		39,271,538

Georgia – 2.6%
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/18	2,500	2,979,050
Catoosa Cnty GA SD GO 3.00%, 8/01/13	2,380	2,429,171
4.00%, 8/01/14	4,470	4,755,812
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/21	3,045	3,713,834

		13,877,867

Illinois – 4.6%
Chicago IL Brd of Ed GO 5.00%, 12/01/17	1,690	1,983,249

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL GO Series 2008A 5.25%, 1/01/21	$1,165	$1,341,544
Series 2010A 5.00%, 1/01/24	1,975	2,238,465
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) 5.00%, 1/01/17	1,930	2,196,108
Chicago IL Transit Auth Fed Hwy Grant (Chicago ILFed Hwy Grant) AMBAC Series 2004A 5.25%, 6/01/15	2,425	2,660,031
Cook Cnty IL GO 5.00%, 11/15/25	2,200	2,518,582
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	145	145,316
Illinois GO 5.00%, 8/01/15	6,050	6,689,969
Series 2010 5.00%, 1/01/18	500	574,705
Illinois Sales Tax
5.00%, 6/15/17	1,450	1,715,031
Springfield ILL Metro San Dist Series 2011A 5.00%, 1/01/21	2,170	2,527,898

		24,590,898

Indiana – 1.6%
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/20-1/01/23	4,965	6,004,825
Indianapolis IN Loc Bond Bank (Indianapolis IN Arpt Auth) AMBAC 5.25%, 1/01/14	2,260	2,381,362

		8,386,187

Kentucky – 0.8%
Kentucky Turnpike Auth (Kentucky Turnpike Auth Spl Tax) Series 2012A 5.00%, 7/01/25	2,275	2,799,638
AGM 5.25%, 7/01/14	1,410	1,522,715

		4,322,353

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 2.9%
Louisiana Gas & Fuels Tax Series 2012A 5.00%, 5/01/23-5/01/27	$11,560	$14,186,669
Orleans Parish LA Par SD GO AGM 4.00%, 9/01/13	910	936,099

		15,122,768

Massachusetts – 4.2%
Boston MA GO Series 2012A 5.00%, 4/01/15	1,300	1,441,687
Massachusetts GO AGM Series 2006C 2.257%, 11/01/19(a)	9,575	10,069,166
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/15	1,430	1,585,484
Massachusetts Spl Obl (Massachusetts Gas Tax) AGM Series 2005A 3.427%, 6/01/20(a)	3,000	3,223,170
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/22-7/01/25	5,025	5,905,319

		22,224,826

Michigan – 4.8%
Detroit MI City SD GO Series 2012A 4.00%, 5/01/14	1,120	1,172,091
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/21	3,750	4,223,437
Michigan Finance Auth (Michigan Unemployment) Series 2012B 5.00%, 7/01/23	17,050	18,333,865
Univ of Michigan Series 2012C 4.00%, 4/01/14	1,795	1,887,030

		25,616,423

Minnesota – 0.4%
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/21	1,295	1,535,209
Minnesota Pub Fac Auth (Minnesota SRF) Series 2010A 5.00%, 3/01/13	750	761,685

		2,296,894

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 1.5%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	$5,900	$6,066,498
Springfiled MO Pub Util 5.00%, 12/01/17	1,390	1,641,646

		7,708,144

Nevada – 0.3%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21-7/01/22	775	916,391
Clark Cnty NV SD GO NPFGC-RE Series 2005 A 5.00%, 6/15/18	450	502,024

		1,418,415

New Hampshire – 1.6%
Manchester NH Arpt (Manchester-Boston Regional Arpt) Series 2012A 5.00%, 1/01/23	7,170	8,369,254

New Jersey – 0.1%
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17	480	569,371

New York – 13.1%
Long Island Pwr Auth NY NPFGC Series 2006D 2.429%, 9/01/15(a)	3,500	3,586,485
Metropolitan Trnsp Auth NY 5.00%, 11/15/26	3,635	4,329,939
Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,887,140
New York NY GO AGM Series 2005K 3.505%, 8/01/16(a)	1,700	1,778,353
New York NY Mun Wtr Fin Auth 3.129%, 6/15/13(a)	500	505,305
5.00%, 6/15/26	3,875	4,654,495
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/26	6,830	8,364,906

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Pers Income Tax) 4.00%, 3/15/13	$6,800	$6,894,248
Series 2011C 5.00%, 3/15/25	3,000	3,622,980
Series 2011E 5.00%, 8/15/14	2,790	3,021,263
Series 2012B 5.00%, 3/15/20	7,900	9,863,703
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/25	3,000	3,700,620
New York St Loc Gov Asst Corp. AGM 0.18%, 4/01/17(c)	1,475	1,376,755
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 4.00%, 4/01/13	6,720	6,823,152

		69,409,344

North Carolina – 1.5%
North Carolina Eastern Mun Pwr Agy Series 2012B 5.00%, 1/01/21	6,700	8,205,490

Ohio – 0.3%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	788,893
Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 12/01/12	725	726,095

		1,514,988

Oregon – 1.0%
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/25	4,605	5,466,365

Pennsylvania – 5.5%
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) AGM 5.00%, 6/01/19	2,250	2,671,357
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 8/01/19	475	566,390
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) 5.00%, 7/01/21	7,500	8,941,275

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania GO Series 2006 5.00%, 3/01/13	$700	$710,836
NPFGC-RE 5.50%, 2/01/14	5,290	5,627,132
Pennsylvania IDA (Pennsylvania IDA Econ Dev) 5.00%, 7/01/16	5,000	5,639,150
Philadelphia PA Gas Works Series 2011-1975 5.00%, 7/01/14	1,900	2,033,570
Philadelphia PA SD GO Series 2011E 5.25%, 9/01/22	1,800	2,091,330
Philadelphia PA Wtr & WstWtr AGM Series 2010A 5.00%, 6/15/18	550	655,826

		28,936,866

Puerto Rico – 3.0%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	2,000	2,140,180
Series 2010AAA 5.25%, 7/01/21	1,830	2,022,644
NPFGC 5.00%, 7/01/19	3,400	3,768,424
Puerto Rico Govt Dev Bank 5.25%, 1/01/15	3,535	3,704,963
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.528%, 7/01/28(a)	4,650	3,702,051
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007 M 5.75%, 7/01/16	275	300,190

		15,638,452

South Carolina – 2.7%
Renewable Water Resources Sew Sys SC 5.00%, 1/01/24	2,570	3,139,846
South Carolina Pub Svc Auth Series 2012C 5.00%, 12/01/15-12/01/18	9,545	11,364,096

		14,503,942

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.6%
Met Govt Nashville-DAV TN GO 5.00%, 7/01/23	$2,385	$3,007,962

Texas – 9.2%
Conroe TX ISD GO 5.00%, 2/15/24-2/15/26	6,240	7,554,452
Denton TX ISD GO Series 2012A 2.125%, 8/01/42	2,135	2,203,832
Garland TX GO Series 2010 5.00%, 2/15/26	500	593,660
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	2,105	2,486,573
Houston TX ISD GO 2.00%, 6/01/29	4,345	4,448,367
Houston TX Util Sys Series 20011E 5.00%, 11/15/13	2,225	2,332,935
Series 2011D 5.00%, 11/15/27	2,735	3,277,159
Series 2011E 5.00%, 11/15/14	6,900	7,540,389
Katy TX ISD GO Series 2010 B 4.00%, 2/15/13	700	707,399
Lower Colorado River Auth TX 5.00%, 5/15/24	2,615	3,066,924
Midlothian TX ISD GO Series 2011B 2.25%, 8/01/51	5,000	5,146,900
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.25%, 9/01/26	3,625	4,380,994
Red River TX Hlth Facs Dev Corp. (Mrc Crestview Proj) 6.00%, 11/15/16	735	751,361
San Antonio TX ISD GO 5.00%, 8/15/26	1,710	2,051,863
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(a)	655	658,164
Univ of Texas Series 2010A 5.00%, 8/15/22	1,070	1,308,268

		48,509,240

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 5.3%
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/25-4/01/26	$6,000	$7,125,660
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/14-2/01/15	10,550	11,480,833
Virginia Lease Pub Fac Series 2003A 5.00%, 8/01/13	3,525	3,649,856
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) Series 2011A 4.00%, 8/01/13	4,050	4,163,562
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,655	1,839,615

		28,259,526

Washington – 4.6%
Central Puget Sound WA RTA Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,651,979
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/25	3,305	3,922,308
Energy Northwest WA (Bonneville Power Admin) Series 2011A 5.00%, 7/01/18	680	830,865
Series 2012A 5.00%, 7/01/13-7/01/19	5,450	6,494,886
King Cnty WA Swr Series 2011B 5.00%, 1/01/14	2,230	2,349,729
Washington St GO Series 2009 B 5.00%, 1/01/22	710	870,432

		24,120,199

Total Municipal Obligations (cost $474,233,575)		491,487,334

CORPORATES - INVESTMENT GRADES – 3.2%
Financial Institutions – 1.8%
Banking – 1.5%
Bank of America Corp. 7.375%, 5/15/14	1,200	1,311,164
Capital One Financial Corp. 2.125%, 7/15/14	736	750,560

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 5.50%, 4/11/13	$1,475	$1,506,083
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	1,510	1,583,735
6.00%, 5/01/14	1,200	1,286,688
JPMorgan Chase & Co. 2.05%, 1/24/14	1,570	1,597,428

		8,035,658

Finance – 0.3%
General Electric Capital Corp. 2.15%, 1/09/15	1,576	1,619,416

		9,655,074

Industrial – 1.2%
Communications - Telecommunications – 0.3%
Verizon Communications, Inc. 4.35%, 2/15/13	1,446	1,462,049

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 6.50%, 11/15/13	904	957,677

Consumer Cyclical - Entertainment – 0.1%
Viacom, Inc. 1.25%, 2/27/15	800	807,765

Energy – 0.1%
ConocoPhillips 4.75%, 2/01/14	381	401,044

Technology – 0.5%
Hewlett-Packard Co. 4.50%, 3/01/13	1,280	1,293,916
International Business Machines Corp. 0.55%, 2/06/15	1,715	1,719,222

		3,013,138

		6,641,673

Utility – 0.2%
Electric – 0.2%
Exelon Generation Co. LLC 5.35%, 1/15/14	831	873,444

Total Corporates - Investment Grades (cost $16,913,597)		17,170,191

AGENCIES – 1.2%
U.S. Government Agency – 1.2%
Federal Home Loan Bank Series 656 5.375%, 5/18/16 (cost $5,879,062)	5,315	6,214,622

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.15%(d) (cost $5,713,118)	5,713,118	$5,713,118

Total Investments – 98.3% (cost $502,739,352)		520,585,265
Other assets less liabilities – 1.7%		9,158,944

Net Assets – 100.0%		$529,744,209

INFLATION (CPI) SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,000	3/16/13	1.795%	CPI	#	$77,598
Barclays Bank PLC	2,000	4/8/15	2.22%	CPI	#	(13,992)
Barclays Bank PLC	38,000	4/24/15	2.02%	CPI	#	(138,093)
Barclays Bank PLC	5,500	6/1/15	2.038%	CPI	#	29,386
Barclays Bank PLC	6,000	2/26/17	2.37%	CPI	#	(53,650)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI	#	83,978
Barclays Bank PLC	5,500	6/2/19	2.58%	CPI	#	(42,979)
Barclays Bank PLC	4,000	6/15/20	2.48%	CPI	#	44,077
Barclays Bank PLC	1,500	8/4/20	2.308%	CPI	#	50,747
Barclays Bank PLC	2,000	11/10/20	2.50%	CPI	#	38,364
Barclays Bank PLC	6,000	5/4/21	2.845%	CPI	#	(115,153)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI	#	(51,894)
Barclays Bank PLC	14,000	4/3/22	2.663%	CPI	#	69,179
Barclays Bank PLC	16,700	10/5/22	2.765%	CPI	#	55,496
Barclays Bank PLC	5,400	3/6/27	2.695%	CPI	#	115,143
Citibank, NA	2,000	4/15/14	2.06%	CPI	#	(1,062)
Citibank, NA	10,000	5/4/16	2.71%	CPI	#	(258,328)
Citibank, NA	14,000	5/30/17	2.125%	CPI	#	58,794
Citibank, NA	11,500	6/21/17	2.153%	CPI	#	38,861
Citibank, NA	9,000	6/29/22	2.398%	CPI	#	274,917
Citibank, NA	5,400	7/19/22	2.40%	CPI	#	177,255
Citibank, NA	4,000	8/10/22	2.55%	CPI	#	80,560
Deutsche Bank AG	16,300	6/30/14	1.998%	CPI	#	(96,047)
Deutsche Bank AG	14,200	7/21/14	2.155%	CPI	#	(176,213)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI	#	(73,369)
Deutsche Bank AG	9,800	9/7/21	2.40%	CPI	#	226,109
JPMorgan Chase Bank, NA	32,000	5/30/14	1.575%	CPI	#	(21,724)
JPMorgan Chase Bank, NA	1,000	7/29/20	2.305%	CPI	#	34,401
JPMorgan Chase Bank, NA	19,000	8/17/22	2.523%	CPI	#	462,420
JPMorgan Chase Bank, NA	1,400	6/30/26	2.89%	CPI	#	(23,173)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI	#	(83,277)
JPMorgan Chase Bank, NA	2,400	10/3/26	2.485%	CPI	#	120,733

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$5,400	11/14/26	2.488%	CPI	#	$268,133
JPMorgan Chase Bank, NA	4,850	12/23/26	2.484%	CPI	#	273,392
Morgan Stanley Capital Services LLC	1,000	5/6/13	1.95%	CPI	#	11,945
Morgan Stanley Capital Services LLC	9,000	10/28/13	1.61%	CPI	#	241,066
Morgan Stanley Capital Services LLC	22,000	10/3/14	1.53%	CPI	#	252,216
Morgan Stanley Capital Services LLC	6,000	4/5/16	2.535%	CPI	#	(70,781)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.37%	CPI	#	73,162
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.68%	CPI	#	(35,587)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI	#	(79,276)

						$1,823,334

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of October 31, 2012.

(b)	When-Issued or delayed delivery security.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2012 and the aggregate market value of this security amounted to $1,376,755 or 0.26% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2012, the Fund held 9.5% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

COP – Certificate of Participation

EDA – Economic Development Agency

GO – General Obligation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFC – Passenger Facility Charge

PUD – Public Utility District

RTA – Regional Transportation Authority

SD – School District

SRF – State Revolving Fund

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $497,026,234)	$514,872,147
Affiliated issuers (cost $5,713,118)	5,713,118	(a)
Interest and dividends receivable	6,223,821
Receivable for capital stock sold	4,337,604
Unrealized appreciation on inflation swap contracts	3,157,932
Receivable for investment securities sold	165,000

Total assets	534,469,622

Liabilities
Payable for investment securities purchased	1,758,000
Unrealized depreciation on inflation swap contracts	1,334,598
Payable for capital stock redeemed	637,959
Collateral received from broker	561,000
Advisory fee payable	186,659
Distribution fee payable	69,122
Administrative fee payable	23,563
Transfer Agent fee payable	1,478
Accrued expenses	153,034

Total liabilities	4,725,413

Net Assets	$529,744,209

Composition of Net Assets
Capital stock, at par	$49,095
Additional paid-in capital	508,862,837
Undistributed net investment income	308,622
Accumulated net realized gain on investment transactions	854,408
Net unrealized appreciation on investments	19,669,247

	$529,744,209

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$79,735,232	7,383,011	$10.80	*

C	$35,435,749	3,288,170	$10.78

Advisor	$85,780,770	7,938,886	$10.81

1	$236,284,774	21,912,039	$10.78

2	$92,507,684	8,573,146	$10.79

(a)	Includes investment of cash collateral of $561,000 received from broker for OTC Derivatives.

*	The maximum offering price per share for Class A shares was $11.13 which reflects a sales charge of 3.0%.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income
Interest	$8,743,731
Dividends—Affiliated issuers	10,893	$8,754,624

Expenses
Advisory fee (see Note B)	2,049,500
Distribution fee—Class A	215,000
Distribution fee—Class C	304,304
Distribution fee—Class 1	173,346
Transfer agency—Class A	13,648
Transfer agency—Class C	6,681
Transfer agency—Advisor Class	13,140
Transfer agency—Class 1	17,042
Transfer agency—Class 2	6,453
Custodian	164,045
Registration fees	143,787
Administrative	81,271
Audit	43,642
Printing	41,673
Legal	40,686
Directors’ fees	10,801
Miscellaneous	16,624

Total expenses	3,341,643
Less: expenses waived and reimbursed by the Adviser (see Note B)	(598,023)

Net expenses		2,743,620

Net investment income		6,011,004

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		328,758
Swap contracts		538,146
Net change in unrealized appreciation/depreciation of:
Investments		14,444,958
Swap contracts		2,743,969

Net gain on investment transactions		18,055,831

Net Increase in Net Assets from Operations		$24,066,835

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	25

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase in Net Assets from Operations
Net investment income	$6,011,004	$2,363,084
Net realized gain on investment transactions	866,904	563,350
Net change in unrealized appreciation/depreciation of investments	17,188,927	2,256,836

Net increase in net assets from operations	24,066,835	5,183,270
Dividends and Distributions to Shareholders from
Net investment income
Class A	(926,220)	(739,996)
Class C	(186,712)	(157,851)
Advisor Class	(1,102,559)	(459,343)
Class 1	(2,576,922)	(657,636)
Class 2	(1,029,039)	(282,095)
Net realized gain on investment transactions
Class A	(122,501)	(60,961)
Class C	(48,220)	(23,413)
Advisor Class	(91,970)	(24,872)
Class 1	(218,955)	(18)
Class 2	(83,342)	(10,009)
Capital Stock Transactions
Net increase	226,653,362	220,275,764

Total increase	244,333,757	223,042,840
Net Assets
Beginning of period	285,410,452	62,367,612

End of period (including undistributed net investment income of $308,622 and $114,377, respectively)	$529,744,209	$285,410,452

See notes to financial statements.

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Municipal Bond Inflation Strategy Portfolio. The Municipal Bond Inflation Strategy Portfolio (the “Strategy”) offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	27

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value,

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	29

Notes to Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$490,590,657		$896,677		$491,487,334
Corporates – Investment Grades		– 0	–	17,170,191		– 0	–	17,170,191
Agencies		– 0	–	6,214,622		– 0	–	6,214,622
Short-Term Investments		5,713,118		– 0	–	– 0	–	5,713,118

Total Investments in Securities		5,713,118		513,975,470		896,677		520,585,265
Other Financial Instruments*:
Assets:
Inflation (CPI) Swap Contracts		– 0	–	– 0	–	3,157,932		3,157,932
Liabilities:
Inflation (CPI) Swap Contracts		– 0	–	– 0	–	(1,334,598)		(1,334,598)

Total+		$5,713,118		$513,975,470		$2,720,011		$522,408,599

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Inflation (CPI) Swap Contracts			Total
Balance as of 10/31/11	$268,665		$	– 0	–	$268,665
Accrued discounts/(premiums)	6,447			– 0	–	6,447
Realized gain (loss)	17,094			– 0	–	17,094
Change in unrealized appreciation/depreciation	8,896			3,281,979		3,290,875
Purchases	735,000			– 0	–	735,000
Sales	(139,425)			– 0	–	(139,425)
Transfers in to Level 3+	– 0	–		(1,458,645)		(1,458,645)
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/12	$896,677			$1,823,334		$2,720,011

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$15,737			$3,281,979		$3,279,716

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceed established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Strategy until January 26, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or which would exceed the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2012, such reimbursement amounted to $598,023, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2012, the reimbursement for such services amounted to $81,271.

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,013 for the year ended October 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $1,300 from the sale of Class A shares and received $35,047 and $9,272 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2012.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2012 (000)	Dividend Income (000)
$ 5,807	$214,513	$214,607	$5,713	$11

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $249,611 and $686,075 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$265,728,518	$30,034,269
U.S. government securities	8,394,288	8,363,601

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$502,739,352

Gross unrealized appreciation	$17,881,892
Gross unrealized depreciation	(35,979)

Net unrealized appreciation	$17,845,913

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2012, the Strategy held inflation (CPI) swap contracts for hedging purposes.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2012, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $119,520. If a trigger event had occurred at October 31, 2012, for those derivatives in a net liability position, an amount of $119,520 would be required to be posted by the Strategy.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

At October 31, 2012, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swap contracts	$3,157,932	Unrealized depreciation on inflation swap contracts	$1,334,598

Total		$3,157,932		$1,334,598

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$538,146	$2,743,969

Total		$538,146	$2,743,969

The following table represents the volume of the Strategy’s derivative transactions during the year ended October 31, 2012:

Inflation Swap Contracts:
Average notional amount	$267,296,154

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	4,102,533	5,142,328	$43,442,993	$52,360,160

Shares issued in reinvestment of dividends and distributions	72,554	54,868	766,041	553,410

Shares redeemed	(3,029,718)	(1,753,553)	(31,985,941)	(17,863,298)

Net increase	1,145,369	3,443,643	$12,223,093	$35,050,272

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class C
Shares sold	1,433,167	1,500,701	$15,136,166	$15,313,770

Shares issued in reinvestment of dividends and distributions	17,757	14,956	186,685	149,935

Shares redeemed	(486,097)	(363,624)	(5,152,933)	(3,648,199)

Net increase	964,827	1,152,033	$10,169,918	$11,815,506

Advisor Class
Shares sold	5,902,266	3,278,789	$62,380,255	$33,508,137

Shares issued in reinvestment of dividends and distributions	77,611	33,958	821,381	344,191

Shares redeemed	(2,103,271)	(469,384)	(22,379,392)	(4,799,372)

Net increase	3,876,606	2,843,363	$40,822,244	$29,052,956

Class 1
Shares sold	13,680,419	11,632,224	$144,989,020	$119,044,000

Shares issued in reinvestment of dividends and distributions	113,453	4,161	1,200,618	42,866

Shares redeemed	(2,741,573)	(777,645)	(29,072,156)	(8,021,647)

Net increase	11,052,299	10,858,740	$117,117,482	$111,065,219

Class 2
Shares sold	5,129,537	4,736,196	$54,427,562	$48,492,929

Shares issued in reinvestment of dividends and distributions	50,466	7,316	533,805	73,754

Shares redeemed	(815,266)	(1,531,103)	(8,640,742)	(15,274,872)

Net increase	4,364,737	3,212,409	$46,320,625	$33,291,811

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Strategy’s assets can decline as can the real value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$892,092	$233,340
Long-term capital gains	14,487	–0	–

Total taxable distributions	906,579	233,340
Tax exempt distributions	5,479,861	2,182,854

Total distributions paid	$6,386,440	$2,416,194

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$341,949
Undistributed ordinary income	247,370
Undistributed capital gains	607,038
Unrealized appreciation/(depreciation)	19,669,247

Total accumulated earnings/(deficit)	$20,865,604	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2012, the Strategy did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of Treasury inflation-protected securities resulted in a net increase in

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

undistributed net investment income and a net decrease in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,		January 26 2010(a) to October 31,
	2012	2011	2010

Net asset value, beginning of period	$ 10.32	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14	.16	.11
Net realized and unrealized gain on investment transactions	.50	.26	.06

Net increase in net asset value from operations	.64	.42	.17

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.17)	(.08)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.16)	(.19)	(.08)

Net asset value, end of period	$ 10.80	$ 10.32	$ 10.09

Total Return
Total investment return based on net asset value(d)	6.22%	4.24%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,735	$64,342	$28,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80%	.80	%(e)
Expenses, before waivers/reimbursements	.95%	1.20%	2.15	%(e)
Net investment income(b)	1.34%	1.57%	1.43	%(e)
Portfolio turnover rate	10%	26%	1%

See footnote summary on page 45.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,		January 26 2010(a) to October 31, 2010
	2012	2011

Net asset value, beginning of period	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.09	.06
Net realized and unrealized gain on investment transactions	.50	.25	.06

Net increase in net asset value from operations	.57	.34	.12

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.10)	(.04)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.09)	(.12)	(.04)

Net asset value, end of period	$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	5.51%	3.45%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,436	$23,919	$11,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50	%(e)
Expenses, before waivers/reimbursements	1.65%	1.91%	2.76	%(e)
Net investment income(b)	.64%	.87%	.78	%(e)
Portfolio turnover rate	10%	26%	1%

See footnote summary on page 45.

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,		January 26 2010(a) to October 31, 2010
	2012	2011

Net asset value, beginning of period	$ 10.32	$ 10.10	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.19	.12
Net realized and unrealized gain on investment transactions	.51	.25	.08

Net increase in net asset value from operations	.68	.44	.20

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.81	$ 10.32	$ 10.10

Total Return
Total investment return based on net asset value(d)	6.64%	4.44%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,781	$41,924	$12,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50%	.50	%(e)
Expenses, before waivers/reimbursements	.65%	.88%	1.57	%(e)
Net investment income(b)	1.63%	1.85%	1.81	%(e)
Portfolio turnover rate	10%	26%	1%

See footnote summary on page 45.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,		January 26 2010(a) to October 31, 2010
	2012	2011

Net asset value, beginning of period	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.17	.11
Net realized and unrealized gain on investment transactions	.50	.27	.07

Net increase in net asset value from operations	.66	.44	.18

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.18)	(.22)	(.10)

Net asset value, end of period	$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	6.45%	4.40%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$236,285	$111,857	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.60	%(e)
Expenses, before waivers/reimbursements	.74%	.92%	2.70	%(e)
Net investment income(b)	1.54%	1.66%	1.38	%(e)
Portfolio turnover rate	10%	26%	1%

See footnote summary on page 45.

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,		January 26 2010(a) to October 31, 2010
	2012	2011

Net asset value, beginning of period	$ 10.31	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.17	.11
Net realized and unrealized gain on investment transactions	.50	.28	.07

Net increase in net asset value from operations	.67	.45	.18

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.79	$ 10.31	$ 10.08

Total Return
Total investment return based on net asset value(d)	6.54%	4.54%	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 92,507	$ 43,368	$ 10,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50%	.50	% (e)
Expenses, before waivers/reimbursements	.64%	.85%	2.61	%(e)
Net investment income(b)	1.64%	1.77%	1.49	%(e)
Portfolio turnover rate	10%	26%	1%

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	45

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc.

and Shareholders of the AllianceBernstein Municipal Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Municipal Bond Inflation Strategy Portfolio (the “Strategy”) (one of the portfolios constituting AllianceBernstein Bond Fund, Inc.), as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Municipal Bond Inflation Strategy Portfolio of AllianceBernstein Bond Fund, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of two years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2012

46	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (Guy) B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	47

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

48	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 80 (1998)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	101	None

John H. Dobkin, # 70 (1998)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	49

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

50	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	51

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

52	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	53

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

54	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael G. Brooks 64	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Robert “Guy” B. Davidson III 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Wayne D. Godlin 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2007.

Terrance T. Hults 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	55

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Municipal Bond Inflation Strategy (“Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

56	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/12 ($MM)
Municipal Bond Inflation Strategy	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$509.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $75,639 (0.05% of the Strategy’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser prior to the Strategy’s new Prospectus date upon at least 60 days written notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Municipal Bond Inflation Strategy	Advisor Class A Class C Class 1 Class 2	0.50 0.80 1.50 0.60 0.50	% % % % %	0.67 0.96 1.67 0.76 0.66	% % % % %	October 31 (ratio as of April 30, 2012)

3	Jones v. Harris at 1427.
4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
5	Annualized.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	57

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6

6

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

58	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

However, with respect to the Strategy, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)8 and the Strategy’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Municipal Bond Inflation Strategy	0.500	0.538	3/10

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	59

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Municipal Bond Inflation Strategy	0.800	0.884	2/10	0.770	22/37

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2011 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year Class A share total expense ratio.

60	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $0, $347,324 and $19,284 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $18,000 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	61

view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

12	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

62	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

The information below shows the 1 year performance return and rankings of the Strategy 15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended July 31, 2012.17

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Municipal Bond Inflation Strategy 1 year	4.75	7.66	8.09	10/10	44/46

Set forth below are the 1 year and since inception net performance returns of the Strategy (in bold)18 versus its benchmark.19 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending July 31, 2012 Annualized Performance
			Annualized		Risk Period (Year)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Municipal Bond Inflation Strategy	4.75	4.25	2.78	1.58	1
Barclays Capital 1-10yr TIPS Index	4.84	6.58	2.71	1.65	1
Inception Date: January 26, 2010

15	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

16	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a Strategy in/from a PU are somewhat different from that of an EU.

17	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.
18	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

19	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2012.

20	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	63

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

64	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	65

AllianceBernstein Family of Funds

NOTES

66	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	67

NOTES

68	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0151-1012

ANNUAL REPORT

AllianceBernstein

Real Asset Strategy

October 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 24, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Real Asset Strategy (the “Strategy”) for the annual reporting period ended October 31, 2012.

Investment Objective and Policies

The Strategy’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps. The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include real estate investment trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. dollar-denominated securities

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	1

although it may hedge the exposure under certain circumstances. The Strategy may invest significantly, to the extent permitted by applicable law, in derivatives such as options, futures, forwards, swaps or structured notes. The Strategy intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy except that the Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets. The Strategy is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Strategy’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2012.

During both periods, the Strategy registered positive absolute returns and outperformed its benchmark, before sales charges. For the 12-month period, relative performance was driven primarily by the Strategy’s strategic allocation to real estate equities, partially offset by the strategic allocation to commodity futures. Active management within both the natural resource equities and commodity futures allocations contributed positively to performance. Within the commodity futures allocation, value was added by futures curve positioning and security selection. Security and sector selection within

2	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

real estate also contributed to performance. The Strategy’s top-down active decisions, including asset allocation and risk management, detracted overall from relative performance. The Strategy’s currency management strategies, including forwards for hedging and investment purposes, had an immaterial impact on performance during the 12-month period. Total return swaps were used for hedging and investment purposes, which detracted from performance. Options were used for hedging and investment purposes, which added to performance.

For the six-month period, outperformance was driven primarily by the Strategy’s strategic exposures to real estate equities and the commodity futures asset class, both of which contributed positively to relative performance (exposure to commodity futures was obtained via commodity index swaps, commodity futures and options on commodity futures). Within the Strategy’s natural resources equities allocation, active management contributed positively to performance. The Strategy also benefited from active security and sector selection decisions within the commodity futures allocation, while active decisions within the real estate allocation detracted from performance. Positive contributions from top-down collateral management were offset by asset allocation and risk management decisions, resulting in an immaterial impact on relative performance from top-down active management over the period; the Strategy’s currency management strategies, including forwards for hedging and investment purposes, detracted from performance. Total return swaps were used for hedging and investment purposes, which contributed to performance. Options, used for hedging and investment purposes, had an immaterial impact on performance.

During both periods, interest rate swaps and inflation-linked derivatives were utilized for investment purposes, which had an immaterial impact on performance.

Market Review and Investment Strategy

Volatility continued throughout the annual period, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Investor confidence improved dramatically from late 2011 through the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro area crisis. The ECB’s Long-Term Refinancing Operation provided liquidity to regional banks early in the period, reducing the risk of a banking crisis. Additionally, signs of improving economic momentum in the first quarter, particularly in the U.S., also buoyed investor sentiment. Stocks rose across the globe and corporate debt outperformed governments early in the period. During this time, the Real Asset Strategy Team (the “Team”) targeted a roughly neutral risk profile, with a small overweight in natural resource equities balanced by modest underweights in both real estate and commodity futures.

In the second quarter of 2012, the pendulum swung back to “risk off” as

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	3

the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell dramatically, with U.S. treasury and German bund yields setting new record lows. Investors were troubled by three main developments: first, euro area economic data deteriorated as severe fiscal austerity in many member nations stifled growth; second, the slowdown in Europe started to hurt emerging market economies such as China and Brazil by reducing demand for their exports; and third, the U.S. economy, too, displayed signs of weakness, with public sector cuts weighing on growth and softer global demand dampening exports. Additionally, investors began to worry about U.S. fiscal issues, spending cuts and tax hikes, especially since many tax laws are set to expire at the end of the year (the “fiscal cliff”). As valuation gaps widened through the second quarter, the Team increased its overweight to natural resource equities and its underweight to real estate, while maintaining the Strategy’s neutral risk profile.

Risk aversion in the second quarter of 2012 was short-lived again, as financial markets swung back to “risk on” during the summer months. Investor sentiment was boosted by speculation that the ECB would embark on an ambitious bond-buying program to help underpin the finances of European governments in the peripheral countries. Equity markets around the globe moved higher in reaction to central banks’ moves to boost liquidity. Beginning with the run-up to the U.S. Federal Reserve’s announcement in September of renewed quantitative easing and continuing through the end of the 12-month period, the Team modestly reduced portfolio risk in response to market strength, though with an expectation of taking risk back toward neutral levels should signals of investor complacency normalize. The Team continues to maintain a bias toward further increasing exposure to natural resource equities and decreasing the Strategy’s allocation to real estate, due primarily to valuation considerations.

4	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World Commodity Producers Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Strategy and are subject to the same risks that apply to similar investments if held directly by the Strategy. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Strategy wholly owns and controls the Subsidiary, and the Strategy and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Strategy or its shareholders.

Real Estate Risk: The Strategy’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Strategy may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy’s NAV.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. For Class 1 shares, Click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Real Asset Strategy
Class 1*	1.17%	3.47%

Class 2*	1.32%	3.70%

Class A	1.16%	3.36%

Class C	0.72%	2.58%

Advisor Class**	1.25%	3.69%

Class R **	1.07%	3.20%

Class K**	1.16%	3.43%

Class I**	1.34%	3.69%

MSCI AC World Commodity Producers Index (net)	-2.34%	-3.42%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risk and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

3/8/10* TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Asset Strategy’s Class A shares (from 3/8/10* to 10/31/12) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 3/8/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns

Class 1 Shares†
1 Year	3.47%	3.47%
Since Inception*	6.40%	6.40%

Class 2 Shares†
1 Year	3.70%	3.70%
Since Inception*	6.66%	6.66%

Class A Shares
1 Year	3.36%	-1.03%
Since Inception*	6.38%	4.67%

Class C Shares
1 Year	2.58%	1.58%
Since Inception*	5.58%	5.58%

Advisor Class Shares**
1 Year	3.69%	3.69%
Since Inception*	6.64%	6.64%

Class R Shares**
1 Year	3.20%	3.20%
Since Inception*	6.13%	6.13%

Class K Shares**
1 Year	3.43%	3.43%
Since Inception*	6.41%	6.41%

Class I Shares**
1 Year	3.69%	3.69%
Since Inception*	6.67%	6.67%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.47%, 3.72%, 1.61%, 2.31%, 1.29%, 2.87%, 1.91% and 1.38% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios (exclusive of interest expense) to 1.00%, 0.75%, 1.05%, 1.75%, 0.75%, 1.25%, 1.00% and 0.75% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

*	Inception date: 3/8/10.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class 1 Shares†
1 Year	15.84%
Since Inception*	7.02%

Class 2 Shares†
1 Year	16.13%
Since Inception*	7.28%

Class A Shares
1 Year	10.89%
Since Inception*	5.22%

Class C Shares
1 Year	13.93%
Since Inception*	6.22%

Advisor Class Shares**
1 Year	16.00%
Since Inception*	7.27%

Class R Shares**
1 Year	15.52%
Since Inception*	6.74%

Class K Shares**
1 Year	15.86%
Since Inception*	7.03%

Class I Shares**
1 Year	16.13%
Since Inception*	7.30%

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

*	Inception date: 3/8/10.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Historical Performance on pages 5-6.

10	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.60	$5.31	1.05%
Hypothetical**	$1,000	$1,019.86	$5.33	1.05%
Class C
Actual	$1,000	$1,007.20	$8.83	1.75%
Hypothetical**	$1,000	$1,016.34	$8.87	1.75%
Advisor Class
Actual	$1,000	$1,012.50	$3.79	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
Class R
Actual	$1,000	$1,010.70	$6.32	1.25%
Hypothetical**	$1,000	$1,018.85	$6.34	1.25%
Class K
Actual	$1,000	$1,011.60	$5.06	1.00%
Hypothetical**	$1,000	$1,020.11	$5.08	1.00%
Class I
Actual	$1,000	$1,013.40	$3.80	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
Class 1
Actual	$1,000	$1,011.70	$5.06	1.00%
Hypothetical**	$1,000	$1,020.11	$5.08	1.00%
Class 2
Actual	$1,000	$1,013.20	$3.80	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
*	Expenses are equal to the Strategy’s annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	11

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $398.6

TEN LARGEST EQUITY HOLDINGS**

October 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$16,321,618	4.1%
Royal Dutch Shell PLC	9,591,322	2.4
Chevron Corp.	7,038,010	1.8
BP PLC	6,827,150	1.7
BHP Billiton Ltd.	4,706,087	1.2
Rio Tinto PLC	4,227,811	1.0
Petroleo Brasileiro SA	3,940,542	1.0
Vale SA	3,710,957	0.9
Simon Property Group, Inc.	3,563,388	0.9
Suncor Energy, Inc.	3,224,968	0.8
	$63,151,853	15.8%

*	All data are as of October 31, 2012. The Strategy breakdown is expressed as an approximate percentage of the Strategy’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	Long-term investments.

12	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.3%
Energy – 24.1%
Coal & Consumable Fuels – 0.9%
Adaro Energy Tbk PT	741,200	$105,118
Banpu PCL	52,450	684,502
Cameco Corp.	33,500	649,707
China Shenhua Energy Co., Ltd. – Class H	62,300	263,977
Consol Energy, Inc.	4,200	147,672
Exxaro Resources Ltd.	66,890	1,337,552
Indo Tambangraya Megah Tbk PT	26,700	112,434
Peabody Energy Corp.	5,000	139,500

		3,440,462

Integrated Oil & Gas – 16.9%
BG Group PLC	155,750	2,891,792
BP PLC	955,970	6,827,150
Cenovus Energy, Inc.	13,800	486,782
Chevron Corp.	63,860	7,038,010
China Petroleum & Chemical Corp. – Class H	1,901,500	2,006,382
Eni SpA	131,690	3,030,306
Exxon Mobil Corp.	179,024	16,321,618
Galp Energia SGPS SA	13,040	208,743
Gazprom OAO (Sponsored ADR)	316,200	2,890,068
Hess Corp.	21,040	1,099,550
Husky Energy, Inc.	10,600	287,089
Imperial Oil Ltd.	6,100	269,896
LUKOIL OAO (London) (Sponsored ADR)	9,300	559,860
Murphy Oil Corp.	5,239	314,340
OMV AG	8,300	303,741
Origin Energy Ltd.	23,000	270,736
PetroChina Co., Ltd. – Class H	386,600	523,593
Petroleo Brasileiro SA	54,500	576,918
Petroleo Brasileiro SA (ADR)	83,310	1,767,005
Petroleo Brasileiro SA (Preference Shares)	77,000	788,558
Petroleo Brasileiro SA (Sponsored ADR)	39,360	808,061
PTT PCL	70,300	729,377
Repsol SA	15,600	312,636
Rosneft OAO (GDR)(a)(b)	3,430	25,382
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	121,116	4,152,010
Royal Dutch Shell PLC – Class A	67,268	2,308,147
Royal Dutch Shell PLC – Class B	88,520	3,131,165
Sasol Ltd.	10,000	426,001
Statoil ASA	43,360	1,067,911
Suncor Energy, Inc. (Toronto)	96,090	3,224,968
Total SA	58,150	2,929,028

		67,576,823

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oil & Gas Drilling – 0.6%
Ensco PLC	10,300	$595,546
Seadrill Ltd.	27,860	1,123,873
Transocean Ltd.	19,660	898,265

		2,617,684

Oil & Gas Equipment & Services – 0.5%
Halliburton Co.	23,210	749,451
Schlumberger Ltd.	15,670	1,089,535

		1,838,986

Oil & Gas Exploration & Production – 5.2%
Anadarko Petroleum Corp.	28,290	1,946,635
Apache Corp.	7,000	579,250
ARC Resources Ltd.	5,300	128,686
Athabasca Oil Corp.(b)	8,300	100,473
Cabot Oil & Gas Corp.	12,530	588,659
Canadian Natural Resources Ltd.	20,100	605,767
Canadian Oil Sands Ltd.	8,900	188,916
Chesapeake Energy Corp.	12,100	245,146
Cimarex Energy Co.	1,800	102,924
CNOOC Ltd.	374,200	769,138
Cobalt International Energy, Inc.(b)	4,700	97,807
Concho Resources, Inc.(b)	1,800	155,016
ConocoPhillips	22,300	1,290,055
Continental Resources, Inc./OK(b)	1,400	100,604
Crescent Point Energy Corp.	5,300	220,225
Denbury Resources, Inc.(b)	7,200	110,376
Devon Energy Corp.	20,280	1,180,498
EnCana Corp.	13,500	304,130
EOG Resources, Inc.	15,510	1,806,760
EQT Corp.	2,700	163,701
Inpex Corp.	40	227,875
Kunlun Energy Co., Ltd.	61,000	112,916
Lundin Petroleum AB(b)	31,080	745,733
Marathon Oil Corp.	40,960	1,231,258
MEG Energy Corp.(b)	2,700	98,619
Nexen, Inc. (Toronto)	12,274	293,101
Noble Energy, Inc.	9,970	947,250
NovaTek OAO (Sponsored GDR)(a)	1,700	193,800
Occidental Petroleum Corp.	37,110	2,930,206
OGX Petroleo e Gas Participacoes SA(b)	35,700	82,788
Pacific Rubiales Energy Corp.	5,400	127,005
Penn West Petroleum Ltd.	8,700	112,980
Pioneer Natural Resources Co.	2,100	221,865
Plains Exploration & Production Co.(b)	2,700	96,282
Progress Energy Resources Corp.	4,700	94,682
PTT Exploration & Production PCL	21,200	114,819
QEP Resources, Inc.	3,700	107,300
Range Resources Corp.	3,000	196,080

14	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Santos Ltd.	17,300	$206,271
Southwestern Energy Co.(b)	6,400	222,080
Talisman Energy, Inc.	18,900	214,216
Tatneft OAO (Sponsored ADR)	4,090	158,447
Tourmaline Oil Corp.(b)	3,800	125,557
Tullow Oil PLC	16,600	377,131
Vermilion Energy, Inc.	2,300	109,963
Whiting Petroleum Corp.(b)	2,400	100,848
Woodside Petroleum Ltd.	11,800	420,743

		20,554,581

		96,028,536

Materials – 13.0%
Aluminum – 0.1%
Alcoa, Inc.	31,510	270,040
Norsk Hydro ASA	33,540	150,998

		421,038

Diversified Chemicals – 0.2%
BASF SE	12,100	1,003,699

Diversified Metals & Mining – 5.4%
Anglo American PLC	103,880	3,200,981
Antofagasta PLC	9,300	189,200
BHP Billiton Ltd.	132,920	4,706,087
BHP Billiton PLC	72,180	2,313,456
Eurasian Natural Resources Corp. PLC	33,200	175,996
First Quantum Minerals Ltd.	10,500	236,020
Freeport-McMoRan Copper & Gold, Inc.	30,870	1,200,226
Glencore International PLC	77,900	432,286
Grupo Mexico SAB de CV	84,000	269,436
Korea Zinc Co., Ltd.	400	163,857
Minera Frisco SAB de CV(b)	43,800	173,273
MMC Norilsk Nickel OJSC (ADR)	9,920	152,173
Rio Tinto Ltd.	21,350	1,258,703
Rio Tinto PLC	84,630	4,227,811
Southern Copper Corp.	5,000	190,500
Sumitomo Metal Mining Co., Ltd.	15,000	197,547
Teck Resources Ltd.	52,340	1,661,255
Turquoise Hill Resources Ltd.(b)	20,200	157,959
Xstrata PLC	45,600	722,366

		21,629,132

Fertilizers & Agricultural Chemicals – 1.4%
Agrium, Inc.	9,712	1,022,787
CF Industries Holdings, Inc.	900	184,671
Incitec Pivot Ltd.	45,800	150,008
Israel Chemicals Ltd.	13,000	162,638
Israel Corp. Ltd. (The)	300	203,871

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

K&S AG	7,750	$367,308
Monsanto Co.	24,730	2,128,511
Mosaic Co. (The)	4,000	209,360
Potash Corp. of Saskatchewan, Inc.	11,700	470,343
Syngenta AG	1,300	506,856
Uralkali OJSC (Sponsored GDR)(a)	3,670	143,791
Yara International ASA	2,900	136,674

		5,686,818

Gold – 2.6%
Agnico-Eagle Mines Ltd.	3,800	214,550
Anglogold Ashanti Ltd.	8,400	283,797
Barrick Gold Corp.	22,000	889,692
Eldorado Gold Corp.	14,800	218,721
Franco-Nevada Corp.	3,100	178,504
Gold Fields Ltd.	15,900	197,542
Goldcorp, Inc.	61,480	2,779,297
Kinross Gold Corp.	143,610	1,426,394
Koza Altin Isletmeleri AS	26,330	573,700
New Gold, Inc.(b)	79,030	925,017
Newcrest Mining Ltd.	16,800	463,343
Newmont Mining Corp.	10,900	594,595
Randgold Resources Ltd.	1,900	227,121
Real Gold Mining Ltd.(c)(d)	124,500	22,490
Yamana Gold, Inc.	58,840	1,188,288

		10,183,051

Paper Products – 0.3%
Fibria Celulose SA (ADR)(b)	14,000	118,835
International Paper Co.	5,600	200,648
MeadWestvaco Corp.	3,700	109,853
Mondi PLC	67,260	741,435
Stora Enso Oyj	17,500	110,698
UPM-Kymmene Oyj	9,600	103,073

		1,384,542

Precious Metals & Minerals – 0.4%
Anglo American Platinum Ltd.	2,400	111,575
Fresnillo PLC	4,900	152,121
Impala Platinum Holdings Ltd.	11,800	212,747
Industrias Penoles SAB de CV	3,100	155,071
North American Palladium Ltd.(b)	225,590	354,176
Silver Wheaton Corp.	7,800	314,343
Umicore SA	2,500	128,471

		1,428,504

Specialty Chemicals – 0.3%
Koninklijke DSM NV	19,748	1,015,519

Steel – 2.3%
Allegheny Technologies, Inc.	3,600	94,860

16	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

ArcelorMittal (Euronext Amsterdam)	20,600	$304,561
Arrium Ltd.	262,017	212,816
Cia Siderurgica Nacional SA	22,200	122,747
Cliffs Natural Resources, Inc.	3,100	112,437
Commercial Metals Co.	60,200	828,352
Eregli Demir ve Celik Fabrikalari TAS	93,900	111,575
Evraz PLC	29,200	111,415
Fortescue Metals Group Ltd.	30,800	129,780
Gerdau SA	18,900	165,173
Hitachi Metals Ltd.	10,000	93,687
Hyundai Steel Co.	1,400	100,593
JFE Holdings, Inc.	67,400	951,279
Kumba Iron Ore Ltd.	1,800	112,580
Metalurgica Gerdau SA (Preference Shares)	9,400	105,337
Nippon Steel & Sumitomo Metal Corp.	193,000	426,013
Novolipetsk Steel OJSC (GDR)(a)	6,300	119,007
Nucor Corp.	7,000	280,910
POSCO	1,560	490,393
ThyssenKrupp AG	8,500	193,694
United States Steel Corp.	18,060	368,243
Vale SA	28,600	527,348
Vale SA (Preference Shares)	44,000	787,474
Vale SA (Sponsored ADR) (Local Preference Shares)	134,690	2,396,135
Voestalpine AG	3,800	119,655

		9,266,064

		52,018,367

Equity: Other – 9.6%
Diversified/Specialty – 7.9%
Agung Podomoro Land TBK PT(b)	484,800	18,311
Alam Sutera Realty TBK PT	875,300	52,571
Artis Real Estate Investment Trust	16,860	275,837
Asian Property Development PCL	47,400	13,454
Australand Property Group	61,962	193,929
Ayala Land, Inc.	771,100	440,735
Azrieli Group	1,400	31,221
Bakrieland Development TBK PT(b)	2,835,100	19,075
Beni Stabili SpA	57,200	32,147
BioMed Realty Trust, Inc.	29,260	559,451
British Land Co. PLC	140,912	1,203,625
Bumi Serpong Damai PT	416,100	53,324
CA Immobilien Anlagen AG(b)	3,400	42,160
Capital Property Fund	284,900	327,923
CapitaLand Ltd.	178,000	474,040
Central Pattana PCL	44,900	104,010
Ciputra Development Tbk PT	676,200	47,621
Ciputra Property TBK PT	172,400	11,805
Ciputra Surya TBK PT	44,400	8,057

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

City Developments Ltd.	21,000	$196,077
Cofinimmo	5,390	612,973
Conwert Immobilien Invest SE	4,900	56,762
Daejan Holdings PLC	600	28,011
Dexus Property Group	144,900	147,890
Duke Realty Corp.	34,290	496,519
Dundee Real Estate Investment Trust	17,330	635,939
Eastern & Oriental Bhd	61,300	33,005
Emira Property Fund	29,400	45,184
Even Construtora e Incorporadora SA	13,500	53,839
Evergrande Real Estate Group Ltd.	2,401,100	1,041,383
F&C Commercial Property Trust Ltd.	17,600	28,998
Filinvest Land, Inc.	548,800	19,425
Fonciere Des Regions	1,100	88,537
Franshion Properties China Ltd.	243,200	74,047
Gecina SA	700	77,650
Globe Trade Centre SA(b)	6,300	16,235
GPT Group	55,410	204,621
Growthpoint Properties Ltd.	201,400	548,408
Guangzhou R&F Properties Co., Ltd.	64,200	78,467
H&R Real Estate Investment Trust	700	16,912
Hang Lung Properties Ltd.	133,000	461,379
Helbor Empreendimentos SA	8,500	47,919
Henderson Land Development Co., Ltd.	70,000	483,191
Hysan Development Co., Ltd.	32,000	141,986
ICADE	3,764	338,764
IGB Corp. Bhd	68,000	54,317
IJM Land Bhd	36,900	26,642
IMMOFINANZ AG(b)	35,800	138,387
Intiland Development TBK PT	552,300	18,046
Investors Real Estate Trust	19,199	161,656
Is Gayrimenkul Yatirim Ortakligi AS	15,000	12,132
Kawasan Industri Jababeka TBK PT(b)	1,314,800	27,893
Keppel Land Ltd.	40,000	110,800
Kerry Properties Ltd.	25,500	126,751
Kiwi Income Property Trust	61,600	59,228
KLCC Property Holdings Bhd	28,500	55,484
Land Securities Group PLC	56,609	735,645
Lexington Realty Trust	54,500	517,205
Lippo Karawaci TBK PT	1,029,400	99,339
London & Stamford Property PLC	17,100	31,724
Longfor Properties Co., Ltd.	53,200	93,854
LPN Development PCL	46,400	27,410
LPN Development PCL (NVDR)	429,100	253,480
Mah Sing Group Bhd	33,800	24,870
Mapletree Commercial Trust	638,000	631,592
Megaworld Corp.	701,600	41,628
Mitsubishi Estate Co., Ltd.	109,000	2,157,170
Mitsui Fudosan Co., Ltd.	117,000	2,365,126

18	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mobimo Holding AG(b)	200	$46,387
Morguard Real Estate Investment Trust	14,230	256,461
New World Development Co., Ltd.	721,000	1,109,317
Nomura Real Estate Holdings, Inc.	2,400	43,079
Pakuwon Jati TBK PT	958,800	27,831
PDG Realty SA Empreendimentos e Participacoes	75,100	126,458
Poly Property Group Co., Ltd.(b)	119,500	71,616
Pruksa Real Estate PCL	37,100	23,725
Quality Houses PCL	198,900	13,887
Redefine Properties Ltd.	155,500	161,407
Regal Real Estate Investment Trust	123,600	33,643
Resilient Property Income Fund Ltd.	16,200	85,216
Robinsons Land Corp.	112,900	52,060
SA Corporate Real Estate Fund Nominees Pty Ltd.	115,000	46,819
SC Asset Corp. PCL	14,700	9,208
Sentul City TBK PT(b)	1,562,800	31,162
Sino Land Co., Ltd.	116,000	207,547
Sinpas Gayrimenkul Yatirim Ortakligi AS	15,300	10,758
Soho China Ltd.	170,500	115,368
SP Setia Bhd	41,500	49,184
Spirit Realty Capital, Inc.(b)	47,956	783,601
Sponda Oyj	13,400	59,438
Sumitomo Realty & Development Co., Ltd.	52,000	1,436,870
Summarecon Agung TBK PT	307,100	55,916
Sun Hung Kai Properties Ltd.	177,006	2,446,919
Suntec Real Estate Investment Trust	340,000	446,570
Supalai PCL	431,400	270,240
Swire Properties Ltd.	227,500	704,370
TAG Immobilien AG	3,200	36,927
Tecnisa SA	8,000	33,086
Telecity Group PLC	28,847	420,205
Tokyu Land Corp.	16,000	89,823
Tokyu REIT, Inc.	25	131,970
Torunlar Gayrimenkul Yatirim Ortakligi AS	8,700	13,795
United Urban Investment Corp.	100	120,238
UOL Group Ltd.	160,734	743,719
Vornado Realty Trust	4,310	345,705
Wallenstam AB	6,000	65,955
Wereldhave NV	700	41,377
Weyerhaeuser Co.	31,680	877,219
Wharf Holdings Ltd.	218,000	1,490,592
Wheelock & Co., Ltd.	94,000	411,835
Wihlborgs Fastigheter AB	2,300	35,109
Yuexiu Property Co., Ltd.	502,100	137,285

		31,373,693

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 1.7%
Chartwell Seniors Housing Real Estate Investment Trust	51,830	$532,960
HCP, Inc.	33,500	1,484,050
Health Care REIT, Inc.	19,530	1,160,668
LTC Properties, Inc.	14,050	463,791
Omega Healthcare Investors, Inc.	25,780	591,393
Sabra Health Care REIT, Inc.	21,140	469,731
Senior Housing Properties Trust	30,490	670,170
Ventas, Inc.	21,820	1,380,551

		6,753,314

		38,127,007

Retail – 6.7%
Regional Mall – 2.5%
BR Malls Participacoes SA	58,200	765,092
CapitaMall Trust	219,000	376,812
CFS Retail Property Trust Group	65,300	132,309
General Growth Properties, Inc.	76,870	1,511,264
Glimcher Realty Trust	47,854	510,602
Multiplan Empreendimentos Imobiliarios SA	15,400	451,146
Simon Property Group, Inc.	23,411	3,563,388
Westfield Group	253,135	2,798,183

		10,108,796

Shopping Center/Other Retail – 4.2%
Aeon Mall Co., Ltd.	27,400	710,697
Akmerkez Gayrimenkul Yatirim Ortakligi AS	1,600	16,546
Aliansce Shopping Centers SA	23,000	261,589
Atrium European Real Estate Ltd.	3,900	22,116
BWP Trust	16,200	35,126
Capital & Counties Properties PLC	27,100	98,990
Capital Shopping Centres Group PLC	19,900	107,119
CapitaMalls Asia Ltd.	47,900	72,282
Centro Retail Australia	53,200	118,613
Charter Hall Retail REIT	9,300	35,038
Citycon Oyj	85,490	280,019
Corio NV	17,788	792,418
Deutsche Euroshop AG	2,000	81,740
Eurocommercial Properties NV	15,800	619,615
Fortune Real Estate Investment Trust	351,000	276,926
Fountainhead Property Trust	67,200	62,126
Fukuoka REIT Co.	17	127,878
Hammerson PLC	22,200	169,289
Hyprop Investments Ltd.	38,300	295,953
Iguatemi Empresa de Shopping Centers SA	4,600	58,433
Japan Retail Fund Investment Corp.	387	705,533
Kimco Realty Corp.	31,010	605,315
Kite Realty Group Trust	64,259	351,497
Klepierre	22,050	817,907

20	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Link REIT (The)	253,023	$1,255,730
Mercialys SA	22,300	467,758
Pavilion Real Estate Investment Trust	58,500	26,504
Regency Centers Corp.	23,220	1,115,024
Retail Opportunity Investments Corp.	66,259	838,839
RioCan Real Estate Investment Trust (Toronto)	10,391	283,405
Shaftesbury PLC	9,900	87,670
Siam Future Development PCL	26,700	6,610
SM Prime Holdings, Inc.	387,800	136,296
Sonae Sierra Brasil SA	2,200	36,828
Tanger Factory Outlet Centers	18,500	582,195
Unibail-Rodamco SE	12,325	2,776,028
Vastned Retail NV	600	27,798
Weingarten Realty Investors	36,970	998,190
Westfield Retail Trust	443,360	1,423,661

		16,785,301

		26,894,097

Residential – 3.8%
Multi-Family – 3.3%
Ascott Residence Trust	270,000	281,834
Associated Estates Realty Corp.	55,190	827,298
AvalonBay Communities, Inc.	4,710	638,488
Berkeley Group Holdings PLC(b)	17,440	429,164
Brookfield Incorporacoes SA	145,100	253,615
Brookfield Incorporacoes SA(b)	38,332	67,377
China Overseas Land & Investment Ltd.	616,700	1,613,703
China Resources Land Ltd.	142,500	323,614
China Vanke Co., Ltd. – Class B	416,544	543,098
Consorcio ARA SAB de CV(b)	66,900	21,152
Corp. GEO SAB de CV(b)	23,600	28,333
Cyrela Brazil Realty SA Empreendimentos e Participacoes	18,300	155,154
Desarrolladora Homex SAB de CV(b)	14,600	32,324
Deutsche Wohnen AG	5,800	106,223
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	43,300	64,496
Equity Residential	12,240	702,698
Essex Property Trust, Inc.	2,770	415,500
Ez Tec Empreendimentos e Participacoes SA	3,400	44,696
Gafisa SA(b)	24,800	45,545
GAGFAH SA(b)	5,429	61,787
GSW Immobilien AG	16,336	671,479
JHSF Participacoes SA	4,800	20,844
KWG Property Holding Ltd.	1,135,000	670,628
Land and Houses PCL	202,700	56,657
Meritage Homes Corp.(b)	10,100	373,498

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mirvac Group	467,627	$729,599
MRV Engenharia e Participacoes SA	82,100	416,352
NVR, Inc.(b)	460	415,720
Property Perfect PCL	309,500	11,209
PulteGroup, Inc.(b)	24,450	423,963
Rodobens Negocios Imobiliarios SA	2,300	14,495
Rossi Residencial SA	162,400	341,423
Shimao Property Holdings Ltd.	139,500	264,592
Sino-Ocean Land Holdings Ltd.	305,700	191,052
Stockland	470,640	1,688,661
Urbi Desarrollos Urbanos SAB de CV(b)	406,300	254,441
Vista Land & Lifescapes, Inc.	188,500	21,947

		13,222,659

Self Storage – 0.2%
Extra Space Storage, Inc.	19,850	684,627

Single Family – 0.3%
Fortune Brands Home & Security, Inc.(b)	14,520	412,949
Realogy Holdings Corp.(b)	24,223	860,885

		1,273,834

		15,181,120

Office – 2.8%
Office – 2.8%
Allied Properties Real Estate Investment Trust	12,960	410,049
Allreal Holding AG(b)	200	30,216
Befimmo SCA Sicafi	900	54,827
Boston Properties, Inc.	7,880	837,644
Brandywine Realty Trust	43,500	504,600
CapitaCommercial Trust	96,000	123,173
Castellum AB	34,970	468,743
Cominar Real Estate Investment Trust	25,367	605,760
Commonwealth Property Office Fund	307,110	343,826
Corporate Office Properties Trust	22,120	551,894
Derwent London PLC	4,000	133,108
Douglas Emmett, Inc.	24,360	571,242
Fabege AB	7,400	73,494
Great Portland Estates PLC	12,400	93,637
Hongkong Land Holdings Ltd.	120,000	758,733
Hufvudstaden AB – Class A	50,346	639,458
Investa Office Fund	15,700	48,398
Japan Excellent, Inc.	63	349,274
Japan Prime Realty Investment Corp.	32	96,442
Japan Real Estate Investment Corp.	58	580,772
Kenedix Realty Investment Corp. – Class A	131	447,474
Kilroy Realty Corp.	5,243	232,842
Liberty Property Trust	8,910	312,919

22	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mack-Cali Realty Corp.	21,600	$561,384
Nippon Building Fund, Inc.	64	687,566
Nomura Real Estate Office Fund, Inc.	12	75,493
Norwegian Property ASA	15,400	23,095
NTT Urban Development Corp.	46	37,904
Orix JREIT, Inc.	103	501,521
Parkway Properties, Inc./MD	32,220	443,669
Piedmont Office Realty Trust, Inc.	21,250	378,250
PSP Swiss Property AG(b)	1,500	137,755
Societe Immobiliere de Location pour l’Industrie et le Commerce	600	67,270
Swiss Prime Site AG(b)	1,700	141,925
Tokyo Tatemono Co., Ltd.(b)	10,000	41,157

		11,365,514

Industrials – 1.0%
Industrial Warehouse Distribution – 0.9%
Ascendas Real Estate Investment Trust	83,000	160,144
Global Logistic Properties Ltd.	345,000	723,842
Granite Real Estate, Inc.	21,060	772,481
Hansteen Holdings PLC	31,700	38,122
Mapletree Logistics Trust	851,100	772,461
ProLogis, Inc.	11,230	385,077
Segro PLC	135,420	519,235
Ticon Industrial Connection PCL	21,500	9,189

		3,380,551

Mixed Office Industrial – 0.1%
Amata Corp. PCL	29,300	14,722
BR Properties SA	17,400	227,882
Goodman Group	50,340	231,096

		473,700

		3,854,251

Lodging – 0.9%
Lodging – 0.9%
Ashford Hospitality Trust, Inc.	47,900	411,461
Far East Hospitality Trust(b)	477,000	385,182
Great Eagle Holdings Ltd.	145,000	427,989
Host Hotels & Resorts, Inc.	27,970	404,446
InterContinental Hotels Group PLC	21,802	539,420
Pebblebrook Hotel Trust	9,472	200,996
RLJ Lodging Trust	49,590	883,694
Strategic Hotels & Resorts, Inc.(b)	42,550	233,599

		3,486,787

Food Beverage & Tobacco – 0.4%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	9,000	241,560
Bunge Ltd.	11,030	783,461
Golden Agri-Resources Ltd.	186,000	94,997

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

IOI Corp. Bhd	63,700	$105,601
Kuala Lumpur Kepong Bhd	14,100	99,007
Wilmar International Ltd.	42,000	106,018

		1,430,644

Total Common Stocks (cost $236,640,408)		248,386,323

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 17.5%
United States – 17.5%
U.S. Treasury Inflation Index
0.625%, 7/15/21 (TIPS)	$3,589	4,106,824
1.875%, 7/15/15 (TIPS)(e)(f)	59,921	65,486,597

Total Inflation-Linked Securities (cost $68,928,390)		69,593,421

	Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Equity Index – 0.1%
S&P 500 Index Expiration: Mar 2013, Exercise Price: $ 1,375.00 (b)(g) (cost $1,051,448)	115	560,625

	Shares
WARRANTS – 0.1%
Energy – 0.1%
Coal & Consumable Fuels – 0.1%
Coal India Ltd., Merril Lynch, expiring 11/02/15(b)	16,210	104,331

Oil & Gas Exploration & Production – 0.0%
Oil & Natural Gas Corp. Ltd., Deutsche Bank AG London, expiring 1/17/17(b)	20,600	102,782

		207,113

Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Emaar Properties PJSC, Merril Lynch, expiring 10/01/15(b)	199,400	195,990

Total Warrants (cost $407,591)		403,103

24	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
CPN Retail Growth Leasehold Property Fund	79,200	$44,185
UK Commercial Property Trust Ltd./fund	27,600	29,329

Total Investment Companies (cost $71,824)		73,514

	Contracts
OPTIONS PURCHASED - CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
iShares Silver Trust Expiration: Dec 2012, Exercise Price: $ 38.00(b)(g)	436	2,834
SPDR Gold Trust Expiration: Dec 2012, Exercise Price: $ 180.00(b)(g)	313	13,772

Total Options Purchased – Calls (cost $122,553)		16,606

	Shares
SHORT-TERM INVESTMENTS – 19.7%
Investment Companies – 9.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(h) (cost $39,448,035)	39,448,035	39,448,035

	Principal Amount (000)
U.S. Treasury Bills – 9.8%
U.S. Treasury Bill Zero Coupon, 11/08/12	$30,680	30,679,284
Zero Coupon, 12/06/12(e)	8,315	8,314,252

Total U.S. Treasury Bills (cost $38,993,536)		38,993,536

Total Short-Term Investments (cost $78,441,571)		78,441,571

Total Investments – 99.7% (cost $385,663,785)		397,475,163
Other assets less liabilities – 0.3%		1,091,817

Net Assets – 100.0%		$398,566,980

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	25

Consolidated Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	28	December 2012	$1,491,148	$1,330,000	$(161,148)
Cocoa Futures	120	December 2012	3,127,939	2,997,700	(130,239)
Cocoa Futures	49	December 2012	1,281,967	1,170,120	(111,847)
Corn Futures	8	December 2012	319,181	302,300	(16,881)
Gasoline RBOB Futures	25	December 2012	2,974,246	2,761,815	(212,431)
Lean Hogs Futures	68	December 2012	2,015,947	2,129,080	113,133
Live Cattle Futures	27	December 2012	1,360,585	1,359,990	(595)
Natural Gas Futures	31	December 2012	1,140,878	1,144,520	3,642
Platinum Futures	99	January 2013	7,616,588	7,806,150	189,562
Soybean Futures	15	March 2013	1,274,105	1,142,813	(131,292)
Soybean Meal Futures	25	December 2012	1,068,337	1,205,500	137,163
Wheat Futures	43	December 2012	2,010,367	1,943,600	(66,767)
Sold Contracts
Aluminum HG Futures	57	December 2012	2,925,471	2,707,500	217,971
Brent Crude Oil Futures	5	December 2012	564,502	543,500	21,002
Cattle Feeder Futures	44	January 2013	3,299,752	3,271,400	28,352
Copper Londom Metal Exchange Futures	8	December 2012	1,613,990	1,551,950	62,040
Gas Oil Futures	1	December 2012	98,023	94,950	3,073
Gold 100 OZ Futures	31	December 2012	4,905,221	5,329,210	(423,989)
Heating Oil Futures	17	December 2012	2,301,899	2,186,482	115,417
S&P 500 E Mini Index Futures	109	December 2012	7,905,066	7,667,060	238,006
Silver Futures	8	December 2012	1,146,145	1,292,640	(146,495)
Sugar 11 Futures	116	March 2012	2,609,204	2,528,243	80,961

					$(191,362)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	13,383	CNY	84,967	11/07/12	$219,199
Barclays Bank PLC Wholesale	EUR	10,609	USD	13,444	12/14/12	(312,470)
Barclays Bank PLC Wholesale	JPY	658,072	USD	8,456	12/14/12	209,099
Barclays Bank PLC Wholesale	USD	636	CHF	600	12/14/12	8,975
Barclays Bank PLC Wholesale	USD	715	JPY	55,974	12/14/12	(13,927)
BNP Paribas SA	GBP	1,670	USD	2,674	12/14/12	(20,629)
BNP Paribas SA	NOK	8,201	USD	1,422	12/14/12	(13,882)
Citibank NA	USD	2,314	AUD	2,232	12/14/12	(5,335)
Credit Suisse London Branch (GFX)	USD	824	KRW	931,615	11/07/12	29,874
Goldman Sachs International	USD	803	MXN	10,500	11/07/12	(1,359)

26	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	AUD	7,697	USD	7,913	12/14/12	$(49,837)
HSBC Bank USA	HKD	15,984	USD	2,062	11/07/12	(33)
HSBC Bank USA	USD	2,063	HKD	15,984	12/14/12	(9)
HSBC Bank USA	USD	884	JPY	69,046	12/14/12	(18,985)
Royal Bank of Canada	CAD	13,021	USD	13,261	12/14/12	235,346
Royal Bank of Scotland PLC	MXN	10,500	USD	802	11/07/12	611
Royal Bank of Scotland PLC	USD	2,061	HKD	15,984	11/07/12	1,333
Royal Bank of Scotland PLC	USD	536	SGD	664	11/07/12	7,871
Royal Bank of Scotland PLC	USD	799	MXN	10,500	12/14/12	(735)
Standard Chartered Bank	USD	1,049	IDR	10,096,953	11/07/12	1,370
State Street Bank & Trust Co.	BRL	4,722	USD	2,313	11/07/12	(11,256)
State Street Bank & Trust Co.	CNY	91,238	USD	14,482	11/07/12	(124,178)
State Street Bank & Trust Co.	IDR	10,096,953	USD	1,050	11/07/12	(934)
State Street Bank & Trust Co.	INR	50,591	USD	940	11/07/12	696
State Street Bank & Trust Co.	KRW	931,615	USD	854	11/07/12	437
State Street Bank & Trust Co.	MYR	2,611	USD	855	11/07/12	(1,628)
State Street Bank & Trust Co.	SGD	664	USD	544	11/07/12	(537)
State Street Bank & Trust Co.	THB	27,621	USD	887	11/07/12	(14,062)
State Street Bank & Trust Co.	USD	2,323	BRL	4,722	11/07/12	785
State Street Bank & Trust Co.	USD	990	CNY	6,271	11/07/12	14,386
State Street Bank & Trust Co.	USD	908	INR	50,591	11/07/12	31,223
State Street Bank & Trust Co.	USD	840	MYR	2,611	11/07/12	17,218
State Street Bank & Trust Co.	USD	900	THB	27,621	11/07/12	1,179
State Street Bank & Trust Co.	ZAR	3,076	USD	353	11/07/12	(1,532)
State Street Bank & Trust Co.	USD	940	INR	50,591	12/07/12	(6,359)
State Street Bank & Trust Co.	THB	27,621	USD	898	12/14/12	(1,251)
State Street Bank & Trust Co.	USD	13,327	CNY	83,909	12/14/12	388

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	27

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	1,045	IDR	10,096,953	12/14/12	(101)
State Street Bank & Trust Co.	USD	853	KRW	931,615	12/14/12	(238)
State Street Bank & Trust Co.	USD	854	MYR	2,611	12/14/12	1,127
State Street Bank & Trust Co.	USD	544	SGD	664	12/14/12	526
State Street Bank & Trust Co.	USD	351	ZAR	3,076	12/14/12	1,456
State Street Bank & Trust Co.	BRL	4,722	USD	2,308	1/03/13	1,553
UBS AG	USD	371	ZAR	3,076	11/07/12	(16,775)
UBS AG	USD	7,573	CAD	7,408	12/14/12	(162,200)
Westpac Banking Corp.	USD	958	AUD	939	12/14/12	13,840

						$20,240

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
iShares Silver Trust(g)	436	$42.00	December 2012	$(1,308)
SPDR Gold Shares(g)	313	190.00	December 2012	(3,600)

(premiums received $56,128)				$(4,908)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
S&P 500 Index(g)	115	$1,200.00	March 2013	$(161,000)
SPDR Gold Shares(g)	313	155.00	December 2012	(14,398)

(premiums received $518,798)				$(175,398)

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	3,830	3/30/22	2.263%	3 Month LIBOR	$(220,251)

INFLATION (CPI) SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	1,000	3/27/18	2.45%	CPI	#	$(5,724)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

28	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS (see Note D)

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	373,350	0.17%	$114,737	12/17/12	JPMorgan Chase Bank, NA	$(1,977,945)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	12,914	0.16%	3,920	12/17/12	JPMorgan Chase Bank, NA	(19,426)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	23,486	0.16%	7,218	12/17/12	JPMorgan Chase Bank, NA	(124,391)

							$(2,121,762)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the aggregate market value of these securities amounted to $481,980 or 0.1% of net assets.

(b)	Non-income producing security.

(c)	Illiquid security.

(d)	Fair valued.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $10,645,563.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $3,650,256.

(g)	One contract relates to 100 shares.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	29

Consolidated Portfolio of Investments

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

SGD – Singapore Dollar

THB – Thailand Baht

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

NVDR – Non Voting Depositary Receipt

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to consolidated financial statements.

30	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $346,215,750)	$358,027,128
Affiliated issuers (cost $39,448,035)	39,448,035
Cash	1,523,924	(a)
Foreign currencies, at value (cost $1,496,599)	1,496,181
Receivable for capital stock sold	1,881,789
Receivable for investment securities sold and foreign currency transactions	1,299,577
Unrealized appreciation of forward currency exchange contracts	798,492
Interest and dividends receivable	682,617
Receivable for variation margin on futures contracts	170,706

Total assets	405,328,449

Liabilities
Options written, at value (premiums received $574,926)	180,306
Unrealized depreciation on total return swap contracts	2,121,762
Payable for investment securities purchased and foreign currency transactions	1,733,642
Payable for capital stock redeemed	1,231,699
Unrealized depreciation of forward currency exchange contracts	778,252
Unrealized depreciation on interest rate swap contracts	220,251
Management fee payable	220,127
Distribution fee payable	78,313
Administrative fee payable	22,612
Transfer Agent fee payable	17,120
Unrealized depreciation on inflation swap contracts	5,724
Accrued expenses and other liabilities	151,661

Total liabilities	6,761,469

Net Assets	$398,566,980

Composition of Net Assets
Capital stock, at par	$352,427
Additional paid-in capital	403,427,730
Undistributed net investment income	4,102,117
Accumulated net realized loss on investment and foreign currency transactions	(18,992,407)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	9,677,113

	$398,566,980

(a)	An amount of $504,631 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2012.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	31

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$67,988,691	6,002,235	$11.33	*

C	$15,973,848	1,428,206	$11.18

Advisor	$72,528,735	6,377,043	$11.37

R	$16,915	1,494	$11.32

K	$1,286,284	113,645	$11.32

I	$18,789,704	1,653,968	$11.36

1	$221,971,327	19,665,115	$11.29

2	$11,476	1,000	$11.48

*	The maximum offering price per share for Class A shares was $11.83 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

32	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $407,439)	$7,406,648
Affiliated issuers	33,350
Interest	190,103	$7,630,101

Expenses
Management fee (see Note B)	2,763,397
Distribution fee—Class A	197,811
Distribution fee—Class C	165,219
Distribution fee—Class R	69
Distribution fee—Class K	1,546
Distribution fee—Class 1	504,411
Transfer agency—Class A	36,569
Transfer agency—Class C	10,696
Transfer agency—Advisor Class	37,888
Transfer agency—Class R	29
Transfer agency—Class K	1,072
Transfer agency—Class I	7,890
Transfer agency—Class 1	50,806
Transfer agency—Class 2	3
Custodian	256,412
Registration fees	104,383
Audit	79,466
Printing	77,542
Administrative	76,745
Legal	36,684
Directors’ fees	9,462
Miscellaneous	23,157

Total expenses	4,441,257
Less: expenses waived and reimbursed by the Adviser (see Note B)	(808,446)

Net expenses		3,632,811

Net investment income		3,997,290

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	33

Consolidated Statement of Operations

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(5,710,964	)(a)
Futures contracts	(1,124,755)
Options written	1,701,043
Swap contracts	(83,430)
Foreign currency transactions	(81,914)
Net change in unrealized appreciation/depreciation of:
Investments	17,439,307	(b)
Futures contracts	217,373
Options written	(199,635)
Swap contracts	(3,951,807)
Foreign currency denominated assets and liabilities	495,819

Net gain on investment and foreign currency transactions	8,701,037

Net Increase in Net Assets from Operations	$12,698,327

(a)	Net of foreign capital gains taxes of $2,633.

(b)	Net of increase in accrued foreign capital gains taxes of $7,497.

See notes to consolidated financial statements.

34	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,997,290	$2,264,727
Net realized loss on investment and foreign currency transactions	(5,300,020)	(21,795,710)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,001,057	(5,360,071)

Net increase (decrease) in net assets from operations	12,698,327	(24,891,054)
Dividends to Shareholders from
Net investment income
Class A	(509,447)	(92,210)
Class C	(45,930)	(20,530)
Advisor Class	(511,117)	(45,116)
Class R	(49)	(328)
Class K	(2,741)	(351)
Class I	(151,472)	(374)
Class 1	(1,535,734)	(35,343)
Class 2	– 0	–	(367,410)
Capital Stock Transactions
Net increase	51,614,977	348,866,052

Total increase	61,556,814	323,413,336
Net Assets
Beginning of period	337,010,166	13,596,830

End of period (including undistributed net investment income of $4,102,117 and $1,120,945, respectively)	$398,566,980	$337,010,166

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	35

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio (the “Strategy”) and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Strategy. As part of the Strategy’s investment strategy, the Strategy seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Strategy and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Strategy is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2012, net assets of the Strategy were $398,566,980, of which $73,687,452, or approximately 18.49%, represented the Strategy’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AllianceBernstein Real Asset Strategy and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Strategy offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer

36	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	37

Notes to Consolidated Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

38	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	39

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$59,431,609		$36,596,927		$	– 0	–	$96,028,536
Materials	24,046,352		27,949,525			22,490		52,018,367
Equity:Other	13,972,865		24,154,142			– 0	–	38,127,007
Retail	12,255,264		14,638,833			– 0	–	26,894,097
Residential	7,451,377		7,729,743			– 0	–	15,181,120
Office	5,727,586		5,637,928			– 0	–	11,365,514
Industrials	1,385,440		2,468,811			– 0	–	3,854,251
Lodging	2,519,378		967,409			– 0	–	3,486,787
Food Beverage & Tobacco	1,025,021		405,623			– 0	–	1,430,644
Inflation-Linked Securities	– 0	–	69,593,421			– 0	–	69,593,421
Options Purchased – Puts	– 0	–	560,625			– 0	–	560,625
Warrants	– 0	–	195,990			207,113		403,103
Investment Companies	– 0	–	73,514			– 0	–	73,514
Options Purchased – Calls	– 0	–	16,606			– 0	–	16,606
Short-Term Investments:
Investment Companies	39,448,035		– 0	–		– 0	–	39,448,035
U.S. Treasury Bills	– 0	–	38,993,536			– 0	–	38,993,536

Total Investments in Securities	167,262,927		229,982,633+			229,603		397,475,163
Other Financial Instruments* :
Assets:
Futures Contracts	1,210,322		– 0	–		– 0	–	1,210,322 #
Forward Currency Exchange Contracts	– 0	–	798,492			– 0	–	798,492
Liabilities:
Futures Contracts	(1,401,684)		– 0	–		– 0	–	(1,401,684)#
Forward Currency Exchange Contracts	– 0	–	(778,252)			– 0	–	(778,252)
Call Options Written	– 0	–	(4,908)			– 0	–	(4,908)
Put Options Written	– 0	–	(175,398)			– 0	–	(175,398)
Interest Rate Swap Contracts	– 0	–	(220,251)			– 0	–	(220,251)
Inflation (CPI) Swap Contracts	– 0	–	– 0	–		(5,724)		(5,724)
Total Return Swap Contracts	– 0	–	(2,121,762)			– 0	–	(2,121,762)

Total++	$167,071,565		$227,480,554			$223,879		$394,775,998

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

40	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Energy			Materials		Warrants
Balance as of 10/31/11		$1,036,917		$ – 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–	– 0	–		– 0	–
Realized gain (loss)		– 0	–	– 0	–		4,480
Change in unrealized appreciation/depreciation		– 0	–	(73,071)			387
Purchases		– 0	–	– 0	–		315,349
Sales		– 0	–	– 0	–		(113,103)
Transfers in to Level 3		– 0	–	95,561			– 0	–
Transfers out of Level 3		(1,036,917)		– 0	–		– 0	–

Balance as of 10/31/12**	$	– 0	–	$22,490			$207,113

Net change in unrealized appreciation/depreciationfrom Investments held as of 10/31/12*	$	– 0	–	$(73,071)			$387

	Inflation (CPI) Swap Contracts			Total
Balance as of 10/31/11	$	– 0	–	$1,036,917
Accrued discounts/(premiums)		– 0	–	– 0	–
Realized gain (loss)		– 0	–	4,480
Change in unrealized appreciation/depreciation		(5,724)		(78,408)
Purchases		– 0	–	315,349
Sales		– 0	–	(113,103)
Transfers in to Level 3		– 0	–	95,561
Transfers out of Level 3		– 0	–	(1,036,917)

Balance as of 10/31/12		$(5,724)		$223,879

Net change in unrealized appreciation/depreciationfrom Investments held as of 10/31/12*		$(5,724)		$(78,408)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

**	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	41

Notes to Consolidated Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceed established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it

42	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Strategy as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Strategy as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	43

Notes to Consolidated Financial Statements

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser a management fee at an annual rate of .75% of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Strategy until March 8, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Strategy on or before March 8, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013, and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2012, such reimbursement amounted to $808,446, which is subject to repayment, not to exceed the amount of offering expenses.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2012, the reimbursement for such services amounted to $76,745.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $43,589 for the year ended October 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $7,246 from the sale of Class A shares and received $7 and $10,130 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2012.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government

44	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2012 (000)	Dividend Income (000)
$2,944	$160,398	$123,894	$39,448	$33

Brokerage commissions paid on investment transactions for the year ended October 31, 2012 amounted to $504,351, of which $0 and $3,115, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .25% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $121,626, $13,837, $15,193 and $773,200 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	45

Notes to Consolidated Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$283,289,858	$264,634,045
U.S. government securities	118,014,364	156,331,046

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$402,897,805

Gross unrealized appreciation	$12,208,805
Gross unrealized depreciation	(18,458,882)

Net unrealized depreciation	$(6,250,077)

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategy may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the

46	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2012, the Strategy held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2012, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	47

Notes to Consolidated Financial Statements

things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2012, the Strategy held purchased options for hedging and non-hedging purposes. During the year ended October 31, 2012, the Strategy held written options for hedging and non-hedging purposes.

For the year ended October 31, 2012, the Strategy had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/11	135		$1,239,997
Options written	3,045		1,810,453
Options expired	(646)		(1,321,393)
Options bought back	(1,357)		(1,154,131)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/12	1,177		$574,926

48	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the consolidated statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	49

Notes to Consolidated Financial Statements

hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2012, the Strategy held interest rate swaps for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2012, the Strategy held inflation (CPI) swaps for non-hedging purposes.

Total Return Swaps:

The Strategy may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

50	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

During the year ended October 31, 2012, the Strategy held total return swaps for hedging and non-hedging purposes.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2012, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $2,727,883. The fair value of assets pledged as collateral by the Strategy for such derivatives was $10,645,563 at October 31, 2012. If a trigger event had occurred at October 31, 2012, for those derivatives in a net liability position, an amount of $275,741 would be required to be posted by the Strategy.

At October 31, 2012, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$798,492		Unrealized depreciation of forward currency exchange contracts	$778,252

Commodity contracts				Receivable/Payable for variation margin on futures contracts	429,368	*

Interest rate contracts				Unrealized depreciation on interest rate swap contracts	220,251

Interest rate contracts				Unrealized depreciation on inflation swap contracts	5,724

Equity contracts	Receivable/Payable for variation margin on futures contracts	238,006	*

Equity contracts				Options written, at value	180,306

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	51

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Investments in securities, at value	$577,231

Equity contracts			Unrealized depreciation on total return swap agreements	$2,121,762

Total		$1,613,729		$3,735,663

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(86,730)	$472,414

Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	151,846	(20,633)

Commodity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,239,997	(594,255)

Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(124,276)	(263,544)

52	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(33,839)		$(220,251)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	(5,724)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(1,276,601)		238,006

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	461,046		394,620

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,432,108)		(542,556)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(49,591)		(3,725,832)

Total		$(1,150,256)		$(4,267,755)

The following table represents the volume of the Strategy’s derivative transactions during the year ended October 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$59,623,985
Average principal amount of sale contracts	$69,075,319

Futures Contracts:
Average original value of buy contracts	$19,399,043
Average original value of sale contracts	$22,913,671

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	53

Notes to Consolidated Financial Statements

Interest Rate Swap Contracts:
Average notional amount	$3,830,000	(a)

Inflation Swap Contracts:
Average notional amount	$1,000,000	(b)

Purchased Options Contracts:
Average monthly cost	$1,017,314

Total Return Swap Contracts:
Average notional amount	$113,146,557

(a)	Positions were open eight months during the year.
(b)	Positions were open eight months during the year.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	2,608,531	7,572,792	$28,567,301	$89,862,351

Shares issued in reinvestment of dividends	38,825	6,878	394,077	76,413

Shares redeemed	(2,988,890)	(1,335,679)	(32,355,909)	(14,766,683)

Net increase (decrease)	(341,534)	6,243,991	$(3,394,531)	$75,172,081

54	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

	Shares				Amount
	Year Ended October 31, 2012		Year Ended October 31, 2011		Year Ended October 31, 2012			Year Ended October 31, 2011
Class C
Shares sold	354,713		1,706,584			$3,879,024		$20,345,953

Shares issued in reinvestment of dividends	4,016		1,493			40,482		16,512

Shares redeemed	(524,077)		(139,497)			(5,691,101)		(1,576,503)

Net increase (decrease)	(165,348)		1,568,580			$(1,771,595)		$18,785,962

Advisor Class
Shares sold	4,543,903		5,812,158			$49,904,713		$69,445,733

Shares issued in reinvestment of dividends	31,201		1,871			317,317		20,804

Shares redeemed	(2,780,605)		(1,316,995)			(30,660,702)		(14,466,357)

Net increase	1,794,499		4,497,034			$19,561,328		$55,000,180

Class R
Shares sold	465		29			$5,131		$317

Shares issued in reinvestment of dividends	– 0	– (a)	– 0	–		2		– 0	–

Net increase	465		29			$5,133		$317

Class K
Shares sold	104,007		10,805			$1,119,362		$126,879

Shares issued in reinvestment of dividends	261		– 0	–		2,644		– 0	–

Shares redeemed	(2,244)		(184)			(24,252)		(1,956)

Net increase	102,024		10,621			$1,097,754		$124,923

Class I
Shares sold	208,844		1,430,460			$2,346,052		$16,124,567

Shares issued in reinvestment of dividends	14,751		– 0	–		149,726		– 0	–

Shares redeemed	(1,087)		– 0	–		(11,273)		– 0	–

Net increase	222,508		1,430,460			$2,484,505		$16,124,567

Class 1
Shares sold	6,975,213		17,974,641			$76,358,201		$211,154,367

Shares issued in reinvestment of dividends	11,816		3,044			119,455		33,729

Shares redeemed	(3,912,630)		(1,387,969)			(42,845,273)		(15,327,431)

Net increase	3,074,399		16,589,716			$33,632,383		$195,860,665

Class 2
Shares sold	– 0	–	341,297			– 0	–	4,000,000

Shares redeemed	– 0	–	(1,333,297)			– 0	–	(16,202,643)

Net decrease	– 0	–	(992,000)		$	– 0	–	$(12,202,643)

(a)	Share amount is less than one full share.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	55

Notes to Consolidated Financial Statements

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

56	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,756,490	$561,662

Total taxable distributions paid	$2,756,490	$561,662

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,018,481
Accumulated capital and other losses	(15,654,475	)(a)
Unrealized appreciation/(depreciation)	(6,451,558	)(b)

Total accumulated earnings/(deficit)	$(14,087,552)

(a)	On October 31, 2012, the Strategy had a net capital loss carryforward of $15,654,475.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	57

Notes to Consolidated Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2012, the Strategy had a net capital loss carryforward of $15,654,475 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$8,227	n/a	2018
8,373,586	n/a	2019
4,103,434	$3,169,228	No expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and passive foreign investment companies (PFICs), reclassifications of foreign currency and foreign capital gains tax, the book/tax differences associated with the treatment of earnings from the Subsidiary, and the tax treatment of Treasury inflation-protected securities resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

58	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	59

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11	.16	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(.01)	1.21
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.36	.15	1.25

Less: Dividends
Dividends from net investment income	(.08)	(.35)	– 0	–

Net asset value, end of period	$ 11.33	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	3.36%	1.32%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,989	$70,081	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05%	1.05	%(f)(g)
Expenses, before waivers/reimbursements	1.28%	1.61%	7.68	%(f)(g)
Net investment income(c)	1.02%	1.44%	.80	%(f)(g)
Portfolio turnover rate	118%	120%	42%

See footnote summary on page 67.

60	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$10.93	$11.19	$10.00

Income From Investment Operations
Net investment income(b)(c)	.03	.08	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(.01)	1.15
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.28	.07	1.19

Less: Dividends
Dividends from net investment income	(.03)	(.33)	– 0	–

Net asset value, end of period	$11.18	$10.93	$11.19

Total Return
Total investment return based on net asset value(e)	2.58%	.61%	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,974	$17,414	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.75%	1.75	%(f)(g)
Expenses, before waivers/reimbursements	1.99%	2.31%	11.21	%(f)(g)
Net investment income(c)	.32%	.73%	.65	%(f)(g)
Portfolio turnover rate	118%	120%	42%

See footnote summary on page 67.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	61

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.08	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.19	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(.01)	1.18
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.40	.18	1.26

Less: Dividends
Dividends from net investment income	(.11)	(.36)	– 0	–

Net asset value, end of period	$ 11.37	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(e)	3.69%	1.55%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,529	$50,795	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	.99%	1.29%	8.89	%(f)(g)
Net investment income(c)	1.33%	1.69%	1.46	%(f)(g)
Portfolio turnover rate	118%	120%	42%

See footnote summary on page 67.

62	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.02	$ 11.23	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09	.16	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	(.04)	1.13
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.35	.12	1.23

Less: Dividends
Dividends from net investment income	(.05)	(.33)	– 0	–

Net asset value, end of period	$ 11.32	$ 11.02	$ 11.23

Total Return
Total investment return based on net asset value(e)	3.20%	1.03%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25	%(f)(g)
Expenses, before waivers/reimbursements	1.64%	2.87%	8.66	%(f)(g)
Net investment income(c)	.82%	1.39%	1.50	%(f)(g)
Portfolio turnover rate	118%	120%	42%

See footnote summary on page 67.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	63

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.15	.12
Net realized and unrealized gain on investment and foreign currency transactions	.27	– 0	–	1.13
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.37	.15	1.25

Less: Dividends
Dividends from net investment income	(.10)	(.35)	– 0	–

Net asset value, end of period	$ 11.32	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	3.43%	1.33%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,286	$128	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	1.00%	1.00	%(f)(g)
Expenses, before waivers/reimbursements	1.35%	1.91%	8.39	%(f)(g)
Net investment income(c)	.89%	1.38%	1.76	%(f)(g)
Portfolio turnover rate	118%	120%	42%

See footnote summary on page 67.

64	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,	March 8, 2010(a) to October 31,
2012	2011	2010

Net asset value, beginning of period	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14	.15	.13
Net realized and unrealized gain on investment and foreign currency transactions	.26	.02	(h)	1.14
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.40	.17	1.27

Less: Dividends
Dividends from net investment income	(.11)	(.37)	– 0	–

Net asset value, end of period	$ 11.36	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	3.69%	1.53%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,790	$15,850	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	.98%	1.38%	8.11	%(f)(g)
Net investment income(c)	1.32%	1.42%	1.99	%(f)(g)
Portfolio turnover rate	118%	120%	42%

See footnote summary on page 67.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	65

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,	March 8, 2010(a) to October 31,
2012	2011	2010

Net asset value, beginning of period	$ 11.01	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(.01)	1.13
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.37	.14	1.25

Less: Dividends
Dividends from net investment income	(.09)	(.38)	– 0	–

Net asset value, end of period	$ 11.29	$ 11.01	$ 11.25

Total Return
Total investment return based on net asset value(e)	3.47%	1.25%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$221,971	$182,720	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	1.00%	1.00	%(f)(g)
Expenses, before waivers/reimbursements	1.21%	1.47%	8.39	%(f)(g)
Net investment income(c)	1.07%	1.40%	1.78	%(f)(g)
Portfolio turnover rate	118%	120%	42%

See footnote summary on page 67.

66	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,	March 8, 2010(a) to October 31,
2012	2011	2010

Net asset value, beginning of period	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.14	.13
Net realized and unrealized gain on investment and foreign currency transactions	.26	.03	(h)	1.14
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.41	.17	1.27

Less: Dividends
Dividends from net investment income	– 0	–	(.37)	– 0	–

Net asset value, end of period	$ 11.48	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	3.70%	1.50%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11	$11,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	.96%	3.72%	8.14	%(f)(g)
Net investment income(c)	1.32%	1.19%	2.01	%(f)(g)
Portfolio turnover rate	118%	120%	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Annualized.

(h)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	67

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc.

and Shareholders of the AllianceBernstein Real Asset Strategy Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AllianceBernstein Real Asset Strategy Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc.) (the “Strategy”), as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for the two years in the period then ended and the period March 8, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AllianceBernstein Real Asset Strategy Portfolio of AllianceBernstein Bond Fund, Inc. at October 31, 2012, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and the period March 8, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2012

68	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2012. For corporate shareholders, 15.87% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 12.15% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2012, the Strategy designates $3,397,898 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	69

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Vincent L. Childers(2), Vice President Jonathan E. Ruff(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Real Asset Strategy Team. Messrs. Vincent L. Childers and Jonathan E. Ruff are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

70	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas NewYork, New York 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	71

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 80 (1998)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	101	None

John H. Dobkin, # 70 (1998)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

72	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	73

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

74	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	75

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Vincent L. Childers 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2007.

Jonathan E. Ruff 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”),** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

76	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Real Asset Strategy (the “Strategy”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and presented to the Board of Directors on November 6-8, 2012.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	77

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Strategy	Net Assets 09/30/12 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Real Asset Strategy	$399.0	75 bp (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $72,866 (0.01% of the Strategy’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser prior to the Strategy’s new Prospectus date upon at least 60 days written notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4]		Fiscal Year End
Real Asset Strategy	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.75% 1.05% 1.75 1.25 1.00 0.75 1.00 0.75	% % % % % %	1.00 1.29 2.00 1.60 1.38 1.03 1.23 0.98	% % % % % % % %	October 31 (ratio as of April 30, 2012)

3	Jones v. Harris at 1427.
4	Annualized.

78	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.5 In addition to the AllianceBernstein

5

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	79

Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2012 net assets:6

Strategy	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Real Asset Strategy	$399.0	Real Asset Strategy Schedule 75 bp on 1st $150 million 60 bp on next $150 million 50 bp on the balance Minimum Acct Size: $150 million	0.632%	0.750%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Strategy. Also shown are the Strategy’s advisory fee and what would have been the effective advisory fee of the Strategy had the fee schedule of the sub-advisory relationship been applicable to the Strategy based on September 30, 2012 net assets:

Strategy	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Real Asset Strategy	Client #1	0.35% on first $250 million 0.25% on first $250 million 0.23% thereafter	0.313%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Strategy by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

80	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)8 and the Strategy’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Real Asset Strategy	0.750	0.950	2/11

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Asset Strategy	1.050	1.401	2/11	1.320	8/33

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	81

Based on this analysis, the Strategy has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2011 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $46,956, $404,775 and $2,017 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2011, ABI paid approximately 0.04%

82	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $29,579 in fees from the Strategy.

The Strategy effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategy’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategy is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategy. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	83

Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli11 study on advisory fees and various fund characteristics.12 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.13 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 year performance return and rankings of the Strategy14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended July 31, 2012.16

11	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

12	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

13	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

14	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

15	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

16	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

84	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Asset Strategy 1 year	-7.28	-2.71	-1.56	7/11	54/67

Set forth below are the 1 year and since inception net performance returns of the Strategy (in bold)17 versus its benchmark.18 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

		Periods Ending July 31, 2012 Annualized Performance
		Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)		Volatility (%)	Sharpe (%)
Real Asset Strategy	-7.28	5.81	22.25	-0.22	1
MSCI AC World Commodity Producers Index	-17.82	-1.49	28.90	-0.49	1
Inception Date: March 8, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

17	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

18	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2012.

19	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	85

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

86	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	87

NOTES

88	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	89

NOTES

90	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	91

NOTES

92	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

ALLIANCEBERNSTEIN REAL ASSET STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RAS-0151-1012

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
-AllianceBernstein Intermediate Bond Portfolio	2011	$44,500	$295	$12,844
	2012	$44,500	$326	$13,348

-AllianceBernstein Bond Inflation Strategy	2011	$40,500	$295	$12,843
	2012	$40,500	$326	$13,347

-AllianceBernstein Municipal Bond Inflation Strategy	2011	$31,290	$295	$12,466
	2012	$31,290	$326	$12,566

-AllianceBernstein Real Asset Strategy	2011	$42,000	$295	$32,159
	2012	$42,000	$326	$30,332

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-AllianceBernstein Intermediate Bond Portfolio	2011	$688,805	$ $ $	13,139 (295 (12,844	) )
	2012	$712,440	$ $ $	13,674 (326 (13,348	) )
-AllianceBernstein Bond Inflation Strategy	2011	$688,804	$ $ $	13,138 (295 (12,843	) )
	2012	$712,438	$ $ $	13,673 (326 (13,347	) )
-AllianceBernstein Municipal Bond Inflation Strategy	2011	$688,427	$ $ $	12,761 (295 (12,466	) )
	2012	$711,657	$ $ $	12,892 (326 (12,566	) )
-AllianceBernstein Real Asset Strategy	2011	$708,120	$ $ $	32,454 (295 (32,159	) )
	2012	$729,424	$ $ $	30,658 (326 (30,332	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 21, 2012